UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 through October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2014

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at the record highs and outperformed other developed markets for calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

Developed Markets

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies in an effort to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its Quantitative Easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing in growth in their respective economies. The Standard & Poor’s 500 Index returned 17.27%, while the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned -0.60% for the twelve month period.

Emerging Markets

Early in the reporting period, investors sold emerging market equities in response to the U.S. Federal Reserve’s decision in December to taper off its Quantitative Easing program of monthly bond purchases. However, emerging markets equities recovered from February through August as the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 0.64% for the twelve month period.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.35%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	0.64%

Net Assets as of 10/31/2014 (In Thousands)	$1,226,673

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the consumer discretionary, telecommunication services and information technology sectors detracted from performance relative to the Benchmark, while the Fund’s underweight allocation and security selection in the materials sector and its security selection in the energy and industrials sectors made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in Tencent Holdings Ltd. and Naspers Ltd. and overweight position in SJM Holdings Ltd. Shares of Tencent, a provider of Internet and mobile services in China, gained from continued growth in its businesses. Shares of Naspers, a South African media company not held by the Fund, gained from the company’s significant stake in Tencent Holdings Ltd., a Chinese internet company that performed well during the twelve month period. Shares of SJM Holdings, a Macau casino operator, fell following news reports of an anti-corruption effort by Chinese authorities and related restrictions on travel visas in China.

Individual contributors to relative performance included the Fund’s overweight position in Tata Motors Ltd. and its underweight positions in Petroleo Brasileiro SA (Petrobras) and

Gazprom OAO. Shares of Tata Motors, an Indian automaker, rose on strong earnings growth from its Jaguar Land Rover subsidiary. Shares of Petrobras, a Brazilian integrated energy company, declined significantly on expectations that the re-election of President Dilma Rousseff would mean a continuation of the government’s interventionist role in the management of the company, to the detriment of shareholders. The Fund held no position in Gazprom, a Russian energy company hurt by low oil and gas prices and by economic sanctions imposed by Western nations on Russia amid the continuing conflict in Ukraine.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average overweight versus the Benchmark from a country perspective during the twelve months ended October 31, 2014, was in China and its largest average underweight was in Mexico. From a sector perspective, the Fund’s largest average overweight versus the Benchmark during the period was in the consumer discretionary sector and its largest average underweight was in the materials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	3.3%
2.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	1.9
3.	Bank of China Ltd., Class H (China)	1.7
4.	China Construction Bank Corp., Class H (China)	1.6
5.	MTN Group Ltd. (South Africa)	1.5
6.	Lukoil OAO, ADR (Russia)	1.4
7.	China Petroleum & Chemical Corp., Class H (China)	1.4
8.	Sasol Ltd. (South Africa)	1.3
9.	CNOOC Ltd. (China)	1.3
10.	Sberbank of Russia, ADR (Russia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
South Korea	21.1%
China	18.2
Taiwan	11.2
Brazil	9.0
Russia	7.1
India	7.0
South Africa	6.3
Turkey	6.1
Hong Kong	4.3
Thailand	3.0
Indonesia	1.8
United Arab Emirates	1.3
Others (each less than 1.0%)	2.3
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
Without Sales Charge		(2.56)%	5.85%	(0.53)%
With Sales Charge*		(7.71)	4.72	(1.33)
CLASS C SHARES	February 28, 2008
Without CDSC		(3.12)	5.31	(1.03)
With CDSC**		(4.12)	5.31	(1.03)
CLASS R5 SHARES	February 28, 2008	(2.12)	6.33	(0.08)
SELECT CLASS SHARES	February 28, 2008	(2.35)	6.13	(0.28)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.72%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	0.64%

Net Assets as of 10/31/2014 (In Thousands)	$2,534,974

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the financials and materials sectors helped performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector and its security selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Siam Commercial Bank Public Co., Housing Development Finance Corp. and HDFC Bank Ltd. Shares of Siam Commercial Bank, a Thai bank, rose after the company posted an increase in third-quarter profit. Shares of Housing Development Finance Corp. and HDFC Bank, Indian financial sector companies, gained from better-than-expected earnings, as well as increased investor optimism in the Indian market following the election of the market-friendly Bharatiya Janata Party.

Individual detractors from relative performance included the Fund’s overweight positions in Sun Art Retail Group Ltd. and Shoprite Holdings Ltd. and its underweight position in Naspers

Ltd. Shares of Sun Art Retail, a Chinese operator of large shopping markets, fell on weakness in consumer spending in China. Shares of Shoprite Holdings, an operator of retail stores throughout Africa, declined after the company announced quarterly earnings below analysts’ estimates, in addition to overall weakness in South African consumer spending. Shares of Naspers, a South African media company not held in the Fund, gained from the company’s significant stake in Tencent Holdings Ltd., a Chinese Internet company that performed well during the twelve month reporting period.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and the industrials sectors and the Fund’s largest underweight positions versus the Benchmark were in the energy and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Housing Development Finance Corp. (India)	3.5%
2.	Tata Consultancy Services Ltd. (India)	3.0
3.	AIA Group Ltd. (Hong Kong)	3.0
4.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.6
5.	Baidu, Inc., ADR (China)	2.5
6.	Bidvest Group Ltd. (The) (South Africa)	2.2
7.	MTN Group Ltd. (South Africa)	2.2
8.	Woolworths Holdings Ltd. (South Africa)	2.2
9.	HDFC Bank Ltd., ADR (India)	2.2
10.	Remgro Ltd. (South Africa)	2.2

PORTFOLIO COMPOSITION BY COUNTRY*
India	18.7%
South Africa	15.0
China	10.3
Brazil	8.6
Hong Kong	6.3
Thailand	6.0
Russia	5.6
Taiwan	5.5
Indonesia	4.8
Turkey	4.0
South Korea	3.3
Mexico	2.8
United Kingdom	2.7
Peru	1.5
Panama	1.2
Others (each less than 1.0%)	2.0
Short-Term Investment	1.7

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		3.31%	5.03%	10.07%
With Sales Charge*		(2.13)	3.90	9.47
CLASS B SHARES	September 28, 2001
Without CDSC		2.75	4.49	9.64
With CDSC**		(2.25)	4.16	9.64
CLASS C SHARES	February 28, 2006
Without CDSC		2.77	4.49	9.52
With CDSC***		1.77	4.49	9.52
CLASS R6 SHARES	December 23, 2013	3.76	5.46	10.54
INSTITUTIONAL CLASS SHARES	November 15, 1993	3.72	5.45	10.53
SELECT CLASS SHARES	September 10, 2001	3.56	5.29	10.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Global Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.39%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)[1]	7.77%
MSCI World Index (net of foreign withholding taxes)	8.67%

Net Assets as of 10/31/2014 (In Thousands)	$114,062

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed both the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and the MSCI World Index (net of foreign withholding taxes) for the twelve months ended October 31, 2014.

The Fund’s security selection in the banking sector and its security selection and overweight position in the energy sector detracted from performance relative to the Benchmark. The Fund’s security selection in the consumer non-durables sector and its security selection and underweight position in the retail sectors made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Statoil ASA, Sumitomo Mitsui Financial Group and Roche Holding Ltd. Shares of Statoil, Norway’s state-controlled energy company, fell on the collapse in global oil prices during the final months of the reporting period. Shares of Sumitomo Mitsui, a Japanese financial services company, fell amid general weakness in the sector on concerns about a slowdown in Japan’s economy. Shares of Roche, a Swiss pharmaceuticals company, weakened on its $8.3 billion acquisition of InterMune Inc.

Individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., Home Depot

Inc. and Altria Group Inc. Shares of Microsoft, a maker of computer software and other products, rose on the company’s push into the mobile phone market. Shares of Home Depot, a home improvement retail chain, gained from continued improvement in revenue and earnings. Shares of Altria, a U.S. tobacco company, benefitted from its 27% stake in SABMiller, which was the target of takeover speculation.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends. In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to manage the Fund’s currency exposure.

[1]

Effective February 28, 2014, the Fund’s primary benchmark changed from the MSCI World Index to the MSCI All Country World Index to more closely align the Fund’s primary benchmark with its investments strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Johnson & Johnson (United States)	5.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	4.5
3.	Roche Holding AG (Switzerland)	4.3
4.	Microsoft Corp. (United States)	3.9
5.	Home Depot, Inc. (The) (United States)	3.0
6.	Altria Group, Inc. (United States)	3.0
7.	ConocoPhillips (United States)	2.9
8.	Westfield Corp. (Australia)	2.7
9.	Bayer AG (Germany)	2.4
10.	Wells Fargo & Co. (United States)	2.3

PORTFOLIO COMPOSITION BY COUNTRY*
United States	46.9%
United Kingdom	10.3
Switzerland	5.6
Australia	5.4
Netherlands	4.5
Germany	4.2
Japan	4.0
Norway	2.3
China	2.2
France	1.9
Israel	1.8
Sweden	1.3
South Africa	1.2
New Zealand	1.1
Russia	1.1
South Korea	1.0
Others (each less than 1.0%)	2.9
Short-Term Investment	2.3

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
Without Sales Charge		3.18%	11.00%	6.19%
With Sales Charge*		(2.22)	9.02	4.64
CLASS C SHARES	February 28, 2011
Without CDSC		2.67	10.46	5.66
With CDSC**		1.67	10.46	5.66
CLASS R2 SHARES	February 28, 2011	2.84	10.72	5.91
CLASS R5 SHARES	February 28, 2011	3.60	11.49	6.66
SELECT CLASS SHARES	February 28, 2011	3.39	11.26	6.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI All Country World Index, the MSCI World Index and the Lipper Global Equity Income Funds Index from February 28, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index and the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of February 28, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment strategies. Prior to February 28, 2014, the Fund’s benchmark was the MSCI World Index.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.09%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	8.67%

Net Assets as of 10/31/2014 (In Thousands)	$3,577,713

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s overall security selection helped performance during the period, with security selection in the transportation & consumer cyclical sector and in the health care sector among the leading contributors to performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical sector and an underweight position in the technology-hardware sector detracted from relative performance.

Due to the Fund’s holdings of a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. In implementing this strategy, the Fund’s portfolio managers primarily invested in securities included within the universe of the Benchmark that they considered undervalued, while modestly underweighting or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

On September 25, 2014, the portfolio managers of the Fund changed. The change in management did not materially change the Fund’s investment strategy.

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Apple, Inc. (United States)	2.0%
2.	Microsoft Corp. (United States)	1.2
3.	Johnson & Johnson (United States)	1.1
4.	Exxon Mobil Corp. (United States)	1.1
5.	Wells Fargo & Co. (United States)	1.0
6.	Procter & Gamble Co. (The) (United States)	0.8
7.	Chevron Corp. (United States)	0.8
8.	Nestle S.A. (Switzerland)	0.8
9.	Bank of America Corp. (United States)	0.8
10.	Verizon Communications, Inc. (United States)	0.7

PORTFOLIO COMPOSITION BY COUNTRY*
United States	52.5%
Japan	7.5
United Kingdom	7.1
Switzerland	4.0
France	3.9
Canada	3.9
Germany	3.7
Australia	2.6
Spain	1.3
Netherlands	1.3
Hong Kong	1.1
Italy	1.0
Others (each less than 1.0%)	4.5
Short-Term Investment	5.6

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
Without Sales Charge		9.84%	15.32%
With Sales Charge*		4.07	11.66
CLASS C SHARES	February 28, 2013
Without CDSC		9.27	14.76
With CDSC**		8.27	14.76
CLASS R2 SHARES	February 28, 2013	9.58	15.04
SELECT CLASS SHARES	February 28, 2013	10.09	15.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.88%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$2,486,790

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the consumer discretionary and energy sectors and its exposure to the U.K. and Pacific Rim detracted from performance relative to the Benchmark. The Fund’s security selection in the industrials and health care sectors and its exposure to Continental Europe and Japan helped relative performance.

Individual detractors from the Fund’s relative performance included its overweight positions in Standard Chartered PLC, Technip SA and BG Group PLC. Shares of Standard Chartered, a U.K. banking company focused on Asia, fell after the company issued a profit warning on a surge of bad debt. Shares of Technip, a French oilfield services company, came under pressure from falling global oil prices and the potential impact of Western economic sanctions on Russia’s energy sector. Shares of BG Group, a U.K. natural gas company, declined on weak operating profit following a sharp drop in production.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Astellas Pharma Inc., Cheung Kong (Holdings) Ltd. and Teva Pharmaceutical Industries Ltd. Shares of Astellas, a Japanese drug company, rose on higher revenue and earnings. Shares of Cheung Hong, a U.K. property developer, strengthened on better-than-expected earnings. Shares of Teva, an Israeli pharmaceuticals company, rose after Teva posted better-than-expected quarterly earnings and raised its forecast for full-year 2014 results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	BG Group plc (United Kingdom)	2.1
4.	Nestle S.A. (Switzerland)	2.1
5.	Novartis AG (Switzerland)	2.1
6.	Toyota Motor Corp. (Japan)	2.0
7.	Roche Holding AG (Switzerland)	1.9
8.	Prudential plc (United Kingdom)	1.9
9.	UBS AG (Switzerland)	1.8
10.	Anheuser-Busch InBev N.V. (Belgium)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.6%
Japan	17.2
Switzerland	14.2
France	12.0
Germany	8.6
Netherlands	6.9
Hong Kong	3.9
China	2.7
South Korea	1.8
Belgium	1.7
Australia	1.7
Israel	1.1
Taiwan	1.0
Others (each less than 1.0%)	2.1
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		(2.06)%	6.08%	5.21%
With Sales Charge*		(7.19)	4.95	4.64
CLASS B SHARES	February 28, 2002
Without CDSC		(2.57)	5.55	4.75
With CDSC**		(7.57)	5.22	4.75
CLASS C SHARES	January 31, 2003
Without CDSC		(2.59)	5.53	4.64
With CDSC***		(3.59)	5.53	4.64
CLASS R2 SHARES	November 3, 2008	(2.33)	5.82	5.04
CLASS R5 SHARES	May 15, 2006	(1.65)	6.56	5.64
CLASS R6 SHARES	November 30, 2010	(1.60)	6.60	5.66
SELECT CLASS SHARES	January 1, 1997	(1.88)	6.35	5.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-1.76%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$1,755,846

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s security selection in the banks, media and energy sectors detracted from performance relative to the Benchmark, while security selection in the health care, industrial cyclicals and transport services & consumer cyclical sectors made a positive contribution to relative performance.

By region, the Fund’s exposure to Japan and Emerging Markets (the latter of which the Benchmark did not hold) were the leading detractors from relative performance, while its exposure to the U.K. and Continental Europe was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Orix Corp., Renault SA and Publicis Groupe SA. Shares of Orix, a Japanese financial services company, declined amid overall weakness in Japan’s economy. Shares of Renault, a French automaker, fell on a slowdown in sales in Emerging Markets and signs of economic weakness across the European Union. Shares of Publicis, a French advertising and media services company, fell amid the company’s string of corporate acquisitions.

Leading individual contributors to relative performance included its overweight positions in Shire PLC, InterContinental Hotels Group PLC and Royal Dutch Shell PLC. Shares of Shire, an Irish pharmaceuticals company, rose after the company raised its earnings forecast and amid speculation that it remains a takeover target despite the collapse of a proposed $55 billion merger with AbbVie Inc. Shares of InterContinental, a U.K.-based hotels operator, gained from growth in consumer spending in the U.S. and strong growth in quarterly revenues. Shares of Royal Dutch Shell, a U.K.-Dutch integrated oil and natural gas company, rose on an increase in quarterly profits in the face of declining global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%
2.	Roche Holding AG (Switzerland)	3.1
3.	Nestle S.A. (Switzerland)	3.0
4.	Novartis AG (Switzerland)	2.8
5.	HSBC Holdings plc (United Kingdom)	2.7
6.	Bayer AG (Germany)	2.1
7.	Prudential plc (United Kingdom)	2.0
8.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.0
9.	Vodafone Group plc (United Kingdom)	1.9
10.	AstraZeneca plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	20.3%
United Kingdom	19.6
Switzerland	14.2
France	13.6
Germany	6.9
Netherlands	6.8
Australia	3.4
Hong Kong	2.1
Norway	1.6
Denmark	1.5
China	1.4
Sweden	1.3
Belgium	1.1
South Korea	1.0
Others (each less than 1.0%)	3.0
Short-Term Investment	2.2

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		(2.18)%	6.35%	5.73%
With Sales Charge*		(7.29)	5.21	5.16
CLASS B SHARES	September 10, 2001
Without CDSC		(2.62)	5.81	5.30
With CDSC**		(7.62)	5.49	5.30
CLASS C SHARES	July 31, 2007
Without CDSC		(2.65)	5.81	5.20
With CDSC***		(3.65)	5.81	5.20
CLASS R6 SHARES	November 30, 2010	(1.67)	6.86	6.26
INSTITUTIONAL CLASS SHARES	February 26, 1997	(1.76)	6.78	6.22
SELECT CLASS SHARES	September 10, 2001	(1.91)	6.61	6.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund1

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.16%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)[2]	-0.60%
MSCI EAFE Gross Domestic Product (GDP) Index (net of foreign withholding taxes)	-1.97%

Net Assets as of 10/31/2014 (In Thousands)	$683,504

INVESTMENT OBJECTIVE3 **

Effective June 30, 2014, the Fund’s investment objective was revised to seek to provide long-term appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the transport services & consumer cyclical sector and the banks and finance sector made a positive contribution to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care and insurance sectors detracted from relative performance.

The Fund’s security selection in Europe (including the U.K.) contributed to relative performance. The Fund’s security selection in Japan and exposure to emerging markets detracted from relative performance. Due to the relatively large number of securities held by the Fund during the period, the impact of individual holdings on performance relative to the Benchmark tended to be small.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s largest average positions were in the banks-banks and finance and health care sectors, while the smallest average positions were in the technology-semiconductors and technology-software sectors. By region, the Fund’s largest average positions were in the Europe & Middle East (excluding the U.K.) and Japan, while the smallest average positions were in North America and emerging markets.

Following its June 30, 2014 change in investment objective and investment benchmark, the Fund invested primarily in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The Fund’s managers sought to be modestly overweight in equity securities that they believed to be undervalued while modestly underweighting or not holding equity securities that they believed appeared overvalued.

On September 25, 2014, the portfolio managers of the Fund changed. The change in management did not materially change the Fund’s investment strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.1%
2.	HSBC Holdings plc (United Kingdom)	1.7
3.	Toyota Motor Corp. (Japan)	1.7
4.	Novartis AG (Switzerland)	1.6
5.	Bayer AG (Germany)	1.6
6.	Roche Holding AG (Switzerland)	1.6
7.	Royal Dutch Shell plc, Class A (Netherlands)	1.3
8.	British American Tobacco plc (United Kingdom)	1.3
9.	Sanofi (France)	1.1
10.	Australia & New Zealand Banking Group Ltd. (Australia)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.4%
United Kingdom	19.1
France	10.7
Germany	10.1
Switzerland	8.0
Australia	6.0
Hong Kong	3.2
Spain	3.0
Netherlands	2.6
Denmark	2.5
Italy	2.3
Sweden	2.1
Norway	1.1
Ireland	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	2.9

[1]	Effective June 30, 2014, the Fund’s name was changed from “JPMorgan International Equity Index Fund.”
[2]	Effective June 30, 2014, the Fund’s primary benchmark changed to the MSCI EAFE Index (net of foreign withholding taxes) from the MSCI EAFE GDP Index (net of foreign withholding taxes). Both indices are registered service marks of Morgan Stanley Capital International, which does not sponsor, and is in no way affiliated with the Fund.
[3]

Prior to June 30, 2014, the Fund’s investment objective had been to seek investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
Without Sales Charge		(0.40)%	5.23%	5.37%
With Sales Charge*		(5.61)	4.10	4.81
CLASS B SHARES	January 14, 1994
Without CDSC		(0.91)	4.55	4.76
With CDSC**		(5.91)	4.21	4.76
CLASS C SHARES	November 4, 1997
Without CDSC		(0.93)	4.55	4.65
With CDSC***		(1.93)	4.55	4.65
CLASS R2 SHARES	November 3, 2008	(0.66)	4.97	5.10
SELECT CLASS SHARES	October 28, 1992	(0.16)	5.49	5.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of June 30, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment objective and strategies. Prior to June 30, 2014, the Fund’s benchmark was the MSCI EAFE GDP Index (net of foreign withholding taxes).

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.18%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)[1]	0.06%
MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$4,564

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. For the same period, the Fund underperformed the MSCI EAFE Index (net of foreign withholding taxes), which had been the Fund’s primary benchmark until February 28, 2014.

The Fund’s security selection in the financials and its security selection and overweight position in the consumer discretionary sector detracted from performance relative to the Benchmark, while security selection in the health care sector made a positive contribution to relative performance. By region, the Fund’s exposure the U.K. and Continental Europe detracted from relative performance, while its exposure to the Pacific Rim, excluding Japan, made a positive contribution to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Partnership Assurance Group PLC, Sberbank Russia OJSC and Compagnie Financiere Richmont SA. Shares of Partnership Assurance, a U.K. specialty insurer not held in the Benchmark, plummeted as U.K. pension reforms took effect. Shares of Sberbank, Russia’s largest bank, came under pressure amid economic sanctions imposed by Western nations on Russia. Shares of Financier Richmont, a Swiss luxury goods company, declined amid weakness in sales and the overall sluggishness of the European economy.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Shire PLC, Baidu Inc. and HDFC Bank Ltd. Shares of Shire, an Irish pharmaceuticals company, rose after the company raised its earnings forecast and amid speculation that it remains a takeover target despite the collapse of a proposed $55 billion merger with AbbVie Inc. Shares of Baidu, a Chinese Internet search provider not held in the Benchmark, gained from growth in mobile user traffic and the company’s investments in marketing, content and user acquisition. Shares of HDFC, an Indian financial services company, gained from better-than-expected earnings, as well as increased investor optimism in the Indian market following the election of the market-friendly Bharatiya Janata Party.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

[1]

Effective February 28, 2014, the Fund’s primary benchmark changed from the MSCI EAFE Index (net of foreign withholding taxes) to the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) to more closely align the Fund’s primary benchmark with its strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Baidu, Inc., ADR (China)	3.8%
2.	Barclays plc (United Kingdom)	3.3
3.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.3
4.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	3.2
5.	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.2
6.	Schneider Electric SE (France)	3.2
7.	Akzo Nobel N.V. (Netherlands)	3.1
8.	Cheung Kong Holdings Ltd. (Hong Kong)	3.1
9.	Cie Financiere Richemont S.A. (Switzerland)	3.1
10.	Accor S.A. (France)	3.0

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	21.5%
Switzerland	13.3
Japan	13.2
France	10.2
China	8.1
Germany	8.0
Netherlands	7.5
Hong Kong	5.0
Canada	4.6
South Korea	3.2
India	2.3
Taiwan	1.1
Spain	1.0
Ireland	1.0

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		(2.47)%	11.47%
With Sales Charge*		(7.59)	9.44
CLASS C SHARES	November 30, 2011
Without CDSC		(2.91)	10.93
With CDSC**		(3.91)	10.93
CLASS R2 SHARES	November 30, 2011	(2.68)	11.21
CLASS R5 SHARES	November 30, 2011	(1.99)	11.98
CLASS R6 SHARES	November 30, 2011	(1.95)	12.03
SELECT CLASS SHARES	November 30, 2011	(2.18)	11.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S., the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from November 30, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. and the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of February 28, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment strategies. Prior to February 28, 2014, the Fund’s benchmark was the MSCI EAFE Index.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.75%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$3,789,680

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection and underweight position in the utilities sector and its security selection in the telecommunications sector detracted from performance relative to the Benchmark, while security selection in the health care and retail sectors made a positive contribution to relative performance. By region, the Fund’s exposure to Continental Europe and Japan detracted from relative performance, while the Fund’s exposure to the U.K. made a positive contribution to relative performance. The Fund’s cash position also contributed to relative performance.

Leading individual detractors from relative performance included the Fund’s position in Honda Motor Co. and its overweight positions in BG Group PLC and Orix Corp. Shares of Honda, a Japanese automaker, fell amid a recall of thousands of cars due to defective air bags. Shares of BG Group, a U.K. natural gas company not held in the Benchmark, declined on weak operating profit following a sharp drop in production. Shares of Orix, a Japanese leasing company, declined amid overall weakness in Japan’s economy.

Individual contributors to the Fund’s relative performance included the Fund’s positions in Seven & I Holdings Co., InterContinental Hotels Group PLC and Danske Bank A/S. Shares of Seven & I Holdings, a Japanese operator of retail chain stores, gained from earnings growth. Shares of InterContinental, a U.K.-based hotels operator, gained from growth in consumer spending in the U.S. and strong growth in quarterly revenues. Shares of Danske, a Danish bank, rose on strong quarterly profit growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.7%
2.	HSBC Holdings plc (United Kingdom)	2.8
3.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.8
4.	Toyota Motor Corp. (Japan)	2.8
5.	Bayer AG (Germany)	2.5
6.	Vodafone Group plc (United Kingdom)	2.4
7.	Hitachi Ltd. (Japan)	2.2
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.1
9.	GDF Suez (France)	1.9
10.	Roche Holding AG (Switzerland)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	24.1%
United Kingdom	17.4
France	15.9
Switzerland	6.8
Netherlands	6.3
Italy	5.0
Germany	3.9
Australia	2.7
Belgium	2.2
Spain	1.9
Sweden	1.7
Hong Kong	1.6
Norway	1.5
Ireland	1.2
South Korea	1.1
Denmark	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	1.1

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(4.09)%	5.58%	5.86%
With Sales Charge*		(9.11)	4.45	5.29
CLASS B SHARES	September 28, 2001
Without CDSC		(4.61)	5.05	5.45
With CDSC**		(9.61)	4.72	5.45
CLASS C SHARES	July 11, 2006
Without CDSC		(4.64)	5.04	5.34
With CDSC***		(5.64)	5.04	5.34
CLASS R2 SHARES	November 3, 2008	(4.33)	5.30	5.70
CLASS R6 SHARES	November 30, 2010	(3.64)	6.07	6.35
INSTITUTIONAL CLASS SHARES	November 4, 1993	(3.75)	5.99	6.31
SELECT CLASS SHARES	September 10, 2001	(3.90)	5.83	6.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.13%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$1,593,363

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns.

During the reporting period, securities exhibiting the growth characteristics targeted by the Fund (high earnings momentum and high medium-term price momentum) generally outperformed the broader market. Securities exhibiting the value characteristics targeted by the Fund (low price-to-book and low price-to-earnings ratios) slightly outperformed the broader market.

The Fund’s security selection in the health care and information technology sectors made a positive contribution to performance relative to the Benchmark, while security selection in the industrials and energy sectors detracted from relative performance.

The Fund targeted collections of companies that exhibited specific growth and/or value characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth and/or value characteristics, targeting names that they believed possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.2%
2.	Novartis AG (Switzerland)	2.1
3.	Roche Holding AG (Switzerland)	2.1
4.	Bayer AG (Germany)	1.6
5.	Toyota Motor Corp. (Japan)	1.6
6.	BP plc (United Kingdom)	1.5
7.	Total S.A. (France)	1.4
8.	BHP Billiton Ltd. (Australia)	1.4
9.	Nestle S.A. (Switzerland)	1.3
10.	British American Tobacco plc (United Kingdom)	1.3

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	20.7%
United Kingdom	18.0
France	11.0
Switzerland	10.6
Germany	7.2
Australia	6.6
Netherlands	3.7
Finland	2.1
Sweden	2.0
Hong Kong	2.0
Spain	1.9
Belgium	1.9
Italy	1.7
Norway	1.6
Ireland	1.3
Denmark	1.2
Others (each less than 1.0%)	3.6
Short-Term Investment	2.9

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		(0.33)%	6.85%	4.84%
With Sales Charge*		(5.58)	5.71	4.28
CLASS C SHARES	February 28, 2006
Without CDSC		(0.89)	6.31	4.39
With CDSC**		(1.89)	6.31	4.39
CLASS R2 SHARES	November 3, 2008	(0.66)	6.58	4.68
INSTITUTIONAL CLASS SHARES	April 30, 2001	0.13	7.38	5.38
SELECT CLASS SHARES	February 28, 2006	(0.13)	7.11	5.15

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Brazil — 8.5%
1,148	Banco do Brasil S.A.	12,845
133	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), ADR	5,555
1,989	Cia Energetica de Minas Gerais, ADR	11,495
551	Cielo S.A.	9,050
1,268	Embraer S.A.	12,274
1,320	Even Construtora e Incorporadora S.A.	2,856
316	Ez Tec Empreendimentos e Participacoes S.A.	2,706
1,574	Itau Unibanco Holding S.A. (Preference Shares), ADR	23,231
1,856	Kroton Educacional S.A.	13,224
454	Porto Seguro S.A.	5,437
350	Smiles S.A.	6,039

		104,712

	China — 18.2%
2,445	ANTA Sports Products Ltd.	4,799
33	Baidu, Inc., ADR (a)	7,961
44,764	Bank of China Ltd., Class H	21,426
2,926	BYD Electronic International Co., Ltd.	3,480
19,632	China CITIC Bank Corp., Ltd., Class H	12,789
25,860	China Construction Bank Corp., Class H	19,294
6,801	China Merchants Bank Co., Ltd., Class H	12,604
19,193	China Petroleum & Chemical Corp., Class H	16,645
9,996	CNOOC Ltd.	15,653
14,252	Coolpad Group Ltd.	3,052
14,610	Geely Automobile Holdings Ltd.	6,540
2,536	Great Wall Motor Co., Ltd., Class H	11,145
1,779	Haitian International Holdings Ltd.	3,816
12,838	Huadian Power International Corp., Ltd., Class H	9,806
8,304	Huaneng Power International, Inc., Class H	10,209
8,990	Lenovo Group Ltd.	13,251
145	NetEase, Inc., ADR	13,702
322	Perfect World Co., Ltd., ADR	6,696
8,514	Shanghai Electric Group Co., Ltd., Class H	4,266
5,899	Sinotrans Ltd., Class H	4,681
3,227	TCL Communication Technology Holdings Ltd.	3,174
452	Tencent Holdings Ltd.	7,260
2,895	Weichai Power Co., Ltd., Class H	11,113

		223,362

	Greece — 0.5%
493	OPAP S.A.	5,968

	Hong Kong — 4.3%
7,376	Anxin-China Holdings Ltd.	685
5,453	Belle International Holdings Ltd.	6,939
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
1,034	China Mobile Ltd.	12,860
1,721	China Singyes Solar Technologies Holdings Ltd. (a)	3,296
7,534	China South City Holdings Ltd.	3,412
53,300	REXLot Holdings Ltd.	5,501
2,702	Shenzhen International Holdings Ltd.	4,295
3,655	SJM Holdings Ltd.	7,725
9,812	Skyworth Digital Holdings Ltd.	5,379
5,678	Truly International Holdings Ltd.	2,886

		52,978

	India — 7.0%
1,751	Apollo Tyres Ltd.	6,239
440	Bank of Baroda	6,739
1,025	Canara Bank	6,711
424	HCL Technologies Ltd.	11,123
789	Housing Development Finance Corp.	14,208
1,020	IRB Infrastructure Developers Ltd.	4,187
1,874	Oil & Natural Gas Corp., Ltd.	12,262
412	Punjab National Bank	6,295
1,093	Rural Electrification Corp., Ltd.	5,369
280	Tata Motors Ltd., ADR	13,181

		86,314

	Indonesia — 1.8%
13,846	Bank Negara Indonesia Persero Tbk PT	6,824
52,563	Telekomunikasi Indonesia Persero Tbk PT	11,971
1,973	United Tractors Tbk PT	2,997

		21,792

	Netherlands — 0.2%
306	VimpelCom Ltd., ADR	1,980

	Poland — 1.0%
221	Energa S.A.	1,647
1,587	PGE S.A.	10,413

		12,060

	Qatar — 0.7%
216	Commercial Bank of Qatar QSC	4,415
119	Gulf International Services OSC	3,895

		8,310

	Russia — 7.1%
2,737	Aeroflot - Russian Airlines OJSC	2,431
3,250	Alrosa AO	2,908
329	CTC Media, Inc.	2,092
344	Lukoil OAO, ADR	16,881
16	MegaFon OAO, GDR	368

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Russia — continued
401	MegaFon OAO, Reg. S, GDR	9,384
324	MMC Norilsk Nickel OJSC, ADR	6,040
285	MMC Norilsk Nickel OJSC, ADR	5,331
199	Mobile Telesystems OJSC	1,179
631	Mobile Telesystems OJSC, ADR	9,030
2,338	Moscow Exchange MICEX-RTS OAO	3,156
100	Sberbank of Russia, ADR	749
1,904	Sberbank of Russia, ADR	14,499
14	Tatneft OAO, ADR	482
343	Tatneft OAO, ADR	12,269

		86,799

	South Africa — 6.3%
191	Barloworld Ltd.	1,656
212	Bidvest Group Ltd. (The)	5,823
336	Mr Price Group Ltd.	6,957
845	MTN Group Ltd.	18,707
3,029	Netcare Ltd.	9,164
317	Sasol Ltd.	15,853
2,879	Steinhoff International Holdings Ltd.	14,731
757	Telkom S.A. SOC Ltd. (a)	4,021

		76,912

	South Korea — 21.0%
6	AMOREPACIFIC Group	6,251
405	BS Financial Group, Inc.	6,299
77	Coway Co., Ltd.	5,867
82	Daesang Corp.	3,171
67	Dongbu Insurance Co., Ltd.	3,749
79	Grand Korea Leisure Co., Ltd.	2,836
23	GS Home Shopping, Inc.	4,665
109	Halla Visteon Climate Control Corp.	4,837
191	Hankook Tire Co., Ltd.	9,847
71	Hyundai Motor Co.	11,260
727	Industrial Bank of Korea	10,637
94	KEPCO Plant Service & Engineering Co., Ltd.	7,667
235	Kia Motors Corp.	11,438
153	Korea Electric Power Corp.	6,709
9	Korea Zinc Co., Ltd.	3,446
213	KT Corp.	6,566
135	KT&G Corp.	11,929
23	LG Haussys Ltd.	3,406
53	LG Innotek Co., Ltd. (a)	4,211
83	LS Corp.	4,622
450	Lumens Co., Ltd. (a)	2,297
39	Mando Corp. (a)	7,282

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
52	Naturalendo Tech Co., Ltd. (a)	2,745
12	NongShim Co., Ltd.	3,063
225	Partron Co., Ltd.	1,849
34	Samsung Electronics Co., Ltd.	39,924
110	Seah Besteel Corp.	3,283
265	Shinhan Financial Group Co., Ltd.	12,465
32	SK C&C Co., Ltd.	7,357
66	SK Holdings Co., Ltd.	10,306
303	SK Hynix, Inc. (a)	13,517
703	SK Networks Co., Ltd. (a)	7,211
50	SK Telecom Co., Ltd.	12,560
298	Wonik IPS Co., Ltd. (a)	3,768

		257,040

	Taiwan — 11.2%
4,617	AcBel Polytech, Inc.	5,223
10,928	Advanced Semiconductor Engineering, Inc.	13,183
1,322	Catcher Technology Co., Ltd.	11,160
1,559	Chicony Electronics Co., Ltd.	4,489
8,957	Compeq Manufacturing Co., Ltd.	4,945
2,308	Coretronic Corp. (a)	3,474
2,182	Gigabyte Technology Co., Ltd.	2,512
3,571	Inotera Memories, Inc. (a)	5,519
2,595	Kenda Rubber Industrial Co., Ltd.	5,299
2,533	Lite-On Technology Corp.	3,555
6,277	Pegatron Corp.	11,440
6,353	Pou Chen Corp.	7,005
3,342	Quanta Computer, Inc.	8,413
2,189	Radiant Opto-Electronics Corp.	7,649
1,811	Realtek Semiconductor Corp.	6,002
598	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,164
4,333	Teco Electric and Machinery Co., Ltd.	4,821
3,992	Vanguard International Semiconductor Corp.	5,997
2,696	Wistron NeWeb Corp.	6,078
2,754	Zhen Ding Technology Holding Ltd.	7,567

		137,495

	Thailand — 3.0%
17,869	Krung Thai Bank PCL, NVDR	12,785
1,081	PTT PCL, NVDR	12,232
18,067	Quality Houses PCL, NVDR	2,387
5,729	Samart Corp. PCL, NVDR	5,810
5,146	Supalai PCL, NVDR	4,074

		37,288

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — 6.1%
2,210	Enka Insaat ve Sanayi A.S.	5,349
5,986	Eregli Demir ve Celik Fabrikalari TAS	12,477
2,090	KOC Holding A.S.	10,654
523	TAV Havalimanlari Holding A.S.	4,391
735	Tofas Turk Otomobil Fabrikasi A.S.	4,613
3,190	Trakya Cam Sanayi A.S.	4,190
380	Tupras Turkiye Petrol Rafinerileri A.S.	8,251
3,915	Turk Hava Yollari (a)	12,832
4,984	Turkiye Is Bankasi, Class C	12,461

		75,218

	United Arab Emirates — 1.3%
10,641	Air Arabia PJSC	3,819
3,048	Dubai Islamic Bank PJSC	6,385
1,237	First Gulf Bank PJSC	6,226

		16,430

	Total Common Stocks (Cost $1,160,395)	1,204,658

Preferred Stocks — 0.4%
	Brazil — 0.4%
488	Banco do Estado do Rio Grande do Sul S.A., Class B	2,916
1,024	Randon Participacoes S.A.	2,577

		5,493

	Total Preferred Stocks (Cost $6,871)	5,493

Short-Term Investment — 1.3%
	Investment Company — 1.3%
15,512	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $15,512)	15,512

	Total Investments — 99.9% (Cost $1,182,778)	1,225,663
	Other Assets in Excess of Liabilities — 0.1%	1,010

	NET ASSETS — 100.0%	$1,226,673

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.8%
Oil, Gas & Consumable Fuels	9.0
Technology Hardware, Storage & Peripherals	8.2
Semiconductors & Semiconductor Equipment	5.8
Wireless Telecommunication Services	5.4
Automobiles	4.7
Auto Components	2.7
Metals & Mining	2.7
Industrial Conglomerates	2.6
Household Durables	2.6
Electronic Equipment, Instruments & Components	2.6
Electric Utilities	2.5
Internet Software & Services	2.4
IT Services	2.2
Diversified Telecommunication Services	1.8
Hotels, Restaurants & Leisure	1.8
Machinery	1.7
Independent Power & Renewable Electricity Producers	1.6
Airlines	1.6
Electrical Equipment	1.5
Thrifts & Mortgage Finance	1.2
Specialty Retail	1.1
Diversified Consumer Services	1.1
Aerospace & Defense	1.0
Tobacco	1.0
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	11.1
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Australia — 0.7%
2,436	Oil Search Ltd.	18,679

	Brazil — 7.8%
4,026	AMBEV S.A., ADR	26,893
4,928	CCR S.A.	36,690
1,054	Cielo S.A.	17,308
1,543	Itau Unibanco Holding S.A. (Preference Shares), ADR	22,780
823	Lojas Renner S.A.	24,637
845	Marcopolo S.A.	1,447
1,442	Ultrapar Participacoes S.A.	31,459
2,458	Vale S.A. (Preference Shares), ADR	21,530
1,342	WEG S.A.	15,829

		198,573

	China — 10.2%
261	Baidu, Inc., ADR (a)	62,290
8,606	China Shenhua Energy Co., Ltd., Class H	24,256
15,723	CNOOC Ltd.	24,620
30,575	Geely Automobile Holdings Ltd.	13,687
20,539	Sun Art Retail Group Ltd.	22,018
3,292	Tencent Holdings Ltd.	52,904
2,688	Tsingtao Brewery Co., Ltd., Class H	19,870
11,059	Wynn Macau Ltd.	39,979

		259,624

	Cyprus — 1.0%
560	Eurasia Drilling Co., Ltd., Reg. S, GDR	13,987
1,350	Globaltrans Investment plc, Reg. S, GDR	10,000

		23,987

	Hong Kong — 6.3%
13,455	AIA Group Ltd.	75,085
3	Jardine Matheson Holdings Ltd.	192
515	Jardine Matheson Holdings Ltd.	30,827
8,426	Sands China Ltd.	52,554

		158,658

	India — 18.6%
768	ACC Ltd.	18,755
3,788	Ambuja Cements Ltd.	14,030
1,369	Asian Paints Ltd.	14,629
1,057	HDFC Bank Ltd., ADR	55,438
4,971	Housing Development Finance Corp.	89,530
631	Infosys Ltd., ADR	42,211
9,326	ITC Ltd.	53,928
1,761	Kotak Mahindra Bank Ltd.	32,091
481	Larsen & Toubro Ltd.	12,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
1,015	Lupin Ltd.	23,471
2,821	Mahindra & Mahindra Financial Services Ltd.	13,477
1,183	Mahindra & Mahindra Ltd.	25,162
1,793	Tata Consultancy Services Ltd.	76,162

		471,858

	Indonesia — 4.8%
63,034	Astra International Tbk PT	35,344
19,727	Bank Central Asia Tbk PT	21,296
38,998	Bank Rakyat Indonesia Persero Tbk PT	35,738
22,521	Semen Indonesia Persero Tbk PT	29,582

		121,960

	Mexico — 2.8%
8,339	Fibra Uno Administracion S.A. de C.V.	28,979
479	Grupo Financiero Banorte S.A.B. de C.V., Class O	3,070
3,022	Infraestructura Energetica Nova S.A.B. de C.V.	18,495
4,983	Mexichem S.A.B. de C.V.	20,385

		70,929

	Panama — 1.2%
256	Copa Holdings S.A., Class A	29,956

	Peru — 1.5%
242	Credicorp Ltd.	38,986

	Poland — 0.4%
888	Eurocash S.A.	8,729

	Russia — 5.6%
800	Lukoil OAO, ADR	39,234
83	Magnit PJSC	22,932
431	Magnit PJSC, Reg. S, GDR	28,958
3,902	Mobile Telesystems OJSC	23,121
1,225	Mobile Telesystems OJSC, ADR	7,260
10,895	Sberbank of Russia	19,309

		140,814

	South Africa — 14.9%
538	Aspen Pharmacare Holdings Ltd. (a)	19,232
2,041	Bidvest Group Ltd. (The)	56,171
579	Capitec Bank Holdings Ltd.	15,275
8,832	FirstRand Ltd.	37,830
720	Imperial Holdings Ltd.	12,418
1,697	Mr Price Group Ltd.	35,134
2,511	MTN Group Ltd.	55,609
2,375	Remgro Ltd.	54,528
2,555	Shoprite Holdings Ltd.	37,051
7,807	Woolworths Holdings Ltd.	55,579

		378,827

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 3.3%
155	Hyundai Motor Co.	24,560
649	Kia Motors Corp.	31,513
23	Samsung Electronics Co., Ltd.	27,014

		83,087

	Taiwan — 5.5%
5,507	Delta Electronics, Inc.	33,038
721	MediaTek, Inc.	10,298
4,181	President Chain Store Corp.	31,321
2,981	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	65,637

		140,294

	Thailand — 6.0%
3,055	Advanced Info Service PCL, NVDR	22,432
4,379	Kasikornbank PCL, NVDR	31,729
2,135	Siam Cement PCL (The), NVDR	29,517
6,443	Siam Commercial Bank PCL (The)	35,132
10,420	Total Access Communication PCL, NVDR	33,124

		151,934

	Turkey — 4.0%
926	Ford Otomotiv Sanayi A.S. (a)	11,832
7,957	KOC Holding A.S.	40,566
2,434	TAV Havalimanlari Holding A.S.	20,416
7,497	Turkiye Garanti Bankasi A.S.	29,258

		102,072

	United Kingdom — 2.7%
932	Anglo American plc	19,670
742	SABMiller plc	41,944
378	Standard Chartered plc	5,695

		67,309

	Total Common Stocks (Cost $2,042,848)	2,466,276

Preferred Stocks — 0.8%
	Brazil — 0.8%
761	Itau Unibanco Holding S.A.	11,291
4,293	Marcopolo S.A.	7,346

		18,637

	Total Preferred Stocks (Cost $15,724)	18,637

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
44,001	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $44,001)	44,001

	Total Investments — 99.8% (Cost $2,102,573)	2,528,914
	Other Assets in Excess of Liabilities — 0.2%	6,060

	NET ASSETS — 100.0%	$2,534,974

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
Food & Staples Retailing	6.0
Automobiles	5.6
Wireless Telecommunication Services	5.6
Oil, Gas & Consumable Fuels	5.5
IT Services	5.4
Industrial Conglomerates	5.1
Internet Software & Services	4.6
Hotels, Restaurants & Leisure	3.7
Diversified Financial Services	3.7
Construction Materials	3.6
Thrifts & Mortgage Finance	3.5
Beverages	3.5
Multiline Retail	3.2
Semiconductors & Semiconductor Equipment	3.0
Insurance	3.0
Transportation Infrastructure	2.3
Tobacco	2.1
Pharmaceuticals	1.7
Metals & Mining	1.6
Specialty Retail	1.4
Chemicals	1.4
Electronic Equipment, Instruments & Components	1.3
Airlines	1.2
Real Estate Investment Trusts (REITs)	1.1
Technology Hardware, Storage & Peripherals	1.1
Machinery	1.0
Others (each less than 1.0%)	3.0
Short-Term Investment	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Australia — 5.4%
387	Scentre Group (a) (m)	1,235
136	Suncorp Group Ltd.	1,769
442	Westfield Corp. (m)	3,109

		6,113

	Brazil — 0.5%
87	AMBEV S.A., ADR	579

	China — 2.2%
1,078	PetroChina Co., Ltd., Class H	1,350
308	Wynn Macau Ltd.	1,113

		2,463

	Denmark — 0.2%
36	TDC A/S	278

	Finland — 0.6%
41	UPM-Kymmene OYJ	647

	France — 1.9%
48	AXA S.A.	1,114
45	GDF Suez	1,081

		2,195

	Germany — 4.2%
19	Bayer AG	2,687
93	Deutsche Wohnen AG	2,099

		4,786

	Israel — 1.8%
1,193	Bezeq The Israeli Telecommunication Corp., Ltd.	2,039

	Japan — 4.0%
37	Canon, Inc.	1,142
21	Japan Airlines Co., Ltd.	569
51	Japan Tobacco, Inc. (m)	1,723
19	Nippon Telegraph & Telephone Corp.	1,157

		4,591

	Netherlands — 4.5%
143	Royal Dutch Shell plc, Class A	5,110

	New Zealand — 1.1%
507	Spark New Zealand Ltd.	1,251

	Norway — 2.3%
112	Statoil ASA	2,562

	Russia — 1.1%
64	MMC Norilsk Nickel OJSC, ADR	1,201

	South Africa — 1.2%
63	MTN Group Ltd.	1,385

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 1.0%
1		Samsung Electronics Co., Ltd.	1,181

		Spain — 0.7%
22		ACS Actividades de Construccion y Servicios S.A.	833

		Sweden — 1.3%
52		Electrolux AB, Series B	1,472

		Switzerland — 5.5%
—	(h)	Givaudan S.A. (a)	551
17		Roche Holding AG	4,887
21		Tyco International Ltd.	884

			6,322

		Taiwan — 0.9%
323		Hon Hai Precision Industry Co., Ltd.	1,022

		United Kingdom — 10.2%
222		Ashmore Group plc	1,134
16		AstraZeneca plc	1,148
158		Aviva plc	1,318
236		BAE Systems plc (m)	1,738
501		Direct Line Insurance Group plc	2,216
49		GlaxoSmithKline plc	1,115
438		Man Group plc	869
333		SSP Group plc (a)	1,278
257		Vodafone Group plc	853

			11,669

		United States — 46.8%
20		AbbVie, Inc.	1,265
71		Altria Group, Inc.	3,426
48		American Capital Agency Corp. (m)	1,087
11		Apple, Inc.	1,225
83		Applied Materials, Inc.	1,838
38		Comcast Corp., Class A	2,085
46		ConocoPhillips	3,291
33		Dominion Resources, Inc.	2,329
22		Dr. Pepper Snapple Group, Inc.	1,512
36		Hewlett-Packard Co.	1,305
35		Home Depot, Inc. (The)	3,441
14		Humana, Inc.	1,876
58		Johnson & Johnson	6,250
32		Liberty Property Trust (m)	1,116
37		Lorillard, Inc.	2,275
94		Microsoft Corp.	4,436
15		Molson Coors Brewing Co., Class B	1,129
37		Morgan Stanley	1,281
19		PACCAR, Inc.	1,234

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
16	Sempra Energy	1,737
31	Time Warner, Inc.	2,480
13	United Technologies Corp.	1,429
5	Verizon Communications, Inc.	254
23	Verizon Communications, Inc.	1,163
49	Wells Fargo & Co.	2,588
95	Xerox Corp.	1,265

		53,317

	Total Common Stocks (Cost $101,581)	111,016

Short-Term Investment — 2.3%
	Investment Company — 2.3%
2,653	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $2,653)	2,653

	Total Investments — 99.7% (Cost $104,234)	113,669
	Other Assets in Excess of Liabilities — 0.3%	393

	NET ASSETS — 100.0%	$114,062

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	15.3%
Oil, Gas & Consumable Fuels	10.8
Tobacco	6.5
Real Estate Investment Trusts (REITs)	5.8
Insurance	5.6
Diversified Telecommunication Services	5.4
Multi-Utilities	4.5
Technology Hardware, Storage & Peripherals	4.3
Media	4.0
Software	3.9
Specialty Retail	3.0
Capital Markets	2.9
Beverages	2.8
Aerospace & Defense	2.8
Banks	2.3
Hotels, Restaurants & Leisure	2.1
Wireless Telecommunication Services	2.0
Real Estate Management & Development	1.8
Health Care Providers & Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Household Durables	1.3
IT Services	1.1
Machinery	1.1
Metals & Mining	1.1
Others (each less than 1.0%)	4.0
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.5%
	Australia — 2.6%
122	AGL Energy Ltd.	1,460
14	ALS Ltd.	67
171	Amcor Ltd.	1,772
183	AMP Ltd.	944
228	Asciano Ltd.	1,263
275	Aurizon Holdings Ltd.	1,141
272	Australia & New Zealand Banking Group Ltd.	8,059
67	Bank of Queensland Ltd.	747
292	BHP Billiton Ltd.	8,724
245	BHP Billiton plc	6,335
60	Brambles Ltd.	507
9	Cochlear Ltd.	600
145	Commonwealth Bank of Australia	10,322
71	Computershare Ltd.	776
8	Crown Resorts Ltd.	97
51	CSL Ltd.	3,612
986	Dexus Property Group (m)	1,054
437	Federation Centres Ltd. (m)	1,049
57	Fortescue Metals Group Ltd.	175
210	Goodman Group (m)	1,027
17	Iluka Resources Ltd.	111
120	Insurance Australia Group Ltd.	693
81	Lend Lease Group	1,129
19	Macquarie Group Ltd.	1,017
856	Mirvac Group (m)	1,358
183	National Australia Bank Ltd.	5,663
76	Newcrest Mining Ltd. (a)	627
27	Orica Ltd.	497
100	Origin Energy Ltd.	1,261
108	QBE Insurance Group Ltd.	1,099
22	Ramsay Health Care Ltd.	1,022
139	Santos Ltd.	1,595
400	Scentre Group (a) (m)	1,276
7	Seek Ltd.	103
188	Suncorp Group Ltd.	2,450
65	Sydney Airport	254
281	Telstra Corp., Ltd.	1,398
129	Toll Holdings Ltd.	648
215	Transurban Group	1,541
75	Wesfarmers Ltd.	2,927
119	Westfield Corp. (m)	835
288	Westpac Banking Corp.	8,831
69	Woodside Petroleum Ltd.	2,452
141	Woolworths Ltd.	4,486

		93,004

SHARES		SECURITY DESCRIPTION	VALUE($)

		Austria — 0.1%
41		ANDRITZ AG	1,972
—	(h)	Telekom Austria AG	—	(h)

			1,972

		Belgium — 0.7%
65		Anheuser-Busch InBev N.V.	7,178
62		Delhaize Group S.A.	4,271
49		KBC Groep N.V. (a)	2,631
42		Solvay S.A.	5,797
49		UCB S.A.	3,978

			23,855

		Bermuda — 0.1%
65		Axis Capital Holdings Ltd.	3,113

		Canada — 3.8%
20		Agnico-Eagle Mines Ltd.	470
19		Agrium, Inc.	1,828
46		Alimentation Couche-Tard, Inc., Class B	1,563
34		ARC Resources Ltd.	806
75		Bank of Montreal	5,459
134		Bank of Nova Scotia (The)	8,233
121		Barrick Gold Corp.	1,439
29		BCE, Inc.	1,308
165		Bombardier, Inc., Class B	542
65		Brookfield Asset Management, Inc., Class A	3,173
47		Cameco Corp.	813
48		Canadian Imperial Bank of Commerce	4,347
101		Canadian National Railway Co.	7,131
128		Canadian Natural Resources Ltd.	4,454
55		Canadian Oil Sands Ltd.	863
66		Canadian Pacific Railway Ltd.	13,677
89		Cenovus Energy, Inc.	2,194
41		Crescent Point Energy Corp.	1,351
81		Eldorado Gold Corp.	443
88		Enbridge, Inc.	4,145
86		Encana Corp.	1,600
42		First Quantum Minerals Ltd.	640
22		Fortis, Inc.	709
17		Franco-Nevada Corp.	809
97		Goldcorp, Inc.	1,822
33		Great-West Lifeco, Inc.	929
39		Husky Energy, Inc.	942
35		Imperial Oil Ltd.	1,700
15		Intact Financial Corp.	1,026
135		Kinross Gold Corp. (a)	288
31		Loblaw Cos. Ltd.	1,612

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Canada — continued
26		lululemon athletica, Inc. (a)	1,099
26		Magna International, Inc.	2,531
210		Manulife Financial Corp.	3,982
11		Metro, Inc.	798
38		National Bank of Canada	1,783
34		Pembina Pipeline Corp.	1,422
99		Potash Corp. of Saskatchewan, Inc.	3,380
40		Power Corp. of Canada	1,060
28		Power Financial Corp.	832
45		Rogers Communications, Inc., Class B	1,681
171		Royal Bank of Canada	12,118
30		Saputo, Inc.	865
44		Shaw Communications, Inc., Class B	1,130
42		Silver Wheaton Corp.	729
18		SNC-Lavalin Group, Inc.	775
69		Sun Life Financial, Inc.	2,471
185		Suncor Energy, Inc.	6,566
124		Talisman Energy, Inc.	793
68		Teck Resources Ltd., Class B	1,069
18		Tim Hortons, Inc.	1,460
215		Toronto-Dominion Bank (The)	10,589
82		TransCanada Corp.	4,040
91		Yamana Gold, Inc.	362

			137,851

		China — 0.0% (g)
271		MGM China Holdings Ltd.	872
36		Wynn Macau Ltd.	132
549		Yangzijiang Shipbuilding Holdings Ltd.	483

			1,487

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp.	—	(h)

		Denmark — 0.8%
3		AP Moeller - Maersk A/S, Class B	7,106
24		Carlsberg A/S, Class B	2,091
237		Danske Bank A/S	6,508
203		Novo Nordisk A/S, Class B	9,166
490		TDC A/S	3,740

			28,611

		Finland — 0.1%
—	(h)	Nokian Renkaat OYJ	—	(h)
321		UPM-Kymmene OYJ	5,090

			5,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 3.9%
74	Air Liquide S.A.	8,969
137	Airbus Group N.V.	8,149
694	Alcatel-Lucent (a)	2,119
31	AtoS	2,157
378	AXA S.A.	8,732
150	BNP Paribas S.A.	9,439
56	Bouygues S.A.	1,952
25	Cie de St-Gobain	1,076
409	Credit Agricole S.A.	6,058
41	Danone S.A.	2,801
136	Electricite de France S.A.	4,020
397	GDF Suez	9,628
24	Kering	4,677
11	Lafarge S.A.	733
16	L’Oreal S.A.	2,545
12	LVMH Moet Hennessy Louis Vuitton S.A.	2,093
123	Orange S.A.	1,960
36	Publicis Groupe S.A.	2,474
81	Renault S.A.	5,990
165	Sanofi	15,008
118	Schneider Electric SE	9,294
23	Societe Generale S.A.	1,105
43	Sodexo	4,113
160	Suez Environnement Co.	2,696
107	Thales S.A.	5,308
224	Total S.A.	13,349
9	Unibail-Rodamco SE (m)	2,203

		138,648

	Germany — 3.3%
84	Allianz SE	13,371
91	BASF SE	8,017
125	Bayer AG	17,813
82	Bayerische Motoren Werke AG	8,742
107	Brenntag AG	5,173
25	Continental AG	5,017
110	Daimler AG	8,597
60	Deutsche Bank AG	1,864
208	Deutsche Post AG	6,545
370	Deutsche Telekom AG	5,582
186	E.ON SE	3,211
100	HeidelbergCement AG	6,834
3	Linde AG	481
21	Muenchener Rueckversicherungs-Gesellschaft AG	4,202
171	SAP SE	11,659
86	Siemens AG	9,748

		116,856

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — 1.1%
1,040	AIA Group Ltd.	5,803
86	Bank of East Asia Ltd.	360
364	BOC Hong Kong Holdings Ltd.	1,212
188	Cheung Kong Holdings Ltd.	3,337
196	Cheung Kong Infrastructure Holdings Ltd.	1,432
96	CLP Holdings Ltd.	822
528	First Pacific Co., Ltd.	570
293	Galaxy Entertainment Group Ltd.	2,003
99	Hang Seng Bank Ltd.	1,679
97	Henderson Land Development Co., Ltd.	655
777	HKT Trust and HKT Ltd.	947
483	Hong Kong & China Gas Co., Ltd.	1,128
94	Hong Kong Exchanges and Clearing Ltd.	2,081
241	Hutchison Whampoa Ltd.	3,056
200	Kerry Properties Ltd.	686
812	Li & Fung Ltd.	990
161	Link REIT (The) (m)	947
272	MTR Corp., Ltd.	1,109
891	Noble Group Ltd.	829
291	NWS Holdings Ltd.	544
96	Power Assets Holdings Ltd.	922
313	Sands China Ltd.	1,951
600	Sino Land Co., Ltd.	992
94	SJM Holdings Ltd.	199
135	Sun Hung Kai Properties Ltd.	2,014
172	Wharf Holdings Ltd. (The)	1,272
138	Wheelock & Co., Ltd.	665
88	Yue Yuen Industrial Holdings Ltd.	294

		38,499

	Ireland — 0.7%
143	Accenture plc, Class A	11,569
46	Covidien plc	4,221
71	James Hardie Industries plc, CDI	757
22	Perrigo Co. plc	3,586
72	Shire plc	4,840

		24,973

	Italy — 1.0%
359	Assicurazioni Generali S.p.A.	7,376
644	Enel Green Power S.p.A.	1,582
1,501	Enel S.p.A.	7,669
295	Eni S.p.A.	6,276
1,668	Intesa Sanpaolo S.p.A.	4,904
3,160	Telecom Italia S.p.A. (a)	3,581
779	UniCredit S.p.A.	5,643

		37,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 7.5%
107	Ajinomoto Co., Inc.	2,020
4	Alfresa Holdings Corp.	51
276	Amada Co., Ltd.	2,410
19	Asahi Group Holdings Ltd.	586
264	Asahi Kasei Corp.	2,166
289	Astellas Pharma, Inc.	4,489
66	Bandai Namco Holdings, Inc.	1,626
157	Bank of Yokohama Ltd. (The) (m)	907
23	Benesse Holdings, Inc.	726
79	Bridgestone Corp.	2,630
86	Canon, Inc.	2,635
40	Central Japan Railway Co.	5,981
416	Chiba Bank Ltd. (The)	2,955
43	Chubu Electric Power Co., Inc. (a)	514
85	Citizen Holdings Co., Ltd.	555
93	Daicel Corp.	1,072
183	Dai-ichi Life Insurance Co., Ltd. (The)	2,774
56	Daikin Industries Ltd. (m)	3,482
112	Daiwa House Industry Co., Ltd.	2,115
66	Dentsu, Inc.	2,454
54	East Japan Railway Co.	4,194
45	Electric Power Development Co., Ltd.	1,581
12	FANUC Corp.	2,168
3	Fast Retailing Co., Ltd.	1,264
83	Fuji Heavy Industries Ltd.	2,759
47	FUJIFILM Holdings Corp.	1,561
432	Fujitsu Ltd.	2,626
441	Furukawa Electric Co., Ltd.	778
93	Gunma Bank Ltd. (The)	580
50	Hakuhodo DY Holdings, Inc.	494
12	Hirose Electric Co., Ltd.	1,520
852	Hitachi Ltd.	6,695
109	Honda Motor Co., Ltd.	3,469
73	Ibiden Co., Ltd.	1,090
212	Inpex Corp.	2,705
21	Isetan Mitsukoshi Holdings Ltd.	286
164	Japan Tobacco, Inc. (m)	5,602
394	JX Holdings, Inc.	1,689
144	Kansai Electric Power Co., Inc. (The) (a)	1,419
24	Kao Corp.	944
309	Kawasaki Heavy Industries Ltd.	1,214
85	KDDI Corp.	5,569
10	Keyence Corp.	4,894
24	Kintetsu World Express, Inc.	844
125	Kirin Holdings Co., Ltd.	1,618
776	Kobe Steel Ltd.	1,233

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
123	Konica Minolta, Inc.	1,376
234	Kubota Corp.	3,725
18	Kyocera Corp.	811
245	Kyowa Hakko Kirin Co., Ltd.	2,858
81	Kyushu Electric Power Co., Inc.	878
26	Mabuchi Motor Co., Ltd.	2,211
186	Marubeni Corp.	1,197
166	Marui Group Co., Ltd.	1,399
201	Medipal Holdings Corp.	2,231
75	Mitsubishi Corp.	1,469
81	Mitsubishi Electric Corp.	1,044
454	Mitsubishi Heavy Industries Ltd.	2,832
7	Mitsubishi Motors Corp.	75
1,735	Mitsubishi UFJ Financial Group, Inc.	10,115
339	Mitsui & Co., Ltd.	5,119
822	Mitsui Chemicals, Inc.	2,381
186	Mitsui Fudosan Co., Ltd.	5,983
837	Mizuho Financial Group, Inc.	1,525
143	NEC Corp.	506
76	NGK Spark Plug Co., Ltd.	1,987
81	NH Foods Ltd.	1,868
1	Nintendo Co., Ltd.	97
134	Nippon Express Co., Ltd.	589
1,230	Nippon Steel & Sumitomo Metal Corp.	3,246
57	Nippon Telegraph & Telephone Corp.	3,540
453	Nissan Motor Co., Ltd.	4,131
13	Nitori Holdings Co., Ltd.	799
569	Nomura Holdings, Inc.	3,552
172	NSK Ltd.	2,253
338	ORIX Corp.	4,685
37	Otsuka Corp.	1,380
68	Otsuka Holdings Co., Ltd.	2,392
191	Panasonic Corp.	2,300
518	Resona Holdings, Inc.	2,961
236	Ricoh Co., Ltd.	2,435
9	Rinnai Corp.	808
2	Santen Pharmaceutical Co., Ltd.	101
40	Sanwa Holdings Corp. (m)	277
7	Secom Co., Ltd.	444
102	Sega Sammy Holdings, Inc.	1,622
35	Seiko Epson Corp.	1,629
150	Sekisui Chemical Co., Ltd.	1,870
94	Sekisui House Ltd.	1,165
54	Seven & I Holdings Co., Ltd.	2,117
325	Sharp Corp. (a)	819
60	Shimizu Corp.	443

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
33		Shin-Etsu Chemical Co., Ltd.	2,086
3		SMC Corp.	964
111		SoftBank Corp.	8,059
123		Sony Corp.	2,419
234		Sumitomo Bakelite Co., Ltd.	921
62		Sumitomo Corp.	666
—	(h)	Sumitomo Forestry Co., Ltd.	1
174		Sumitomo Mitsui Financial Group, Inc.	7,100
33		Sumitomo Realty & Development Co., Ltd.	1,237
132		Sumitomo Rubber Industries Ltd.	1,824
—	(h)	Sundrug Co., Ltd.	19
52		Suntory Beverage & Food Ltd.	1,848
78		Suzuken Co., Ltd.	2,091
37		Suzuki Motor Corp.	1,227
42		T&D Holdings, Inc.	541
15		Taisho Pharmaceutical Holdings Co., Ltd.	1,060
121		Takashimaya Co., Ltd.	1,031
59		Takeda Pharmaceutical Co., Ltd.	2,562
26		Tohoku Electric Power Co., Inc.	325
43		Tokio Marine Holdings, Inc.	1,385
412		Tokyo Gas Co., Ltd.	2,375
197		Tokyu Corp.	1,301
245		Tokyu Fudosan Holdings Corp.	1,738
299		Toshiba Corp.	1,320
333		Toyota Motor Corp.	20,057
76		Unicharm Corp.	1,758
477		Yamada Denki Co., Ltd.	1,530
118		Yamaha Motor Co., Ltd.	2,225
27		Yamato Holdings Co., Ltd.	569

			268,428

		Luxembourg — 0.1%
234		ArcelorMittal	3,069

		Netherlands — 1.2%
35		ASML Holding N.V.	3,483
64		Heineken Holding N.V.	4,129
403		ING Groep N.V., CVA (a)	5,775
236		Koninklijke KPN N.V.	777
559		Royal Dutch Shell plc, Class A	19,963
288		Royal Dutch Shell plc, Class B	10,648

			44,775

		New Zealand — 0.0% (g)
45		Ryman Healthcare Ltd.	265
300		Spark New Zealand Ltd.	741

			1,006

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Norway — 0.4%
331	DNB ASA	6,077
575	Norsk Hydro ASA	3,217
153	Telenor ASA	3,438

		12,732

	Singapore — 0.7%
127	Avago Technologies Ltd.	10,939
441	CapitaCommercial Trust (m)	574
185	DBS Group Holdings Ltd.	2,661
362	Global Logistic Properties Ltd.	776
690	Hutchison Port Holdings Trust, Class U	466
18	Jardine Cycle & Carriage Ltd.	560
210	Keppel Corp., Ltd.	1,540
158	Keppel Land Ltd.	411
296	Oversea-Chinese Banking Corp., Ltd.	2,280
68	Sembcorp Industries Ltd.	257
54	Singapore Airlines Ltd.	416
116	Singapore Exchange Ltd.	632
793	Singapore Telecommunications Ltd.	2,334
93	United Overseas Bank Ltd.	1,666
291	Wilmar International Ltd.	725

		26,237

	Spain — 1.3%
34	Amadeus IT Holding S.A., Class A	1,247
259	Banco Bilbao Vizcaya Argentaria S.A.	2,899
667	Banco Popular Espanol S.A.	3,830
1,087	Banco Santander S.A.	9,600
1,778	Bankia S.A. (a)	3,188
354	Distribuidora Internacional de Alimentacion S.A.	2,247
632	Iberdrola S.A.	4,474
177	Inditex S.A.	4,967
273	Repsol S.A.	6,104
512	Telefonica S.A.	7,705

		46,261

	Sweden — 0.8%
103	Assa Abloy AB, Class B	5,476
249	Electrolux AB, Series B	7,052
215	Nordea Bank AB	2,761
341	Tele2 AB, Class B	4,330
698	Telefonaktiebolaget LM Ericsson, Class B	8,244

		27,863

	Switzerland — 4.0%
79	ABB Ltd. (a)	1,741
124	ACE Ltd.	13,538
98	Cie Financiere Richemont S.A.	8,230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — continued
92	Credit Suisse Group AG (a)	2,457
536	Glencore plc (a)	2,752
84	Holcim Ltd. (a)	5,986
376	Nestle S.A.	27,582
253	Novartis AG	23,461
87	Roche Holding AG	25,576
61	Swiss Re AG (a)	4,956
2	Syngenta AG	663
43	TE Connectivity Ltd.	2,608
48	Tyco International Ltd.	2,070
658	UBS AG (a)	11,436
78	Weatherford International plc (a)	1,288
120	Wolseley plc	6,406
5	Zurich Insurance Group AG (a)	1,392

		142,142

	United Kingdom — 7.1%
962	3i Group plc	6,117
28	Anglo American plc	599
159	ARM Holdings plc	2,251
87	Associated British Foods plc	3,824
156	AstraZeneca plc	11,370
683	Aviva plc	5,713
548	BAE Systems plc (m)	4,037
2,760	Barclays plc	10,615
427	BG Group plc	7,113
1,797	BP plc (m)	12,928
304	British American Tobacco plc	17,246
1,340	BT Group plc	7,902
15	Bunzl plc (m)	411
1,415	Cobham plc	6,600
76	Compass Group plc	1,226
51	Diageo plc	1,501
501	Dixons Carphone plc	3,182
32	Ensco plc, Class A	1,305
423	GlaxoSmithKline plc	9,559
1,845	HSBC Holdings plc	18,809
179	Imperial Tobacco Group plc	7,792
1,357	ITV plc	4,410
125	J Sainsbury plc (m)	494
7,748	Lloyds Banking Group plc (a)	9,568
164	Marks & Spencer Group plc	1,065
58	Next plc	6,039
91	Pearson plc	1,707
194	Persimmon plc (a)	4,551
426	Prudential plc (m)	9,855

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
38	Randgold Resources Ltd.	2,202
128	Reckitt Benckiser Group plc	10,777
53	Rio Tinto Ltd.	2,816
163	Rio Tinto plc	7,752
82	Rolls-Royce Holdings plc (a)	1,107
190	SABMiller plc	10,728
284	Smith & Nephew plc (m)	4,825
280	SSE plc	7,182
183	Standard Chartered plc	2,759
145	Unilever N.V., CVA	5,621
2,877	Vodafone Group plc	9,566
88	Whitbread plc (m)	6,172
250	WPP plc	4,885

		254,181

	United States — 52.2%
336	Abbott Laboratories (m)	14,654
69	AbbVie, Inc.	4,409
28	Actavis plc (a)	6,888
148	Adobe Systems, Inc. (a)	10,389
79	Aetna, Inc.	6,478
544	Alcoa, Inc. (m)	9,119
43	Alexion Pharmaceuticals, Inc. (a)	8,137
30	Allergan, Inc.	5,663
17	Alliance Data Systems Corp. (a)	4,752
26	Amazon.com, Inc. (a)	7,803
15	American Express Co.	1,347
134	American International Group, Inc.	7,155
19	American Tower Corp. (m)	1,874
53	Amgen, Inc.	8,549
56	Anadarko Petroleum Corp.	5,158
661	Apple, Inc.	71,368
165	Archer-Daniels-Midland Co.	7,738
254	AT&T, Inc.	8,847
36	Atmos Energy Corp.	1,889
13	AutoZone, Inc. (a)	7,212
43	AvalonBay Communities, Inc. (m)	6,623
10	Avery Dennison Corp.	457
55	Axiall Corp.	2,200
95	Baker Hughes, Inc.	5,030
14	Ball Corp.	907
1,599	Bank of America Corp.	27,435
204	BB&T Corp.	7,715
116	Berkshire Hathaway, Inc., Class B (a)	16,260
49	Biogen Idec, Inc. (a)	15,891
24	BlackRock, Inc.	8,176

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
54		Boston Properties, Inc. (m)	6,799
579		Boston Scientific Corp. (a)	7,684
283		Bristol-Myers Squibb Co.	16,474
107		Brixmor Property Group, Inc. (m)	2,611
247		Broadcom Corp., Class A	10,327
81		Capital One Financial Corp.	6,728
21		CareFusion Corp. (a)	1,203
—	(h)	Catamaran Corp. (a)	1
34		CBS Corp. (Non-Voting), Class B	1,838
152		Celgene Corp. (a)	16,248
230		CenterPoint Energy, Inc.	5,639
359		Charles Schwab Corp. (The)	10,284
28		Charter Communications, Inc., Class A (a)	4,413
35		Cheniere Energy, Inc. (a)	2,633
241		Chevron Corp.	28,877
655		Cisco Systems, Inc.	16,020
446		Citigroup, Inc.	23,875
83		Citrix Systems, Inc. (a)	5,311
146		CMS Energy Corp.	4,784
548		Coca-Cola Co. (The)	22,935
77		Coca-Cola Enterprises, Inc.	3,325
180		Cognizant Technology Solutions Corp., Class A (a)	8,778
78		Colgate-Palmolive Co.	5,230
394		Comcast Corp., Class A	21,791
33		ConocoPhillips	2,387
94		Constellation Brands, Inc., Class A (a)	8,608
146		Corning, Inc.	2,980
90		Costco Wholesale Corp.	12,037
124		Crown Holdings, Inc. (a)	5,950
300		CSX Corp.	10,698
211		CVS Health Corp.	18,080
35		Deere & Co.	2,986
134		Delta Air Lines, Inc.	5,406
143		DiamondRock Hospitality Co. (m)	2,047
10		DIRECTV (a)	831
79		DISH Network Corp., Class A (a)	5,023
76		Dollar General Corp. (a)	4,786
67		Dollar Tree, Inc. (a)	4,081
113		Dominion Resources, Inc.	8,054
178		Dow Chemical Co. (The)	8,784
50		Dr. Pepper Snapple Group, Inc.	3,465
36		Dunkin’ Brands Group, Inc.	1,652
58		E.I. du Pont de Nemours & Co.	4,011
184		Eaton Corp. plc	12,612
53		eBay, Inc. (a)	2,783

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
147	Edison International	9,186
52	Eli Lilly & Co.	3,417
144	EMC Corp.	4,132
219	Emerson Electric Co.	14,050
6	Energizer Holdings, Inc.	774
81	Entergy Corp.	6,797
89	EOG Resources, Inc.	8,483
46	EQT Corp.	4,323
53	Estee Lauder Cos., Inc. (The), Class A	3,947
228	Exelon Corp.	8,354
15	Expedia, Inc.	1,302
53	Extra Space Storage, Inc. (m)	3,081
403	Exxon Mobil Corp.	38,964
228	Facebook, Inc., Class A (a)	17,068
30	FedEx Corp.	5,082
95	Fidelity National Information Services, Inc.	5,572
15	Flowserve Corp.	1,022
145	Fluor Corp.	9,620
106	Freeport-McMoRan, Inc.	3,024
22	Gap, Inc. (The)	833
30	General Dynamics Corp.	4,165
646	General Electric Co.	16,677
304	General Motors Co.	9,532
123	Gilead Sciences, Inc. (a)	13,751
43	Goldman Sachs Group, Inc. (The)	8,251
35	Google, Inc., Class A (a)	19,699
39	Google, Inc., Class C (a)	21,899
202	Halliburton Co.	11,165
52	Harman International Industries, Inc.	5,594
163	Hartford Financial Services Group, Inc. (The)	6,442
40	Hess Corp.	3,380
242	Hewlett-Packard Co.	8,698
86	Highwoods Properties, Inc. (m)	3,681
11	HollyFrontier Corp.	504
226	Home Depot, Inc. (The)	22,001
175	Honeywell International, Inc. (m)	16,833
164	Host Hotels & Resorts, Inc. (m)	3,826
71	Humana, Inc.	9,793
61	Ingersoll-Rand plc	3,789
206	Intel Corp.	7,023
33	Intercontinental Exchange, Inc.	6,847
2	IntercontinentalExchange Group, Inc.	406
79	International Business Machines Corp.	12,924
218	Invesco Ltd.	8,836
376	Johnson & Johnson	40,573
29	Johnson Controls, Inc.	1,370

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
55	Kellogg Co.	3,524
42	Kilroy Realty Corp. (m)	2,838
78	Kimberly-Clark Corp.	8,892
73	KLA-Tencor Corp.	5,760
58	L-3 Communications Holdings, Inc.	6,988
134	Lam Research Corp.	10,423
98	Liberty Property Trust (m)	3,395
247	Lowe’s Cos., Inc.	14,107
37	Macy’s, Inc.	2,139
13	Mallinckrodt plc (a)	1,215
230	Marathon Oil Corp.	8,157
26	Marathon Petroleum Corp.	2,377
27	Marriott International, Inc., Class A	2,066
160	Marsh & McLennan Cos., Inc.	8,679
26	Martin Marietta Materials, Inc.	3,048
157	Masco Corp.	3,464
29	McDonald’s Corp.	2,738
49	McKesson Corp.	9,928
375	Merck & Co., Inc.	21,707
237	MetLife, Inc.	12,865
1	Micron Technology, Inc. (a)	22
945	Microsoft Corp.	44,379
19	Mid-America Apartment Communities, Inc. (a) (m)	1,352
75	Molson Coors Brewing Co., Class B	5,562
420	Mondelez International, Inc., Class A	14,822
51	Monsanto Co.	5,826
389	Morgan Stanley	13,582
111	Mosaic Co. (The)	4,915
108	NextEra Energy, Inc.	10,859
167	NiSource, Inc.	7,013
78	Norfolk Southern Corp.	8,599
4	NVR, Inc. (a)	4,407
151	Occidental Petroleum Corp.	13,418
24	Omnicom Group, Inc.	1,736
365	Oracle Corp.	14,240
25	Owens-Illinois, Inc. (a)	655
187	PACCAR, Inc.	12,242
3	Parker-Hannifin Corp.	324
75	PepsiCo, Inc.	7,204
539	Pfizer, Inc.	16,136
215	Philip Morris International, Inc.	19,175
95	Phillips 66	7,444
4	Pioneer Natural Resources Co.	796
121	PNC Financial Services Group, Inc. (The)	10,485
10	Priceline Group, Inc. (The) (a)	11,736

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		United States — continued
331		Procter & Gamble Co. (The)	28,878
155		Prologis, Inc. (m)	6,463
91		Prudential Financial, Inc.	8,061
325		PulteGroup, Inc.	6,241
41		QEP Resources, Inc.	1,032
276		QUALCOMM, Inc.	21,664
74		Questar Corp.	1,781
27		Ralph Lauren Corp.	4,492
246		Regions Financial Corp.	2,442
3		Ross Stores, Inc.	279
77		Royal Caribbean Cruises Ltd.	5,230
192		Schlumberger Ltd.	18,904
32		Sealed Air Corp.	1,144
60		Sempra Energy	6,605
18		Sherwin-Williams Co. (The)	4,208
63		Simon Property Group, Inc. (m)	11,297
9		Snap-on, Inc.	1,135
41		SPX Corp.	3,864
133		Starbucks Corp.	10,033
97		State Street Corp.	7,347
111		Stryker Corp.	9,673
9		SVB Financial Group (a)	984
48		Teradyne, Inc.	877
38		Thermo Fisher Scientific, Inc.	4,494
44		Thomson Reuters Corp.	1,626
12		Tiffany & Co.	1,155
30		Time Warner Cable, Inc.	4,421
205		Time Warner, Inc.	16,314
183		TJX Cos., Inc. (The)	11,567
26		T-Mobile US, Inc. (a)	762
20		TRW Automotive Holdings Corp. (a)	1,980
301		Twenty-First Century Fox, Inc., Class A	10,362
45		Twenty-First Century Fox, Inc., Class B	1,479
99		U.S. Bancorp	4,197
177		Union Pacific Corp.	20,622
126		United Continental Holdings, Inc. (a)	6,674
9		United Parcel Service, Inc., Class B	897
125		United States Steel Corp.	5,003
179		United Technologies Corp.	19,195
168		UnitedHealth Group, Inc.	15,935
140		V.F. Corp.	9,450
33		Valeant Pharmaceuticals International, Inc. (a)	4,431
—	(h)	Veritiv Corp. (a)	—	(h)
511		Verizon Communications, Inc.	25,664
44		Vertex Pharmaceuticals, Inc. (a)	4,956

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
86	Visa, Inc., Class A	20,787
28	VMware, Inc., Class A (a)	2,302
18	W.W. Grainger, Inc.	4,412
75	Wal-Mart Stores, Inc.	5,748
212	Walt Disney Co. (The)	19,395
690	Wells Fargo & Co.	36,625
156	Xerox Corp.	2,069
52	Yum! Brands, Inc.	3,724

		1,868,001

	Total Common Stocks (Cost $3,023,131)	3,345,685

Preferred Stocks — 0.4%
	Germany — 0.4%
102	Henkel AG & Co. KGaA	10,082
21	Volkswagen AG	4,564

		14,646

	United Kingdom — 0.0% (g)
7,358	Rolls-Royce Holdings plc (a)	12

	Total Preferred Stocks (Cost $15,748)	14,658

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,087	Banco Santander S.A., expiring 11/03/14 (a) (Cost $—)	207

SHARES
Short-Term Investment — 5.6%
	Investment Company — 5.6%
200,095	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $200,095)	200,095

	Total Investments — 99.5% (Cost $3,238,974)	3,560,645
	Other Assets in Excess of Liabilities (c) — 0.5%	17,068

	NET ASSETS — 100.0%	$3,577,713

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.5%
Pharmaceuticals	7.3
Oil, Gas & Consumable Fuels	6.9
Insurance	4.0
Media	3.0
Technology Hardware, Storage & Peripherals	2.6
Software	2.5
Capital Markets	2.3
Beverages	2.3
Diversified Telecommunication Services	2.2
Road & Rail	2.1
IT Services	2.1
Aerospace & Defense	2.0
Food Products	2.0
Automobiles	2.0
Biotechnology	2.0
Specialty Retail	1.9
Chemicals	1.9
Metals & Mining	1.9

INDUSTRY	PERCENTAGE
Household Products	1.9%
Real Estate Investment Trusts (REITs)	1.9
Electric Utilities	1.8
Internet Software & Services	1.7
Food & Staples Retailing	1.6
Semiconductors & Semiconductor Equipment	1.4
Tobacco	1.4
Multi-Utilities	1.4
Communications Equipment	1.3
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	1.2
Machinery	1.2
Health Care Equipment & Supplies	1.2
Electrical Equipment	1.2
Energy Equipment & Services	1.1
Household Durables	1.0
Others (each less than 1.0%)	11.3
Short-Term Investment	5.6

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
176	TOPIX Index	12/11/14	$20,949	$1,844
86	SPI 200 Index	12/18/14	10,440	798
536	Dow Jones Euro STOXX 50 Index	12/19/14	20,829	643
1,402	E-mini S&P 500	12/19/14	140,999	3,580

				$6,865

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.9%
	Australia — 1.7%
821	BHP Billiton Ltd. (m)	24,562
639	BHP Billiton plc	16,497

		41,059

	Belgium — 1.7%
378	Anheuser-Busch InBev N.V.	41,962

	China — 2.6%
17,163	China Construction Bank Corp., Class H	12,805
9,587	CNOOC Ltd.	15,012
19,269	Industrial & Commercial Bank of China Ltd., Class H	12,794
1,571	Ping An Insurance Group Co. of China Ltd., Class H	12,843
3,146	Wynn Macau Ltd.	11,374

		64,828

	Denmark — 0.9%
500	Novo Nordisk A/S, Class B	22,622

	France — 11.6%
592	Accor S.A.	24,857
1,200	AXA S.A.	27,721
495	BNP Paribas S.A.	31,099
171	Essilor International S.A.	18,876
132	Imerys S.A.	9,459
138	Kering	26,552
306	Lafarge S.A.	21,224
157	LVMH Moet Hennessy Louis Vuitton S.A.	26,696
153	Pernod Ricard S.A.	17,458
361	Sanofi	32,718
360	Schneider Electric SE	28,347
319	Technip S.A.	23,027

		288,034

	Germany — 5.9%
189	Allianz SE	30,000
283	Bayer AG	40,486
266	Fresenius Medical Care AG & Co. KGaA	19,520
102	Linde AG	18,912
16	OSRAM Licht AG (a)	546
555	SAP SE	37,807

		147,271

	Hong Kong — 3.8%
2,326	Cheung Kong Holdings Ltd. (m)	41,292
5,920	China Overseas Land & Investment Ltd.	17,176
4,874	Hang Lung Properties Ltd.	15,220
3,383	Sands China Ltd.	21,099

		94,787

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.6%
302	HDFC Bank Ltd., ADR	15,849

	Indonesia — 0.4%
19,565	Astra International Tbk PT	10,970

	Israel — 1.0%
459	Teva Pharmaceutical Industries Ltd., ADR	25,935

	Japan — 16.6%
2,063	Astellas Pharma, Inc.	32,011
347	Daikin Industries Ltd. (m)	21,659
255	East Japan Railway Co.	19,901
133	FANUC Corp.	23,422
853	Honda Motor Co., Ltd.	27,276
931	Japan Tobacco, Inc. (m)	31,779
1,208	Komatsu Ltd.	28,520
1,680	Kubota Corp.	26,742
360	Makita Corp. (m)	20,165
190	Nidec Corp.	12,527
390	Nitto Denko Corp.	21,109
316	Shin-Etsu Chemical Co., Ltd.	20,277
89	SMC Corp.	25,243
1,030	Sumitomo Corp.	10,991
794	Sumitomo Mitsui Financial Group, Inc.	32,370
801	Toyota Motor Corp.	48,190
3,124	Yahoo! Japan Corp.	11,253

		413,435

	Netherlands — 6.7%
484	Akzo Nobel N.V.	32,299
305	ASML Holding N.V.	30,379
2,515	ING Groep N.V., CVA (a)	36,011
1,884	Royal Dutch Shell plc, Class A	67,388

		166,077

	South Korea — 1.8%
49	Hyundai Mobis Co., Ltd.	11,429
57	Samsung Electronics Co., Ltd., Reg. S, GDR	33,107

		44,536

	Switzerland — 13.7%
997	ABB Ltd. (a)	21,883
289	Cie Financiere Richemont S.A.	24,358
1,233	Credit Suisse Group AG (a)	32,858
5,018	Glencore plc (a)	25,744
194	Holcim Ltd. (a)	13,750
693	Nestle S.A.	50,787
547	Novartis AG	50,731
154	Roche Holding AG	45,486

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
3	SGS S.A. (m)	6,059
2,445	UBS AG (a)	42,506
89	Zurich Insurance Group AG (a)	26,950

		341,112

	Taiwan — 1.0%
1,067	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	23,495

	United Kingdom — 21.9%
334	Aggreko plc	8,151
1,668	ARM Holdings plc	23,619
9,982	Barclays plc	38,388
3,065	BG Group plc	51,080
632	British American Tobacco plc	35,808
1,041	Burberry Group plc	25,571
2,804	Centrica plc	13,601
6,010	HSBC Holdings plc	61,497
582	Imperial Tobacco Group plc	25,270
3,625	Marks & Spencer Group plc	23,605
2,105	Meggitt plc	15,202
1,958	Prudential plc (m)	45,336
317	Rio Tinto Ltd.	16,942
436	Rio Tinto plc	20,748
2,178	Standard Chartered plc	32,792
796	Tullow Oil plc	6,209
663	Unilever plc	26,679
11,911	Vodafone Group plc	39,610
1,731	WPP plc	33,808

		543,916

	Total Common Stocks (Cost $2,002,796)	2,285,888

Preferred Stocks — 2.4%
	Germany — 2.4%
215	Henkel AG & Co. KGaA	21,291
177	Volkswagen AG	37,934

		59,225

	Total Preferred Stocks (Cost $50,490)	59,225

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
60,248	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $60,248)	60,248

	Total Investments — 96.7% (Cost $2,113,534)	2,405,361
	Other Assets in Excess of Liabilities — 3.3%	81,429

	NET ASSETS — 100.0%	$2,486,790

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.4%
Pharmaceuticals	10.4
Insurance	5.9
Oil, Gas & Consumable Fuels	5.8
Automobiles	5.2
Machinery	5.2
Metals & Mining	4.3
Textiles, Apparel & Luxury Goods	4.3
Tobacco	3.9
Chemicals	3.8
Semiconductors & Semiconductor Equipment	3.2
Food Products	3.2
Capital Markets	3.1
Real Estate Management & Development	3.1
Electrical Equipment	2.6
Beverages	2.5
Hotels, Restaurants & Leisure	2.4
Construction Materials	1.8
Wireless Telecommunication Services	1.6
Software	1.6
Media	1.4
Technology Hardware, Storage & Peripherals	1.4
Multiline Retail	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	7.4
Short-Term Investment	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Australia — 3.4%
1,083	Australia & New Zealand Banking Group Ltd.	32,058
2,739	Goodman Group (m)	13,373
2,058	Westfield Corp. (m)	14,462

		59,893

	Belgium — 1.1%
141	Solvay S.A.	19,205

	Canada — 0.6%
729	First Quantum Minerals Ltd.	11,003

	China — 1.4%
2,672	ENN Energy Holdings Ltd.	17,337
6,840	Sun Art Retail Group Ltd.	7,332

		24,669

	Denmark — 1.5%
947	Danske Bank A/S	26,016

	Finland — 0.9%
1,166	Stora Enso OYJ, Class R	9,630
388	UPM-Kymmene OYJ	6,159

		15,789

	France — 13.5%
220	Air Liquide S.A.	26,572
235	Airbus Group N.V.	14,041
838	AXA S.A.	19,350
487	BNP Paribas S.A.	30,577
249	Cie de St-Gobain	10,694
830	GDF Suez	20,154
359	Publicis Groupe S.A.	24,883
226	Renault S.A.	16,843
350	Schneider Electric SE	27,612
103	Sodexo	9,970
648	Suez Environnement Co.	10,924
162	Thales S.A.	8,068
152	Valeo S.A.	17,033

		236,721

	Germany — 5.7%
258	Bayer AG	36,864
75	Continental AG	14,792
297	Daimler AG	23,189
370	SAP SE	25,228

		100,073

	Hong Kong — 2.1%
6,436	China Overseas Land & Investment Ltd.	18,673
2,897	Sands China Ltd.	18,068

		36,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.8%
219	Shire plc	14,683

	Italy — 0.7%
603	Assicurazioni Generali S.p.A.	12,366

	Japan — 20.2%
444	Daikin Industries Ltd.	27,735
1,115	Daiwa House Industry Co., Ltd.	21,088
650	Dentsu, Inc.	24,148
1,132	DMG Mori Seiki Co., Ltd.	13,328
3,395	Hitachi Ltd.	26,676
608	Japan Airlines Co., Ltd.	16,321
679	Japan Tobacco, Inc.	23,150
44	Keyence Corp.	21,176
6,001	Mitsubishi UFJ Financial Group, Inc.	34,979
819	Mitsui Fudosan Co., Ltd.	26,344
330	Nippon Telegraph & Telephone Corp.	20,557
2,109	Nomura Holdings, Inc.	13,172
1,684	ORIX Corp.	23,374
308	Seven & I Holdings Co., Ltd.	12,041
631	Sumitomo Mitsui Financial Group, Inc.	25,718
1,169	Yamato Holdings Co., Ltd.	24,994

		354,801

	Netherlands — 6.8%
228	ASML Holding N.V.	22,701
1,425	ING Groep N.V., CVA (a)	20,403
6,476	Koninklijke KPN N.V.	21,317
1,527	Royal Dutch Shell plc, Class A	54,608

		119,029

	Norway — 1.6%
2,561	Norsk Hydro ASA	14,341
565	Statoil ASA	12,932

		27,273

	South Korea — 0.9%
14	Samsung Electronics Co., Ltd.	16,480

	Sweden — 1.3%
786	Electrolux AB, Series B	22,276

	Switzerland — 14.2%
287	Cie Financiere Richemont S.A.	24,193
715	Nestle S.A.	52,445
536	Novartis AG	49,782
185	Roche Holding AG	54,491
191	Swiss Re AG (a)	15,449
1,417	UBS AG (a)	24,642
525	Wolseley plc	27,923

		248,925

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — 19.5%
885	ARM Holdings plc	12,532
441	AstraZeneca plc	32,246
1,725	BG Group plc	28,751
555	British American Tobacco plc	31,452
4,692	HSBC Holdings plc	47,835
531	InterContinental Hotels Group plc	20,169
2,940	Kingfisher plc	14,243
289	Petrofac Ltd.	4,892
1,528	Prudential plc	35,383
618	Rio Tinto plc	29,403
491	SABMiller plc	27,765
1,475	Smith & Nephew plc	25,041
10,018	Vodafone Group plc	33,316

		343,028

	Total Common Stocks (Cost $1,572,782)	1,688,971

Preferred Stock — 1.2%
	Germany — 1.2%
214	Henkel AG & Co. KGaA (Cost $18,172)	21,170

Short-Term Investment — 2.1%
	Investment Company — 2.1%
37,589	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $37,589 )	37,589

	Total Investments — 99.5% (Cost $1,628,543)	1,747,730
	Other Assets in Excess of Liabilities — 0.5%	8,116

	NET ASSETS — 100.0%	$1,755,846

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.4%
Pharmaceuticals	10.8
Oil, Gas & Consumable Fuels	5.5
Insurance	4.7
Real Estate Management & Development	3.8
Metals & Mining	3.1
Tobacco	3.1
Food Products	3.0
Media	2.8
Hotels, Restaurants & Leisure	2.8
Electronic Equipment, Instruments & Components	2.7
Chemicals	2.6
Diversified Telecommunication Services	2.4
Automobiles	2.3
Building Products	2.2
Capital Markets	2.2
Semiconductors & Semiconductor Equipment	2.0
Wireless Telecommunication Services	1.9
Auto Components	1.8
Multi-Utilities	1.8
Trading Companies & Distributors	1.6
Real Estate Investment Trusts (REITs)	1.6
Beverages	1.6
Electrical Equipment	1.6
Software	1.4
Health Care Equipment & Supplies	1.4
Air Freight & Logistics	1.4
Textiles, Apparel & Luxury Goods	1.4
Diversified Financial Services	1.3
Household Durables	1.3
Aerospace & Defense	1.3
Household Products	1.2
Food & Staples Retailing	1.1
Gas Utilities	1.0
Others (each less than 1.0%)	4.7
Short-Term Investment	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
214	Dow Jones Euro STOXX 50 Index	12/19/14	$8,316	$(17)
81	FTSE 100 Index	12/19/14	8,430	(28)

				$(45)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
4,449	CAD
2,477	for GBP	Citibank, N.A.	11/06/14	3,961	#	3,947	#	(14)
545,633	JPY
3,179	for GBP	Citibank, N.A.	11/06/14	5,085	#	4,858	#	(227)
519,617	JPY
2,918	for GBP	HSBC Bank, N.A.	11/06/14	4,667	#	4,626	#	(41)
86,655	AUD	Westpac Banking Corp.	11/06/14	80,659		76,245		(4,414)
86,655	AUD	Union Bank of Switzerland AG	02/04/15	76,034		75,751		(283)
4,482	CAD	Australia and New Zealand Banking Group Limited	02/04/15	3,950		3,967		17
30,279	DKK	Credit Suisse International	11/06/14	5,222		5,098		(124)
46,717	DKK	Commonwealth Bank of Australia	02/04/15	7,973		7,871		(102)
6,365	EUR	Australia and New Zealand Banking Group Limited	11/06/14	8,507		7,977		(530)
6,700	EUR	Barclays Bank plc	11/06/14	8,635		8,396		(239)
12,356	EUR	Goldman Sachs International	11/06/14	15,845		15,483		(362)
3,403	EUR	State Street Corp.	11/06/14	4,559		4,265		(294)
10,563	EUR	TD Bank Financial Group	11/06/14	14,041		13,237		(804)
10,434	EUR	Australia and New Zealand Banking Group Limited	02/04/15	13,310		13,083		(227)
4,315	GBP	Credit Suisse International	11/06/14	7,152		6,903		(249)
4,471	GBP	Goldman Sachs International	11/06/14	7,531		7,152		(379)
3,419	GBP	Royal Bank of Canada	11/06/14	5,577		5,469		(108)
17,566	GBP	Royal Bank of Scotland	11/06/14	29,605		28,100		(1,505)
856,917	JPY	Australia and New Zealand Banking Group Limited	11/06/14	8,368		7,629		(739)
502,646	JPY	HSBC Bank, N.A.	11/06/14	4,910		4,475		(435)
757,240	JPY	Morgan Stanley	11/06/14	7,203		6,742		(461)
927,766	JPY	Standard Chartered Bank	11/06/14	9,073		8,260		(813)
373,419	JPY	State Street Corp.	11/06/14	3,647		3,325		(322)
743,427	JPY	TD Bank Financial Group	11/06/14	7,156		6,619		(537)
683,366	JPY	Union Bank of Switzerland AG	11/06/14	6,654		6,084		(570)
889,687	JPY	Australia and New Zealand Banking Group Limited	02/04/15	8,257		7,929		(328)
1,236,561	JPY	HSBC Bank, N.A.	02/04/15	11,069		11,021		(48)
57,649	SEK	Credit Suisse International	11/06/14	8,363		7,807		(556)
35,727	SEK	Standard Chartered Bank	11/06/14	5,174		4,838		(336)
132,190	SEK	Westpac Banking Corp.	11/06/14	19,160		17,902		(1,258)
32,179	SGD	Westpac Banking Corp.	11/06/14	25,806		25,047		(759)
				$427,153		$410,106		$(17,047)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
86,655	AUD	Union Bank of Switzerland AG	11/06/14	$76,517	$76,245	$272
17,715	CAD	Australia and New Zealand Banking Group Limited	11/06/14	16,263	15,718	545
31,871	CHF	Australia and New Zealand Banking Group Limited	11/06/14	35,147	33,125	2,022
13,735	CHF	HSBC Bank, N.A.	11/06/14	15,177	14,274	903
11,209	CHF	Royal Bank of Canada	11/06/14	12,004	11,650	354
4,592	CHF	Standard Chartered Bank	11/06/14	4,793	4,773	20
36,729	DKK	Westpac Banking Corp.	11/06/14	6,596	6,184	412
8,900	EUR	Royal Bank of Canada	11/06/14	11,921	11,153	768
20,946	EUR	Royal Bank of Scotland	11/06/14	27,954	26,249	1,705
15,672	EUR	Standard Chartered Bank	11/06/14	20,408	19,640	768
10,882	EUR	Union Bank of Switzerland AG	11/06/14	14,522	13,637	885
4,330	EUR	Westpac Banking Corp.	11/06/14	5,814	5,426	388
5,518	GBP	Australia and New Zealand Banking Group Limited	11/06/14	9,266	8,826	440
7,455	GBP	Credit Suisse International	11/06/14	12,410	11,924	486
2,282	GBP	Societe Generale	11/06/14	3,816	3,651	165
4,958	GBP	Standard Chartered Bank	11/06/14	8,024	7,931	93
8,320	GBP	Westpac Banking Corp.	11/06/14	13,402	13,310	92
6,996	GBP	Barclays Bank plc	02/04/15	11,278	11,183	95
42,714	HKD	Westpac Banking Corp.	11/06/14	5,512	5,508	4
41,297	HKD	Westpac Banking Corp.	02/04/15	5,325	5,325	—	(h)
2,536,874	JPY	Australia and New Zealand Banking Group Limited	11/06/14	24,679	22,586	2,093
826,113	JPY	Barclays Bank plc	11/06/14	7,599	7,355	244
1,236,561	JPY	HSBC Bank, N.A.	11/06/14	11,056	11,009	47
877,063	JPY	Royal Bank of Scotland	11/06/14	8,468	7,808	660
433,422	JPY	Societe Generale	11/06/14	4,226	3,858	368
90,635	NOK	Westpac Banking Corp.	11/06/14	14,370	13,437	933
				$386,547	$371,785	$14,762

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2014 of the currency being sold, and the value at October 31, 2014 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.1%
	Australia — 5.9%
515	AMP Ltd.	2,653
241	Australia & New Zealand Banking Group Ltd.	7,145
449	BGP Holdings plc (a) (i)	—	(h)
238	BHP Billiton Ltd.	7,122
41	BHP Billiton plc	1,050
77	Commonwealth Bank of Australia	5,462
2,034	Dexus Property Group (m)	2,174
696	Goodman Group (m)	3,397
114	Insurance Australia Group Ltd.	662
40	National Australia Bank Ltd.	1,228
91	Origin Energy Ltd.	1,142
577	Scentre Group (a) (m)	1,840
108	Wesfarmers Ltd.	4,210
78	Westpac Banking Corp.	2,398

		40,483

	Belgium — 0.8%
33	Delhaize Group S.A.	2,256
22	Solvay S.A.	2,990

		5,246

	Denmark — 2.5%
2	AP Moeller - Maersk A/S, Class B	3,542
47	Chr Hansen Holding A/S	1,909
103	Danske Bank A/S	2,820
137	Novo Nordisk A/S, Class B	6,207
311	TDC A/S	2,375

		16,853

	Finland — 0.8%
59	Cargotec Oyj	1,795
156	Outokumpu OYJ (a)	885
173	UPM-Kymmene OYJ	2,747

		5,427

	France — 10.5%
50	Air Liquide S.A.	6,028
97	Airbus Group N.V.	5,784
186	Altran Technologies S.A.	1,825
202	AXA S.A.	4,662
71	BNP Paribas S.A.	4,478
21	Cie de St-Gobain	899
170	Credit Agricole S.A.	2,512
82	Electricite de France S.A.	2,409
215	GDF Suez	5,226
16	Kering	3,179
38	Lafarge S.A.	2,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
8	L’Oreal S.A.	1,223
46	Publicis Groupe S.A.	3,192
43	Renault S.A.	3,219
82	Sanofi	7,482
66	Schneider Electric SE	5,176
67	Societe Generale S.A.	3,210
5	Sodexo	466
42	Thales S.A.	2,106
108	Total S.A.	6,477

		72,203

	Germany — 8.4%
40	Allianz SE	6,379
49	BASF SE	4,356
73	Bayer AG	10,492
47	Bayerische Motoren Werke AG	5,008
49	Brenntag AG	2,364
13	Continental AG	2,580
43	Deutsche Bank AG	1,351
297	Deutsche Telekom AG	4,473
93	E.ON SE	1,610
45	HeidelbergCement AG	3,089
38	Metro AG (a)	1,196
6	Muenchener Rueckversicherungs-Gesellschaft AG	1,223
75	SAP SE	5,086
36	Siemens AG	4,037
267	Sky Deutschland AG (a)	2,255
147	TUI AG	2,245

		57,744

	Hong Kong — 3.1%
262	AIA Group Ltd.	1,463
197	Cheung Kong Holdings Ltd.	3,500
235	Hang Seng Bank Ltd.	3,984
352	Hutchison Whampoa Ltd.	4,467
331	Power Assets Holdings Ltd.	3,196
535	Sands China Ltd.	3,335
185	Wharf Holdings Ltd. (The)	1,371

		21,316

	Ireland — 1.0%
50	Ryanair Holdings plc, ADR (a)	2,803
60	Shire plc	4,000

		6,803

	Israel — 0.4%
45	Teva Pharmaceutical Industries Ltd., ADR	2,556

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Italy — 2.2%
213	Assicurazioni Generali S.p.A.	4,379
1,079	Enel Green Power S.p.A.	2,652
413	Enel S.p.A.	2,109
65	Eni S.p.A.	1,390
570	Telecom Italia S.p.A. (a)	646
551	UniCredit S.p.A.	3,988

		15,164

	Japan — 21.1%
249	Amada Co., Ltd.	2,175
27	Central Japan Railway Co.	3,982
223	Daicel Corp.	2,571
44	Daikin Industries Ltd. (m)	2,762
109	Daiwa House Industry Co., Ltd.	2,055
57	Dentsu, Inc.	2,130
142	DMG Mori Seiki Co., Ltd.	1,677
49	East Japan Railway Co.	3,804
78	Electric Power Development Co., Ltd.	2,728
568	Fujitsu Ltd.	3,454
564	Hitachi Ltd.	4,432
36	Honda Motor Co., Ltd.	1,145
171	Inpex Corp.	2,192
96	Japan Tobacco, Inc. (m)	3,269
124	JFE Holdings, Inc.	2,465
531	JX Holdings, Inc.	2,273
9	Keyence Corp.	4,119
258	Kirin Holdings Co., Ltd.	3,348
229	Kyowa Hakko Kirin Co., Ltd.	2,666
33	Mabuchi Motor Co., Ltd.	2,885
110	Mazda Motor Corp. (m)	2,592
144	Medipal Holdings Corp.	1,591
1,157	Mitsubishi UFJ Financial Group, Inc.	6,744
94	Mitsui & Co., Ltd.	1,426
119	Mitsui Fudosan Co., Ltd.	3,819
128	MS&AD Insurance Group Holdings, Inc.	2,767
84	NGK Spark Plug Co., Ltd.	2,195
573	Nippon Steel & Sumitomo Metal Corp.	1,512
63	Nippon Telegraph & Telephone Corp.	3,920
688	Nishi-Nippon City Bank Ltd. (The)	1,886
38	Nitori Holdings Co., Ltd.	2,439
204	Nomura Holdings, Inc.	1,274
199	ORIX Corp.	2,768
95	Otsuka Holdings Co., Ltd.	3,343
228	Ricoh Co., Ltd.	2,353
221	Sekisui Chemical Co., Ltd.	2,754
89	Seven & I Holdings Co., Ltd.	3,488

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
78	SoftBank Corp.	5,707
139	Sony Corp.	2,750
611	Sumitomo Bakelite Co., Ltd.	2,404
59	Sumitomo Corp.	632
121	Sumitomo Mitsui Financial Group, Inc.	4,943
82	Sumitomo Rubber Industries Ltd.	1,126
67	Suntory Beverage & Food Ltd.	2,372
70	Suzuken Co., Ltd.	1,887
295	Takashimaya Co., Ltd.	2,513
495	Tokyo Gas Co., Ltd.	2,853
192	Toyota Motor Corp.	11,561
113	Yamato Holdings Co., Ltd.	2,405

		144,156

	Luxembourg — 0.3%
148	ArcelorMittal	1,939

	Netherlands — 2.6%
28	ASML Holding N.V.	2,752
243	Royal Dutch Shell plc, Class A	8,680
165	Royal Dutch Shell plc, Class B	6,092

		17,524

	New Zealand — 0.5%
195	Auckland International Airport Ltd.	591
1,168	Spark New Zealand Ltd.	2,882

		3,473

	Norway — 1.1%
148	DNB ASA	2,713
461	Norsk Hydro ASA	2,582
96	Telenor ASA	2,155

		7,450

	Portugal — 0.4%
600	EDP - Energias de Portugal S.A.	2,583

	Singapore — 0.8%
276	DBS Group Holdings Ltd.	3,970
259	Singapore Exchange Ltd.	1,411

		5,381

	Spain — 3.0%
110	Banco Bilbao Vizcaya Argentaria S.A.	1,236
287	Banco Popular Espanol S.A.	1,646
328	Banco Santander S.A.	2,896
1,198	Bankia S.A. (a)	2,149
327	Distribuidora Internacional de Alimentacion S.A.	2,080
237	Iberdrola S.A.	1,675

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Spain — continued
155	Repsol S.A.	3,468
346	Telefonica S.A.	5,211

		20,361

	Sweden — 2.1%
51	Assa Abloy AB, Class B	2,714
98	Electrolux AB, Series B	2,784
309	Nordea Bank AB	3,978
403	Telefonaktiebolaget LM Ericsson, Class B	4,760

		14,236

	Switzerland — 7.8%
37	Cie Financiere Richemont S.A.	3,132
45	Credit Suisse Group AG (a)	1,204
132	Glencore plc (a)	675
122	Logitech International S.A. (a)	1,728
191	Nestle S.A.	14,025
118	Novartis AG	10,952
36	Roche Holding AG	10,481
33	Swiss Re AG (a)	2,685
368	UBS AG (a)	6,392
44	Wolseley plc	2,361

		53,635

	United Kingdom — 18.8%
536	3i Group plc	3,409
67	Anglo American plc	1,404
58	Associated British Foods plc	2,572
97	AstraZeneca plc (m)	7,112
446	Aviva plc	3,733
1,507	Barclays plc	5,796
338	Barratt Developments plc (m)	2,274
276	BG Group plc	4,606
828	BP plc (m)	5,958
149	British American Tobacco plc	8,425
623	BT Group plc	3,674
1,198	Debenhams plc	1,244
82	Diageo plc	2,407
308	Dixons Carphone plc	1,956
265	Domino’s Pizza Group plc	2,702
419	Friends Life Group Ltd.	2,175
148	GlaxoSmithKline plc	3,348
3	Hargreaves Lansdown plc	53
1,148	HSBC Holdings plc	11,716
62	InterContinental Hotels Group plc	2,369
1,108	ITV plc	3,599
2,747	Lloyds Banking Group plc (a)	3,392

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
270	Marks & Spencer Group plc	1,759
123	Prudential plc (m)	2,859
56	Reckitt Benckiser Group plc (m)	4,753
59	Rio Tinto Ltd.	3,146
53	Rio Tinto plc	2,508
123	SABMiller plc	6,939
693	SIG plc	1,624
172	Smith & Nephew plc (m)	2,917
101	SSE plc	2,598
78	Standard Chartered plc	1,181
179	Tesco plc (m)	497
157	Unilever N.V., CVA	6,074
1,668	Vodafone Group plc	5,545
33	Whitbread plc (m)	2,295

		128,619

	Total Common Stocks (Cost $555,802)	643,152

Preferred Stocks — 1.4%
	Germany — 1.4%
55	Henkel AG & Co. KGaA	5,415
20	Volkswagen AG	4,373

		9,788

	Total Preferred Stocks (Cost $7,763)	9,788

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
328	Banco Santander S.A., 1.000%, , expiring 11/03/14 (a) (Cost $—)	62

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
19,510	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,510)	19,510

	Total Investments — 98.4% (Cost $583,075)	672,512
	Other Assets in Excess of Liabilities (c) — 1.6%	10,992

	NET ASSETS — 100.0%	$683,504

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.6%
Pharmaceuticals	10.2
Oil, Gas & Consumable Fuels	6.3
Insurance	5.3
Automobiles	4.1
Diversified Telecommunication Services	3.8
Metals & Mining	3.8
Food Products	3.4
Chemicals	3.0
Beverages	2.2
Electric Utilities	2.2
Food & Staples Retailing	2.0
Capital Markets	2.0
Hotels, Restaurants & Leisure	2.0
Tobacco	1.7

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	1.7%
Media	1.7
Real Estate Management & Development	1.6
Household Durables	1.6
Household Products	1.5
Electronic Equipment, Instruments & Components	1.3
Industrial Conglomerates	1.3
Trading Companies & Distributors	1.3
Electrical Equipment	1.2
Aerospace & Defense	1.2
Road & Rail	1.2
Real Estate Investment Trusts (REITs)	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	13.8
Short-Term Investment	2.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	TOPIX Index	12/11/14	$3,571	$101
16	SPI 200 Index	12/18/14	1,942	26
315	Dow Jones Euro STOXX 50 Index	12/19/14	12,241	(86)
78	FTSE 100 Index	12/19/14	8,118	(49)

				$(8)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.9%
		Canada — 4.6%
1		Canadian National Railway Co.	93
1		MEG Energy Corp. (a)	35
2		Suncor Energy, Inc.	82

			210

		China — 8.1%
13		Anhui Conch Cement Co., Ltd., Class H	43
1		Baidu, Inc., ADR (a)	175
19		Ping An Insurance Group Co. of China Ltd., Class H	151

			369

		France — 10.2%
3		Accor S.A.	138
6		AXA S.A.	138
—	(h)	Sanofi	41
2		Schneider Electric SE	147

			464

		Germany — 8.0%
1		Allianz SE	94
—	(h)	Bayer AG	52
2		Fresenius SE & Co. KGaA	92
2		SAP SE	127

			365

		Hong Kong — 5.0%
8		Cheung Kong Holdings Ltd.	142
14		Sands China Ltd.	85

			227

		India — 2.2%
2		HDFC Bank Ltd., ADR	103

		Ireland — 1.0%
1		Shire plc	46

		Japan — 13.2%
3		Japan Tobacco, Inc.	106
2		KDDI Corp.	125
3		Kubota Corp.	48
2		Nitto Denko Corp.	97
4		Sumitomo Mitsui Financial Group, Inc.	147
1		Toyota Motor Corp.	78

			601

		Netherlands — 7.5%
2		Akzo Nobel N.V.	143
8		ING Groep N.V., CVA (a)	114
2		Royal Dutch Shell plc, Class A	86

			343

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 3.2%
—	(h)	Samsung Electronics Co., Ltd., Reg. S, GDR	147

		Spain — 1.0%
1		Grifols S.A., ADR	46

		Switzerland — 13.3%
2		Cie Financiere Richemont S.A.	139
1		Holcim Ltd. (a)	93
1		Novartis AG	121
—	(h)	Roche Holding AG	136
7		UBS AG (a)	117

			606

		Taiwan — 1.1%
2		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	51

		United Kingdom — 21.5%
7		ARM Holdings plc	97
40		Barclays plc	152
6		BG Group plc	100
47		Home Retail Group plc	137
9		Meggitt plc	68
4		Prudential plc	96
3		Rio Tinto plc	122
5		Smith & Nephew plc	92
6		WPP plc	116

			980

		Total Common Stocks (Cost $4,197)	4,558

		Total Investments — 99.9% (Cost $4,197)	4,558
		Other Assets in Excess of Liabilities — 0.1%	6

		NET ASSETS — 100.0%	$4,564

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.3%
Insurance	10.5
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	6.6
Chemicals	5.3
Hotels, Restaurants & Leisure	4.9
Internet Software & Services	3.9
Semiconductors & Semiconductor Equipment	3.3
Technology Hardware, Storage & Peripherals	3.2
Electrical Equipment	3.2
Real Estate Management & Development	3.1
Textiles, Apparel & Luxury Goods	3.1
Internet & Catalog Retail	3.0
Construction Materials	3.0

INDUSTRY	PERCENTAGE
Software	2.8%
Wireless Telecommunication Services	2.7
Metals & Mining	2.7
Capital Markets	2.6
Media	2.5
Tobacco	2.3
Road & Rail	2.0
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	2.0
Automobiles	1.7
Aerospace & Defense	1.5
Machinery	1.1
Biotechnology	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Australia — 2.6%
2,614	Australia & New Zealand Banking Group Ltd.	77,357
4,648	Goodman Group (m)	22,691

		100,048

	Belgium — 2.2%
360	KBC Groep N.V. (a)	19,334
460	Solvay S.A.	62,823

		82,157

	Canada — 0.7%
1,811	First Quantum Minerals Ltd.	27,321

	China — 0.9%
52,539	Industrial & Commercial Bank of China Ltd., Class H	34,884

	Denmark — 1.0%
1,366	Danske Bank A/S	37,505

	Finland — 0.7%
1,671	UPM-Kymmene OYJ	26,505

	France — 15.8%
445	Airbus Group N.V.	26,568
2,618	AXA S.A.	60,472
1,133	BNP Paribas S.A.	71,225
875	Cie de St-Gobain	37,603
2,554	Credit Agricole S.A.	37,788
851	Electricite de France S.A.	25,136
2,950	GDF Suez	71,617
579	Lafarge S.A.	40,195
334	Publicis Groupe S.A.	23,143
705	Renault S.A.	52,436
592	Sanofi	53,750
585	Schneider Electric SE	46,119
381	Sodexo	36,783
992	Suez Environnement Co.	16,707

		599,542

	Germany — 3.2%
655	Bayer AG	93,733
348	Daimler AG	27,155

		120,888

	Hong Kong — 1.5%
1,422	Hutchison Whampoa Ltd.	18,032
4,007	Sands China Ltd.	24,993
2,176	Wharf Holdings Ltd. (The)	16,094

		59,119

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.6%
323	Infosys Ltd., ADR	21,573

	Ireland — 1.2%
482	Ryanair Holdings plc, ADR (a)	26,749
300	Shire plc	20,134

		46,883

	Italy — 5.0%
2,162	Assicurazioni Generali S.p.A.	44,374
10,670	Enel S.p.A.	54,522
1,871	Eni S.p.A.	39,863
16,678	Telecom Italia S.p.A. (a)	18,901
3,917	Unione di Banche Italiane ScpA	30,759

		188,419

	Japan — 23.9%
284	Daikin Industries Ltd. (m)	17,746
2,109	Daiwa House Industry Co., Ltd.	39,909
10,390	Hitachi Ltd.	81,639
1,451	Japan Airlines Co., Ltd.	38,962
1,313	Japan Tobacco, Inc. (m)	44,812
515	KDDI Corp.	33,813
18,060	Mitsubishi UFJ Financial Group, Inc.	105,275
3,012	Mitsui & Co., Ltd.	45,474
1,495	Mitsui Fudosan Co., Ltd.	48,089
1,086	NH Foods Ltd.	25,043
912	Nippon Telegraph & Telephone Corp.	56,744
4,761	Nomura Holdings, Inc.	29,739
1,962	ORIX Corp.	27,227
778	Otsuka Holdings Co., Ltd.	27,298
2,059	Ricoh Co., Ltd.	21,263
937	Seven & I Holdings Co., Ltd.	36,576
1,755	Sony Corp.	34,648
947	Sumitomo Mitsui Financial Group, Inc.	38,638
1,748	Toyota Motor Corp.	105,214
1,110	Yamaha Motor Co., Ltd.	21,004
1,176	Yamato Holdings Co., Ltd.	25,141

		904,254

	Netherlands — 6.3%
3,706	ING Groep N.V., CVA (a)	53,069
14,212	Koninklijke KPN N.V.	46,784
3,847	Royal Dutch Shell plc, Class A	137,428

		237,281

	Norway — 1.5%
1,471	DNB ASA	27,022
5,386	Norsk Hydro ASA	30,154

		57,176

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Russia — 0.5%
1,037	MMC Norilsk Nickel OJSC, ADR	19,357

	South Korea — 1.1%
35	Samsung Electronics Co., Ltd.	40,851

	Spain — 1.9%
4,369	Banco Popular Espanol S.A.	25,094
2,141	Repsol S.A.	47,850

		72,944

	Sweden — 1.6%
2,209	Electrolux AB, Series B	62,600

	Switzerland — 6.8%
903	Nestle S.A.	66,214
485	Novartis AG	45,045
243	Roche Holding AG	71,601
419	Wolseley plc	22,301
169	Zurich Insurance Group AG (a)	51,197

		256,358

	Taiwan — 0.5%
1,736	Asustek Computer, Inc.	17,725

	Turkey — 0.7%
6,667	Turkiye Garanti Bankasi A.S.	26,020

	United Kingdom — 17.3%
897	AstraZeneca plc	65,513
17,172	Barclays plc	66,044
3,670	BG Group plc	61,162
3,856	BP plc (m)	27,743
593	British American Tobacco plc	33,586
10,370	HSBC Holdings plc	105,723
815	InterContinental Hotels Group plc	30,953
2,807	Prudential plc (m)	65,009
1,445	Rio Tinto plc	68,767
728	SABMiller plc	41,171
26,934	Vodafone Group plc	89,566

		655,237

	Total Common Stocks (Cost $3,449,331)	3,694,647

Preferred Stock — 0.7%
	Germany — 0.7%
304	Porsche Automobil Holding SE (Cost $32,892)	24,958

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
39,776	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $39,776)	39,776

	Total Investments — 99.2% (Cost $3,521,999)	3,759,381
	Other Assets in Excess of Liabilities — 0.8%	30,299

	NET ASSETS — 100.0%	$3,789,680

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.1%
Pharmaceuticals	10.0
Oil, Gas & Consumable Fuels	8.4
Automobiles	6.1
Insurance	5.9
Metals & Mining	3.9
Wireless Telecommunication Services	3.3
Diversified Telecommunication Services	3.3
Real Estate Management & Development	2.8
Household Durables	2.6
Hotels, Restaurants & Leisure	2.5
Food Products	2.4
Multi-Utilities	2.3
Electronic Equipment, Instruments & Components	2.2
Technology Hardware, Storage & Peripherals	2.1
Electric Utilities	2.1
Tobacco	2.1
Trading Companies & Distributors	1.8
Airlines	1.7
Chemicals	1.7
Building Products	1.5
Electrical Equipment	1.2
Beverages	1.1
Construction Materials	1.1
Food & Staples Retailing	1.0
Others (each less than 1.0%)	5.7
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
64	TOPIX Index	12/11/14	$7,618	$38
36	SPI 200 Index	12/18/14	4,370	208
383	Dow Jones Euro STOXX 50 Index	12/19/14	14,883	(583)
98	FTSE 100 Index	12/19/14	10,199	(147)

				$(484)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
13,765	EUR
10,990	for GBP	Barclays Bank plc	11/28/14	$17,578	#	$17,253	#	$(325)
3,054,862	JPY
22,344	for EUR	Deutsche Bank AG	11/28/14	28,005	#	27,202	#	(803)
22,209	AUD	Australia and New Zealand Banking Group Limited	11/28/14	19,447		19,511		64
231,073	AUD	Citibank, N.A.	11/28/14	214,085		203,004		(11,081)
9,027	CAD	Goldman Sachs International	11/28/14	8,198		8,005		(193)
8,181	CHF	Australia and New Zealand Banking Group Limited	11/28/14	8,612		8,505		(107)
10,185	CHF	Citibank, N.A.	11/28/14	10,732		10,588		(144)
15,523	CHF	TD Bank Financial Group	11/28/14	16,479		16,137		(342)
10,326	EUR	Citibank, N.A.	11/28/14	13,179		12,942		(237)
11,758	EUR	Goldman Sachs International	11/28/14	15,445		14,737		(708)
7,415	EUR	Union Bank of Switzerland AG	11/28/14	9,606		9,294		(312)
9,331	GBP	Barclays Bank plc	11/28/14	15,102		14,925		(177)
18,815	GBP	Union Bank of Switzerland AG	11/28/14	31,191		30,093		(1,098)
14,964	GBP	Westpac Banking Corp.	11/28/14	24,123		23,933		(190)
63,472	HKD	Australia and New Zealand Banking Group Limited	11/28/14	8,190		8,185		(5)
84,080	HKD	Credit Suisse International	11/28/14	10,846		10,842		(4)
107,974	HKD	Deutsche Bank AG	11/28/14	13,915		13,923		8
1,081,853	JPY	Deutsche Bank AG	11/28/14	10,549		9,633		(916)
1,326,264	JPY	HSBC Bank, N.A.	11/28/14	12,336		11,810		(526)
1,096,806	JPY	State Street Corp.	11/28/14	10,711		9,766		(945)
59,756	NOK	Australia and New Zealand Banking Group Limited	11/28/14	9,627		8,852		(775)
177,214	NOK	Deutsche Bank AG	11/28/14	28,088		26,252		(1,836)
356,635	SEK	Barclays Bank plc	11/28/14	51,762		48,300		(3,462)
71,353	SGD	Union Bank of Switzerland AG	11/28/14	57,185		55,533		(1,652)
				$644,991		$619,225		$(25,766)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
23,055	AUD	HSBC Bank, N.A.	11/28/14	$20,207	$20,254	$(47)
26,571	CAD	Deutsche Bank AG	11/28/14	24,206	23,561	645
12,568	CAD	Societe Generale	11/28/14	11,456	11,145	311
7,558	CHF	Credit Suisse International	11/28/14	8,035	7,856	179
12,798	CHF	HSBC Bank, N.A.	11/28/14	13,436	13,304	132
23,573	CHF	Societe Generale	11/28/14	26,100	24,505	1,595
24,068	EUR	Barclays Bank plc	11/28/14	30,428	30,166	262
6,521	EUR	BNP Paribas	11/28/14	8,601	8,174	427
8,535	EUR	Credit Suisse International	11/28/14	11,380	10,697	683
9,958	EUR	Deutsche Bank AG	11/28/14	12,568	12,480	88
6,409	EUR	Royal Bank of Scotland	11/28/14	8,156	8,033	123
9,361	EUR	Societe Generale	11/28/14	12,545	11,732	813
35,880	EUR	State Street Corp.	11/28/14	47,627	44,970	2,657
23,542	EUR	Union Bank of Switzerland AG	11/28/14	31,263	29,506	1,757
5,396	GBP	Citibank, N.A.	11/28/14	8,741	8,630	111
11,208	GBP	Morgan Stanley	11/28/14	18,579	17,926	653
11,201	GBP	TD Bank Financial Group	11/28/14	18,031	17,915	116
51,700	HKD	Deutsche Bank AG	11/28/14	6,672	6,667	5
1,897,219	JPY	Barclays Bank plc	11/28/14	17,678	16,893	785
843,292	JPY	Deutsche Bank AG	11/28/14	7,867	7,509	358
17,354,549	JPY	Morgan Stanley	11/28/14	167,526	154,531	12,995
2,336,531	JPY	State Street Corp.	11/28/14	21,840	20,805	1,035
230,700	NOK	Barclays Bank plc	11/28/14	37,452	34,175	3,277
				$570,394	$541,434	$28,960

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2014 of the currency being sold, and the value at October 31, 2014 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 89.2%
	Australia — 6.1%
974	Asciano Ltd.	5,390
444	Australia & New Zealand Banking Group Ltd.	13,147
460	Bank of Queensland Ltd.	5,114
492	Bendigo & Adelaide Bank Ltd.	5,398
688	BHP Billiton Ltd.	20,590
721	Challenger Ltd.	4,436
5,183	Fairfax Media Ltd.	3,726
1,284	GPT Group (The) (m)	4,669
987	Insurance Australia Group Ltd.	5,709
449	Lend Lease Group	6,260
104	Macquarie Group Ltd.	5,601
814	Westfield Corp. (m)	5,717
394	Westpac Banking Corp.	12,084

		97,841

	Austria — 0.5%
117	ams AG	4,196
102	Voestalpine AG	4,092

		8,288

	Belgium — 1.7%
159	Anheuser-Busch InBev N.V.	17,618
130	Belgacom S.A.	4,898
194	bpost S.A.	4,813

		27,329

	China — 0.4%
8,194	China Construction Bank Corp., Class H	6,114

	Denmark — 1.1%
2	AP Moeller - Maersk A/S, Class B	5,475
214	Danske Bank A/S	5,866
73	Pandora A/S	6,119

		17,460

	Finland — 1.9%
141	Metso OYJ	4,598
747	Nokia OYJ	6,240
419	Outokumpu OYJ (a)	2,377
106	Sampo OYJ, Class A	5,071
504	Stora Enso OYJ, Class R	4,166
148	Tieto OYJ	3,742
298	UPM-Kymmene OYJ	4,729

		30,923

	France — 10.2%
88	Accor S.A.	3,683
421	Altran Technologies S.A.	4,134
406	AXA S.A.	9,386

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
179	BNP Paribas S.A.	11,228
75	Cap Gemini S.A.	4,955
41	Casino Guichard Perrachon S.A.	4,216
103	Cie de St-Gobain	4,432
396	Credit Agricole S.A.	5,855
122	Electricite de France S.A.	3,604
38	Gaztransport Et Technigaz S.A.	2,146
308	GDF Suez	7,480
67	Imerys S.A.	4,838
28	Kering	5,383
772	Natixis S.A.	5,311
375	Orange S.A.	5,975
53	Pernod Ricard S.A.	6,004
62	Renault S.A.	4,612
58	Safran S.A.	3,655
207	Sanofi	18,757
154	Societe Generale S.A.	7,429
628	Technicolor S.A. (a)	3,706
83	Teleperformance	5,243
86	Thales S.A.	4,271
349	Total S.A.	20,849
45	Valeo S.A.	5,013

		162,165

	Germany — 6.0%
82	Allianz SE	12,975
168	Bayer AG	24,095
70	Bayerische Motoren Werke AG	7,489
31	Continental AG	6,161
167	Daimler AG	13,021
154	Deutsche Annington Immobilien SE	4,452
197	Freenet AG	5,177
77	Fresenius Medical Care AG & Co. KGaA	5,682
108	Fresenius SE & Co. KGaA	5,534
69	HeidelbergCement AG	4,738
66	Merck KGaA	5,963

		95,287

	Hong Kong — 1.8%
379	Cheung Kong Holdings Ltd.	6,728
1,910	China Overseas Land & Investment Ltd.	5,542
522	Hutchison Whampoa Ltd.	6,619
688	Sands China Ltd.	4,294
444	Swire Pacific Ltd., Class A	5,817

		29,000

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	India — 0.3%
87	HDFC Bank Ltd., ADR	4,553

	Ireland — 1.2%
88	DCC plc	4,947
1,052	Greencore Group plc	4,414
94	Ryanair Holdings plc, ADR (a)	5,220
218	Smurfit Kappa Group plc	4,517

		19,098

	Israel — 0.6%
177	Teva Pharmaceutical Industries Ltd., ADR	10,010

	Italy — 1.6%
1,186	Enel S.p.A.	6,061
2,852	Intesa Sanpaolo S.p.A.	8,385
4,989	Telecom Italia S.p.A. (a)	5,654
628	Unione di Banche Italiane ScpA	4,931

		25,031

	Japan — 19.2%
183	Asahi Group Holdings Ltd.	5,673
605	Asahi Kasei Corp.	4,965
485	Astellas Pharma, Inc.	7,524
849	Bank of Yokohama Ltd. (The) (m)	4,907
169	Bridgestone Corp.	5,654
305	Brother Industries Ltd.	5,432
230	Canon, Inc.	7,044
325	Casio Computer Co., Ltd. (m)	5,179
161	Century Tokyo Leasing Corp.	4,221
447	Daicel Corp.	5,153
1,137	Fuji Electric Co., Ltd.	4,995
202	FUJIFILM Holdings Corp.	6,794
909	Fukuoka Financial Group, Inc.	4,651
307	Hitachi Chemical Co., Ltd.	5,408
1,041	Hitachi Ltd.	8,180
460	ITOCHU Corp.	5,566
251	Japan Aviation Electronics Industry Ltd.	4,973
217	Japan Tobacco, Inc. (m)	7,418
1,702	Kawasaki Kisen Kaisha Ltd.	3,878
123	KDDI Corp.	8,097
124	Kose Corp.	5,084
352	Kubota Corp.	5,603
710	Marubeni Corp.	4,567
352	Medipal Holdings Corp.	3,904
347	Mitsubishi Corp.	6,810
2,403	Mitsubishi UFJ Financial Group, Inc.	14,009
186	Mitsui Fudosan Co., Ltd.	5,983
183	NGK Spark Plug Co., Ltd.	4,783

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
251	NH Foods Ltd.	5,788
118	Nippon Telegraph & Telephone Corp.	7,323
646	Nissan Motor Co., Ltd.	5,889
83	Nitori Holdings Co., Ltd.	5,260
89	Nitto Denko Corp.	4,835
392	NSK Ltd.	5,135
118	Omron Corp.	5,567
492	ORIX Corp.	6,826
24	Ryohin Keikaku Co., Ltd.	3,254
74	Santen Pharmaceutical Co., Ltd.	4,399
117	Seiko Epson Corp.	5,411
424	Sekisui Chemical Co., Ltd.	5,285
208	Sohgo Security Services Co., Ltd.	4,874
339	Sumitomo Electric Industries Ltd.	4,631
939	Sumitomo Heavy Industries Ltd.	5,148
256	Sumitomo Mitsui Financial Group, Inc.	10,436
969	Sumitomo Mitsui Trust Holdings, Inc.	3,956
376	T&D Holdings, Inc.	4,846
919	Taisei Corp.	5,111
315	Toyo Tire & Rubber Co., Ltd.	5,196
396	Toyota Motor Corp.	23,842
312	Yamaha Motor Co., Ltd.	5,900

		305,367

	Luxembourg — 0.3%
149	APERAM (a)	4,279

	Netherlands — 3.5%
783	Aegon N.V.	6,378
83	Heineken N.V.	6,214
748	ING Groep N.V., CVA (a)	10,716
864	Royal Dutch Shell plc, Class B	31,926

		55,234

	Norway — 1.5%
294	DNB ASA	5,401
910	Norsk Hydro ASA	5,097
498	Orkla ASA	3,807
262	Statoil ASA	6,001
60	Yara International ASA	2,748

		23,054

	Portugal — 0.3%
1,133	EDP - Energias de Portugal S.A.	4,876

	South Africa — 0.3%
567	Investec plc	5,199

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 0.6%
19	Hyundai Motor Co.	3,009
5	Samsung Electronics Co., Ltd.	5,916

		8,925

	Spain — 1.7%
501	Bankinter S.A.	4,140
261	Ferrovial S.A.	5,340
179	Gas Natural SDG S.A.	5,177
977	Iberdrola S.A.	6,915
278	Repsol S.A.	6,209

		27,781

	Sweden — 1.9%
235	Boliden AB	3,880
314	Castellum AB	4,819
208	Electrolux AB, Series B	5,895
398	Securitas AB, Class B	4,403
108	Svenska Handelsbanken AB, Class A	5,183
221	Swedbank AB, Class A	5,844

		30,024

	Switzerland — 9.8%
49	Actelion Ltd. (a)	5,809
294	Credit Suisse Group AG (a)	7,830
5	Galenica AG	4,284
6	Georg Fischer AG (a) (m)	3,732
1,634	Glencore plc (a)	8,386
24	Lonza Group AG (a)	2,649
270	Nestle S.A.	19,804
333	Novartis AG	30,944
415	OC Oerlikon Corp. AG (a)	5,247
104	Roche Holding AG	30,793
21	Straumann Holding AG	5,165
24	Swiss Life Holding AG (a)	5,504
74	Swiss Re AG (a)	5,981
594	UBS AG (a)	10,336
32	Zurich Insurance Group AG (a)	9,691

		156,155

	United Kingdom — 16.7%
823	3i Group plc	5,235
291	Ashtead Group plc	4,871
197	AstraZeneca plc (m)	14,385
803	Aviva plc	6,713
2,656	Barclays plc	10,215

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
766	Barratt Developments plc (m)	5,151
3,005	BP plc (m)	21,622
341	British American Tobacco plc	19,327
473	British Land Co. plc (The) (m)	5,525
354	Britvic plc	3,864
1,364	BT Group plc	8,044
388	BTG plc (a)	4,693
779	Carillion plc	4,150
94	Carnival plc	3,758
1,022	Direct Line Insurance Group plc	4,522
459	Dixons Carphone plc	2,916
549	Hammerson plc (m)	5,390
169	Hikma Pharmaceuticals plc	5,139
1,276	Home Retail Group plc	3,744
1,033	HSBC Holdings plc	10,530
209	Imperial Tobacco Group plc	9,094
1,590	ITV plc	5,165
335	John Wood Group plc	3,557
9,416	Lloyds Banking Group plc (a)	11,628
415	Northgate plc	3,253
218	Persimmon plc (a)	5,115
324	Playtech plc	3,673
769	Premier Oil plc	3,176
526	Prudential plc (m)	12,185
102	Reckitt Benckiser Group plc (m)	8,556
283	Rio Tinto plc	13,461
363	Smith & Nephew plc (m)	6,155
285	St. James’s Place plc	3,406
2,313	Taylor Wimpey plc	4,393
190	Travis Perkins plc	5,042
359	Vesuvius plc	2,454
4,802	Vodafone Group plc	15,970

		266,077

	Total Common Stocks (Cost $1,357,067)	1,420,070

Preferred Stocks — 0.7%
	Germany — 0.7%
52	Henkel AG & Co. KGaA	5,121
29	Volkswagen AG	6,167

		11,288

	Total Preferred Stocks (Cost $10,538)	11,288

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
43,403	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $43,403)	43,403

	Total Investments — 92.6% (Cost $1,411,008)	1,474,761
	Other Assets in Excess of Liabilities — 7.4%	118,602

	NET ASSETS — 100.0%	$1,593,363

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.4%
Pharmaceuticals	10.9
Insurance	6.3
Oil, Gas & Consumable Fuels	6.2
Automobiles	4.7
Metals & Mining	4.2
Real Estate Management & Development	2.7
Beverages	2.7
Tobacco	2.4
Capital Markets	2.3
Food Products	2.3
Machinery	2.2
Diversified Telecommunication Services	2.2
Auto Components	2.1
Household Durables	2.1
Technology Hardware, Storage & Peripherals	2.1
Wireless Telecommunication Services	2.0
Trading Companies & Distributors	1.8
Chemicals	1.6
Electric Utilities	1.5
Real Estate Investment Trusts (REITs)	1.4
Electronic Equipment, Instruments & Components	1.3
Diversified Financial Services	1.0
Health Care Providers & Services	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	15.7
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$1,016,717	83.0%
Emerging Markets Equity Fund	1,894,803	74.9
Global Equity Income Fund	57,399	50.5
Global Research Enhanced Index Fund	1,300,448	36.5
International Equity Fund	2,279,834	94.8
International Opportunities Fund	1,699,138	97.2
International Research Enhanced Equity Fund	647,643	96.3
International Unconstrained Equity Fund	3,973	87.2
International Value Fund	3,643,963	96.9
Intrepid International Fund	1,411,575	95.7

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,210,151		$2,484,913	$111,016		$3,360,550
Investments in affiliates, at value	15,512		44,001	2,653		200,095

Total investment securities, at value	1,225,663		2,528,914	113,669		3,560,645
Cash	—		2,969	165		—
Foreign currency, at value	6,205		21,642	94		1,721
Deposits at broker for futures contracts	—		—	—		7,863
Receivables:
Investment securities sold	9,114		20,071	—		1,115
Fund shares sold	319		2,325	325		1,680
Dividends from non-affiliates	591		1,734	162		3,857
Dividends from affiliates	—	(a)	1	—	(a)	3
Tax reclaims	—		—	79		1,668
Variation margin on futures contracts	—		—	—		4,644

Total Assets	1,241,892		2,577,656	114,494		3,583,196

LIABILITIES:
Payables:
Due to custodian	7,937		—	—		840
Distributions	—		—	41		—
Investment securities purchased	3,072		28,837	—		1,776
Fund shares redeemed	1,622		9,225	146		1,651
Accrued liabilities:
Investment advisory fees	883		1,910	43		144
Administration fees	73		158	4		56
Distribution fees	20		107	17		—	(a)
Shareholder servicing fees	113		237	23		719
Custodian and accounting fees	779		1,752	66		234
Trustees’ and Chief Compliance Officer’s fees	1		3	—		3
Deferred India capital gains tax	626		—	—		—
Audit fees	41		37	47		47
Registration fees	—		6	28		—
Other	52		410	17		13

Total Liabilities	15,219		42,682	432		5,483

Net Assets	$1,226,673		$2,534,974	$114,062		$3,577,713

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,265,316	$2,097,427	$102,661	$3,157,091
Accumulated undistributed (distributions in excess of) net investment income	19,133	27,228	1,110	57,231
Accumulated net realized gains (losses)	(100,025)	(16,031)	862	35,068
Net unrealized appreciation (depreciation)	42,249	426,350	9,429	328,323

Total Net Assets	$1,226,673	$2,534,974	$114,062	$3,577,713

Net Assets:
Class A	$80,806	$350,555	$74,652	$64
Class B	—	2,687	—	—
Class C	5,331	56,732	3,530	63
Class R2	—	—	574	63
Class R5	852,477	—	587	—
Class R6	—	1,130,050	—	—
Institutional Class	—	411,449	—	—
Select Class	288,059	583,501	34,719	3,577,523

Total	$1,226,673	$2,534,974	$114,062	$3,577,713

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,155	14,779	4,549	3
Class B	—	116	—	—
Class C	412	2,464	216	3
Class R2	—	—	35	3
Class R5	64,497	—	36	—
Class R6	—	46,247	—	—
Institutional Class	—	16,849	—	—
Select Class	21,876	24,068	2,110	190,197
Net Asset Value (a):
Class A — Redemption price per share	$13.13	$23.72	$16.41	$18.77
Class B — Offering price per share (b)	—	23.19	—	—
Class C — Offering price per share (b)	12.92	23.03	16.36	18.68
Class R2 — Offering and redemption price per share	—	—	16.41	18.72
Class R5 — Offering and redemption price per share	13.22	—	16.46	—
Class R6 — Offering and redemption price per share	—	24.44	—	—
Institutional Class — Offering and redemption price per share	—	24.42	—	—
Select Class — Offering and redemption price per share	13.17	24.24	16.45	18.81
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.86	$25.03	$17.32	$19.81

Cost of investments in non-affiliates	$1,167,266	$2,058,572	$101,581	$3,038,879
Cost of investments in affiliates	15,512	44,001	2,653	200,095
Cost of foreign currency	6,206	21,665	94	1,733

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except per share amounts)

	International Equity Fund	International Opportunities Fund	International Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$2,345,113	$1,710,141	$653,002
Investments in affiliates, at value	60,248	37,589	19,510

Total investment securities, at value	2,405,361	1,747,730	672,512
Cash	49	49	49
Foreign currency, at value	151	22	7,031
Deposits at broker for futures contracts	—	—	1,815
Receivables:
Investment securities sold	—	584	—
Fund shares sold	80,452	5,880	110
Dividends from non-affiliates	4,591	3,523	1,257
Dividends from affiliates	1	1	1
Tax reclaims	3,169	1,929	828
Variation margin on futures contracts	—	—	702
Unrealized appreciation on forward foreign currency exchange contracts	—	14,779	—
Due from Adviser	—	—	7

Total Assets	2,493,774	1,774,497	684,312

LIABILITIES:
Payables:
Fund shares redeemed	4,750	159	323
Variation margin on futures contracts	—	45	—
Unrealized depreciation on forward foreign currency exchange contracts	—	17,064	—
Accrued liabilities:
Investment advisory fees	1,291	842	—
Administration fees	132	116	2
Distribution fees	56	24	35
Shareholder servicing fees	151	37	136
Custodian and accounting fees	336	263	193
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)
Transfer agent fees	155	50	51
Other	112	49	68

Total Liabilities	6,984	18,651	808

Net Assets	$2,486,790	$1,755,846	$683,504

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund	International Opportunities Fund	International Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$2,205,040	$1,606,073	$474,813
Accumulated undistributed (distributions in excess of) net investment income	2,234	45,420	13,515
Accumulated net realized gains (losses)	(11,993)	(12,293)	105,915
Net unrealized appreciation (depreciation)	291,509	116,646	89,261

Total Net Assets	$2,486,790	$1,755,846	$683,504

Net Assets:
Class A	$186,242	$110,667	$96,325
Class B	963	196	1,754
Class C	26,299	1,441	20,724
Class R2	1,405	—	2,521
Class R5	95,749	—	—
Class R6	1,681,788	1,539,613	—
Institutional Class	—	56,348	—
Select Class	494,344	47,581	562,180

Total	$2,486,790	$1,755,846	$683,504

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,212	7,476	4,727
Class B	65	13	93
Class C	1,811	100	1,053
Class R2	92	—	126
Class R5	6,191	—	—
Class R6	108,776	101,768	—
Institutional Class	—	3,725	—
Select Class	31,987	3,160	27,373

Net Asset Value (a):
Class A — Redemption price per share	$15.25	$14.80	$20.38
Class B — Offering price per share (b)	14.72	14.89	18.77
Class C — Offering price per share (b)	14.52	14.41	19.68
Class R2 — Offering and redemption price per share	15.19	—	20.07
Class R5 — Offering and redemption price per share	15.46	—	—
Class R6 — Offering and redemption price per share	15.46	15.13	—
Institutional Class — Offering and redemption price per share	—	15.13	—
Select Class — Offering and redemption price per share	15.45	15.06	20.54
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.09	$15.62	$21.51

Cost of investments in non-affiliates	$2,053,286	$1,590,954	$563,565
Cost of investments in affiliates	60,248	37,589	19,510
Cost of foreign currency	155	19	7,120

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except per share amounts)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,558		$3,719,605	$1,431,358
Investments in affiliates, at value	—		39,776	43,403

Total investment securities, at value	4,558		3,759,381	1,474,761
Cash	161		2,662	49
Foreign currency, at value	1		6,744	—	(a)
Deposits at broker for futures contracts	—		2,389	—
Receivables:
Investment securities sold	—	(a)	—	8,888
Fund shares sold	—	(a)	11,125	110,110
Dividends from non-affiliates	8		8,436	2,502
Dividends from affiliates	—		1	1
Tax reclaims	8		3,449	892
Variation margin on futures contracts	—		1,092	—
Unrealized appreciation on forward foreign currency exchange contracts	—		29,079	—

Total Assets	4,736		3,824,358	1,597,203

LIABILITIES:
Payables:
Investment securities purchased	69		—	2,362
Fund shares redeemed	—		5,504	157
Unrealized depreciation on forward foreign currency exchange contracts	—		25,885	—
Accrued liabilities:
Investment advisory fees	31		1,543	908
Administration fees	—		217	94
Distribution fees	—	(a)	119	22
Shareholder servicing fees	1		406	25
Custodian and accounting fees	23		529	180
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	2
Audit fees	45		36	32
Other	3		434	58

Total Liabilities	172		34,678	3,840

Net Assets	$4,564		$3,789,680	$1,593,363

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$3,838	$3,803,178	$2,054,850
Accumulated undistributed (distributions in excess of) net investment income	50	111,876	19,658
Accumulated net realized gains (losses)	315	(364,911)	(544,778)
Net unrealized appreciation (depreciation)	361	239,537	63,633

Total Net Assets	$4,564	$3,789,680	$1,593,363

Net Assets:
Class A	$351	$491,010	$101,114
Class B	—	1,602	—
Class C	137	31,176	1,318
Class R2	68	1,768	98
Class R5	70	—	—
Class R6	70	30,992	—
Institutional Class	—	2,932,420	1,474,870
Select Class	3,868	300,712	15,963

Total	$4,564	$3,789,680	$1,593,363

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19	34,725	5,189
Class B	—	114	—
Class C	7	2,272	67
Class R2	3	127	5
Class R5	3	—	—
Class R6	3	2,149	—
Institutional Class	—	203,522	73,934
Select Class	207	20,764	789

Net Asset Value (a):
Class A — Redemption price per share	$18.59	$14.14	$19.49
Class B — Offering price per share (b)	—	14.02	—
Class C — Offering price per share (b)	18.44	13.72	19.63
Class R2 — Offering and redemption price per share	18.55	13.93	19.31
Class R5 — Offering and redemption price per share	18.72	—	—
Class R6 — Offering and redemption price per share	18.73	14.42	—
Institutional Class — Offering and redemption price per share	—	14.41	19.95
Select Class — Offering and redemption price per share	18.67	14.48	20.22
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.62	$14.92	$20.57

Cost of investments in non-affiliates	$4,197	$3,482,223	$1,367,605
Cost of investments in affiliates	—	39,776	43,403
Cost of foreign currency	1	6,833	— (c)

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund	Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$2		$14		$1	$6
Dividend income from non-affiliates	38,586		72,961		8,203	73,674
Dividend income from affiliates	2		8		— (a)	21
Foreign taxes withheld	(3,014)		(4,633)		(409)	(2,992)

Total investment income	35,576		68,350		7,795	70,709

EXPENSES:
Investment advisory fees	10,691		29,151		929	5,682
Administration fees	886		2,418		96	2,354
Distribution fees:
Class A	186		814		155	—	(a)
Class B	—		24		—	—
Class C	39		411		22	1
Class R2	—		—		3	—	(a)
Shareholder servicing fees:
Class A	186		814		155	—	(a)
Class B	—		8		—	—
Class C	13		137		7	—	(a)
Class R2	—		—		2	—	(a)
Class R5	357		—		— (a)	—
Institutional Class	—		1,212		—	—
Select Class	688		1,687		125	7,103
Custodian and accounting fees	1,110		2,439		81	282
Interest expense to affiliates	5		23		1	1
Professional fees	86		123		79	94
Trustees’ and Chief Compliance Officer’s fees	11		31		1	28
Printing and mailing costs	44		430		8	89
Registration and filing fees	103		191		98	52
Transfer agent fees	210		2,989		58	64
Offering costs	—		—		—	13
Other	36		380		8	46

Total expenses	14,651		43,282		1,828	15,809

Less amounts waived	(1,447)		(3,302)		(494)	(6,429)
Less expense reimbursements	—		—		—	—	(a)

Net expenses	13,204		39,980		1,334	9,380

Net investment income (loss)	22,372		28,370		6,461	61,329

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(31,998	)(b)	81,600		906	21,364
Futures	—		—		23	19,447
Foreign currency transactions	(705)		(1,206)		(766)	570

Net realized gain (loss)	(32,703)		80,394		163	41,381

Distributions of capital gains received from investment company affiliates	—	(a)	1		— (a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(12,401	)(c)	(76,744	)(d)	(3,194)	162,237
Futures	—		—		—	4,599
Foreign currency translations	(75)		(500)		171	(223)

Change in net unrealized appreciation/depreciation	(12,476)		(77,244)		(3,023)	166,613

Net realized/unrealized gains (losses)	(45,179)		3,151		(2,860)	207,995

Change in net assets resulting from operations	$(22,807)		$31,521		$3,601	$269,324

(a)	Amount rounds to less than $1,000.
(b)	Net of India capital gains tax of approximately $(807,000) for Emerging Economies Fund.
(c)	Net of change in India capital gains tax of approximately $(626,000) for Emerging Economies Fund
(d)	Net of change in India capital gains tax of approximately $5,585,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund	International Opportunities Fund	International Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$3
Interest income from affiliates	— (a)	1	—
Dividend income from non-affiliates	87,761	64,267	20,171
Dividend income from affiliates	9	6	3
Foreign taxes withheld	(4,552)	(4,327)	(2,143)

Total investment income	83,218	59,947	18,034

EXPENSES:
Investment advisory fees	18,563	10,098	2,464
Administration fees	1,924	1,395	534
Distribution fees:
Class A	501	303	265
Class B	10	2	17
Class C	196	10	166
Class R2	7	—	10
Shareholder servicing fees:
Class A	501	303	265
Class B	3	1	6
Class C	65	3	55
Class R2	3	—	5
Class R5	55	—	—
Institutional Class	—	62	—
Select Class	1,153	116	1,278
Custodian and accounting fees	494	375	228
Interest expense to affiliates	— (a)	1	—	(a)
Professional fees	102	100	99
Trustees’ and Chief Compliance Officer’s fees	23	17	5
Printing and mailing costs	151	57	81
Registration and filing fees	121	107	67
Transfer agent fees	683	244	296
Other	85	48	16

Total expenses	24,640	13,242	5,857

Less amounts waived	(3,477)	(90)	(3,189)

Net expenses	21,163	13,152	2,668

Net investment income (loss)	62,055	46,795	15,366

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,841	56,182	118,084	(b)
Futures	—	(3,070)	225
Foreign currency transactions	(558)	3,539	(214)

Net realized gain (loss)	21,283	56,651	118,095

Distributions of capital gains received from investment company affiliates	1	1	—	(a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(123,418)	(124,047)	(137,455	)(c)
Futures	—	(45)	(730)
Foreign currency translations	(374)	(6,004)	(263)

Change in net unrealized appreciation/depreciation	(123,792)	(130,096)	(138,448)

Net realized/unrealized gains (losses)	(102,508)	(73,444)	(20,353)

Change in net assets resulting from operations	$(40,453)	$(26,649)	$(4,987)

(a)	Amount rounds to less than $1,000.
(b)	Net of India capital gains tax of approximately $(20,000) for International Research Enhanced Equity Fund.
(c)	Net of change in India capital gains tax of approximately $2,000 for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014 (continued)

(Amounts in thousands)

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$— (a)	$—
Dividend income from non-affiliates	107	170,236	33,749
Dividend income from affiliates	—	11	4
Foreign taxes withheld	(6)	(11,135)	(1,966)

Total investment income	101	159,112	31,787

EXPENSES:
Investment advisory fees	36	21,657	7,708
Administration fees	4	2,992	798
Distribution fees:
Class A	1	989	214
Class B	—	16	—
Class C	1	228	10
Class R2	— (a)	8	1
Shareholder servicing fees:
Class A	1	989	214
Class B	—	5	—
Class C	— (a)	76	3
Class R2	— (a)	4	— (a)
Class R5	— (a)	—	—
Institutional Class	—	2,738	861
Select Class	10	906	40
Custodian and accounting fees	35	744	266
Interest expense to affiliates	—	— (a)	—
Professional fees	74	123	103
Trustees’ and Chief Compliance Officer’s fees	— (a)	36	9
Printing and mailing costs	1	499	32
Registration and filing fees	70	218	77
Transfer agent fees	10	4,160	169
Other	7	420	32

Total expenses	250	36,808	10,537

Less amounts waived	(40)	(780)	(1,444)
Less expense reimbursements	(160)	—	—

Net expenses	50	36,028	9,093

Net investment income (loss)	51	123,084	22,694

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	315	110,478	16,036
Futures	—	772	—
Foreign currency transactions	(1)	18,128	(87)

Net realized gain (loss)	314	129,378	15,949

Distributions of capital gains received from investment company affiliates	—	1	— (a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(468)	(397,476)	(71,812)
Futures	—	(575)	—
Foreign currency translations	— (a)	(5,270)	(143)

Change in net unrealized appreciation/depreciation	(468)	(403,321)	(71,955)

Net realized/unrealized gains (losses)	(154)	(273,942)	(56,006)

Change in net assets resulting from operations	$(103)	$(150,858)	$(33,312)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,372	$12,411	$28,370	$21,086
Net realized gain (loss)	(32,703)	(8,533)	80,394	(2,060)
Distributions of capital gains received from investment company affiliates	— (a)	—	1	—
Change in net unrealized appreciation/depreciation	(12,476)	42,201	(77,244)	113,989

Change in net assets resulting from operations	(22,807)	46,079	31,521	133,015

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(788)	(283)	(1,101)	(1,014)
Class B
From net investment income	—	—	—	(2)
Class C
From net investment income	(39)	(13)	—	(15)
Class R5
From net investment income	(10,129)	(4,485)	—	—
Institutional Class
From net investment income	—	—	(17,566)	(4,645)
Select Class
From net investment income	(3,202)	(1,651)	(1,422)	(7,568)

Total distributions to shareholders	(14,158)	(6,432)	(20,089)	(13,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	234,052	544,006	(888,151)	1,039,436

NET ASSETS:
Change in net assets	197,087	583,653	(876,719)	1,159,207
Beginning of period	1,029,586	445,933	3,411,693	2,252,486

End of period	$1,226,673	$1,029,586	$2,534,974	$3,411,693

Accumulated undistributed (distributions in excess of) net investment income	$19,133	$12,415	$27,228	$20,153

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,461	$2,017	$61,329	$13,598
Net realized gain (loss)	163	1,432	41,381	7,876
Distributions of capital gains received from investment company affiliates	— (b)	—	1	—
Change in net unrealized appreciation/depreciation	(3,023)	9,975	166,613	161,710

Change in net assets resulting from operations	3,601	13,424	269,324	183,184

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,495)	(734)	(1)	—
From net realized gains	(419)	(33)	— (b)	—
Class C
From net investment income	(109)	(23)	— (b)	—
From net realized gains	(16)	(1)	(1)	—
Class R2
From net investment income	(21)	(12)	— (b)	—
From net realized gains	(4)	(1)	— (b)	—
Class R5
From net investment income	(26)	(15)	—	—
From net realized gains	(4)	(1)	—	—
Select Class
From net investment income	(2,019)	(1,109)	(20,542)	—
From net realized gains	(434)	(46)	(11,342)	—

Total distributions to shareholders	(5,547)	(1,975)	(31,886)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,324	58,368	1,445,076	1,712,015

NET ASSETS:
Change in net assets	6,378	69,817	1,682,514	1,895,199
Beginning of period	107,684	37,867	1,895,199	—

End of period	$114,062	$107,684	$3,577,713	$1,895,199

Accumulated undistributed (distributions in excess of) net investment income	$1,110	$61	$57,231	$14,318

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund		International Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,055	$24,931	$46,795	$23,984
Net realized gain (loss)	21,283	(952)	56,651	14,960
Distributions of capital gains received from investment company affiliates	1	—	1	—
Change in net unrealized appreciation/depreciation	(123,792)	251,588	(130,096)	206,684

Change in net assets resulting from operations	(40,453)	275,567	(26,649)	245,628

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,391)	(1,844)	(964)	(1,582)
Class B
From net investment income	(22)	(19)	—	(7)
Class C
From net investment income	(530)	(216)	(6)	(9)
Class R2
From net investment income	(28)	(9)	—	—
Class R5
From net investment income	(2,846)	(1,634)	—	—
Class R6
From net investment income	(42,018)	(16,840)	(14,924)	(17,272)
Institutional Class
From net investment income	—	—	(670)	(1,013)
Select Class
From net investment income	(11,524)	(4,056)	(395)	(770)

Total distributions to shareholders	(61,359)	(24,618)	(16,959)	(20,653)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	583,648	677,970	361,687	377,607

NET ASSETS:
Change in net assets	481,836	928,919	318,079	602,582
Beginning of period	2,004,954	1,076,035	1,437,767	835,185

End of period	$2,486,790	$2,004,954	$1,755,846	$1,437,767

Accumulated undistributed (distributions in excess of) net investment income	$2,234	$2,096	$45,420	$12,024

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,366	$10,753	$51	$44
Net realized gain (loss)	118,095	92,694	314	275
Distributions of capital gains received from investment company affiliates	— (a)	—	—	—
Change in net unrealized appreciation/depreciation	(138,448)	23,098	(468)	465

Change in net assets resulting from operations	(4,987)	126,545	(103)	784

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,006)	(2,307)	(1)	— (a)
From net realized gains	(1,739)	—	(6)	(1)
Class B
From net investment income	(38)	(53)	—	—
From net realized gains	(46)	—	—	—
Class C
From net investment income	(316)	(289)	(1)	— (a)
From net realized gains	(361)	—	(5)	(1)
Class R2
From net investment income	(31)	(19)	— (a)	— (a)
From net realized gains	(30)	—	(4)	(1)
Class R5
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(4)	(1)
Class R6
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(1)
Select Class
From net investment income	(9,519)	(11,791)	(40)	(27)
From net realized gains	(7,401)	—	(251)	(65)

Total distributions to shareholders	(21,487)	(14,459)	(319)	(99)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,002	(98,503)	690	148

NET ASSETS:
Change in net assets	84,528	13,583	268	833
Beginning of period	598,976	585,393	4,296	3,463

End of period	$683,504	$598,976	$4,564	$4,296

Accumulated undistributed (distributions in excess of) net investment income	$13,515	$7,888	$50	$44

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$123,084	$52,737	$22,694	$8,431
Net realized gain (loss)	129,378	122,199	15,949	11,427
Distributions of capital gains received from investment company affiliates	1	—	— (a)	—
Change in net unrealized appreciation/depreciation	(403,321)	452,404	(71,955)	91,063

Change in net assets resulting from operations	(150,858)	627,340	(33,312)	110,921

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,106)	(2,974)	(764)	(482)
Class B
From net investment income	(26)	(50)	—	—
Class C
From net investment income	(395)	(259)	(7)	(8)
Class R2
From net investment income	(18)	(20)	(1)	(1)
Class R6
From net investment income	(2,279)	(725)	—	—
Institutional Class
From net investment income	(53,459)	(17,591)	(9,080)	(5,812)
Select Class
From net investment income	(2,160)	(38,102)	(181)	(148)

Total distributions to shareholders	(63,443)	(59,721)	(10,033)	(6,451)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	927,458	241,482	978,829	207,180

NET ASSETS:
Change in net assets	713,157	809,101	935,484	311,650
Beginning of period	3,076,523	2,267,422	657,879	346,229

End of period	$3,789,680	$3,076,523	$1,593,363	$657,879

Accumulated undistributed (distributions in excess of) net investment income	$111,876	$32,103	$19,658	$7,237

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,826	$57,902	$145,167	$200,902
Distributions reinvested	486	282	933	957
Cost of shares redeemed	(34,401)	(21,023)	(129,933)	(166,780)

Change in net assets resulting from Class A capital transactions	$13,911	$37,161	$16,167	$35,079

Class B
Proceeds from shares issued	$—	$—	$89	$145
Distributions reinvested	—	—	—	2
Cost of shares redeemed	—	—	(1,668)	(2,229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,579)	$(2,082)

Class C
Proceeds from shares issued	$1,870	$3,668	$15,814	$22,299
Distributions reinvested	39	13	—	13
Cost of shares redeemed	(1,443)	(831)	(16,476)	(12,872)

Change in net assets resulting from Class C capital transactions	$466	$2,850	$(662)	$9,440

Class R5
Proceeds from shares issued	$310,191	$347,403	$—	$—
Distributions reinvested	10,129	4,485	—	—
Cost of shares redeemed	(118,184)	(33,394)	—	—

Change in net assets resulting from Class R5 capital transactions	$202,136	$318,494	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$1,092,999	$—
Cost of shares redeemed	—	—	(58,952)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$1,034,047	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,560,275	$615,869
Distributions reinvested	—	—	14,367	3,816
Cost of shares redeemed	—	—	(2,227,333)	(174,724)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(652,691)	$444,961

Select Class
Proceeds from shares issued	$70,981	$195,678	$187,126	$1,137,145
Distributions reinvested	3,170	149	1,240	5,164
Cost of shares redeemed	(56,612)	(10,326)	(1,471,799)	(590,271)

Change in net assets resulting from Select Class capital transactions	$17,539	$185,501	$(1,283,433)	$552,038

Total change in net assets resulting from capital transactions	$234,052	$544,006	$(888,151)	$1,039,436

(a)	Commencement of offering of class of shares effective December 23, 2013 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	3,659	4,298	6,380	8,879
Reinvested	37	20	43	41
Redeemed	(2,653)	(1,564)	(5,838)	(7,504)

Change in Class A Shares	1,043	2,754	585	1,416

Class B
Issued	—	—	5	6
Reinvested	—	—	—	— (a)
Redeemed	—	—	(76)	(101)

Change in Class B Shares	—	—	(71)	(95)

Class C
Issued	143	277	714	1,012
Reinvested	3	1	—	1
Redeemed	(113)	(63)	(755)	(590)

Change in Class C Shares	33	215	(41)	423

Class R5
Issued	23,523	25,974	—	—
Reinvested	781	328	—	—
Redeemed	(9,179)	(2,509)	—	—

Change in Class R5 Shares	15,125	23,793	—	—

Class R6 (b)
Issued	—	—	48,796	—
Redeemed	—	—	(2,549)	—

Change in Class R6 Shares	—	—	46,247	—

Institutional Class
Issued	—	—	68,256	26,863
Reinvested	—	—	642	160
Redeemed	—	—	(99,390)	(7,462)

Change in Institutional Class Shares	—	—	(30,492)	19,561

Select Class
Issued	5,554	14,733	8,139	49,291
Reinvested	245	11	56	218
Redeemed	(4,249)	(804)	(65,118)	(26,170)

Change in Select Class Shares	1,550	13,940	(56,923)	23,339

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Period Ended October 31, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,956	$41,913	$—		$50
Distributions reinvested	1,278	294	1		—
Cost of shares redeemed	(21,768)	(6,671)	—		—

Change in net assets resulting from Class A capital transactions	$26,466	$35,536	$1		$50

Class C
Proceeds from shares issued	$1,873	$1,304	$—		$50
Distributions reinvested	122	24	1		—
Cost of shares redeemed	(360)	(202)	—		—

Change in net assets resulting from Class C capital transactions	$1,635	$1,126	$1		$50

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Distributions reinvested	25	13	—	(b)	—

Change in net assets resulting from Class R2 capital transactions	$25	$13	$—	(b)	$50

Class R5
Proceeds from shares issued	$—	$—	$—		$—
Distributions reinvested	30	16	—		—

Change in net assets resulting from Class R5 capital transactions	$30	$16	$—		$—

Select Class
Proceeds from shares issued	$21,191	$23,134	$1,641,002		$1,763,157
Distributions reinvested	1,790	935	5,200		—
Cost of shares redeemed	(42,813)	(2,392)	(201,128)		(51,292)

Change in net assets resulting from Select Class capital transactions	$(19,832)	$21,677	$1,445,074		$1,711,865

Total change in net assets resulting from capital transactions	$8,324	$58,368	$1,445,076		$1,712,015

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Period Ended October 31, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,826	2,719	—		3
Reinvested	77	19	—	(b)	—
Redeemed	(1,300)	(429)	—		—

Change in Class A Shares	1,603	2,309	—	(b)	3

Class C
Issued	113	83	—		3
Reinvested	7	2	—	(b)	—
Redeemed	(22)	(13)	—		—

Change in Class C Shares	98	72	—	(b)	3

Class R2
Issued	—	—	—		3
Reinvested	2	— (b)	—	(b)	—

Change in Class R2 Shares	2	— (b)	—	(b)	3

Class R5
Reinvested	2	1	—		—

Change in Class R5 Shares	2	1	—		—

Select Class
Issued	1,276	1,481	91,856		112,224
Reinvested	107	61	299		—
Redeemed	(2,594)	(150)	(11,083)		(3,099)

Change in Select Class Shares	(1,211)	1,392	81,072		109,125

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,712	$105,812	$67,670	$59,075
Distributions reinvested	2,850	1,255	470	1,575
Cost of shares redeemed	(107,650)	(40,285)	(79,052)	(23,430)

Change in net assets resulting from Class A capital transactions	$4,912	$66,782	$(10,912)	$37,220

Class B
Proceeds from shares issued	$21	$21	$10	$135
Distributions reinvested	18	15	—	6
Cost of shares redeemed	(741)	(833)	(294)	(216)

Change in net assets resulting from Class B capital transactions	$(702)	$(797)	$(284)	$(75)

Class C
Proceeds from shares issued	$8,687	$6,897	$830	$530
Distributions reinvested	408	149	5	7
Cost of shares redeemed	(5,189)	(4,742)	(449)	(109)

Change in net assets resulting from Class C capital transactions	$3,906	$2,304	$386	$428

Class R2
Proceeds from shares issued	$461	$1,194	$—	$—
Distributions reinvested	18	5	—	—
Cost of shares redeemed	(237)	(834)	—	—

Change in net assets resulting from Class R2 capital transactions	$242	$365	$—	$—

Class R5
Proceeds from shares issued	$20,589	$37,375	$—	$—
Distributions reinvested	2,846	1,634	—	—
Cost of shares redeemed	(30,870)	(11,484)	—	—

Change in net assets resulting from Class R5 capital transactions	$(7,435)	$27,525	$—	$—

Class R6
Proceeds from shares issued	$512,142	$408,248	$400,224	$376,122
Subscriptions in-kind (See Note 8)	—	47,211	—	—
Distributions reinvested	42,018	16,840	14,924	17,272
Cost of shares redeemed	(54,301)	(64,207)	(41,399)	(67,810)

Change in net assets resulting from Class R6 capital transactions	$499,859	$408,092	$373,749	$325,584

Institutional Class
Proceeds from shares issued	$—	$—	$16,360	$20,744
Distributions reinvested	—	—	435	699
Cost of shares redeemed	—	—	(19,108)	(13,670)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(2,313)	$7,773

Select Class
Proceeds from shares issued	$146,738	$235,602	$17,796	$12,030
Distributions reinvested	10,417	2,411	325	549
Cost of shares redeemed	(74,289)	(64,314)	(17,060)	(5,902)

Change in net assets resulting from Select Class capital transactions	$82,866	$173,699	$1,061	$6,677

Total change in net assets resulting from capital transactions	$583,648	$677,970	$361,687	$377,607

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund		International Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	6,902	7,127	4,461	4,282
Reinvested	177	88	31	122
Redeemed	(6,712)	(2,725)	(5,136)	(1,702)

Change in Class A Shares	367	4,490	(644)	2,702

Class B
Issued	1	1	— (a)	10
Reinvested	1	1	—	— (a)
Redeemed	(48)	(58)	(19)	(15)

Change in Class B Shares	(46)	(56)	(19)	(5)

Class C
Issued	572	487	56	37
Reinvested	27	11	1	1
Redeemed	(344)	(341)	(31)	(8)

Change in Class C Shares	255	157	26	30

Class R2
Issued	28	80	—	—
Reinvested	1	— (a)	—	—
Redeemed	(15)	(56)	—	—

Change in Class R2 Shares	14	24	—	—

Class R5
Issued	1,286	2,576	—	—
Reinvested	174	113	—	—
Redeemed	(1,900)	(774)	—	—

Change in Class R5 Shares	(440)	1,915	—	—

Class R6
Issued	32,114	27,104	26,049	26,629
Subscriptions in-kind (See Note 8)	—	3,203	—	—
Reinvested	2,576	1,159	972	1,310
Redeemed	(3,336)	(4,564)	(2,625)	(5,104)

Change in Class R6 Shares	31,354	26,902	24,396	22,835

Institutional Class
Issued	—	—	1,053	1,473
Reinvested	—	—	28	53
Redeemed	—	—	(1,230)	(927)

Change in Institutional Class Shares	—	—	(149)	599

Select Class
Issued	9,057	15,550	1,159	859
Reinvested	638	166	21	42
Redeemed	(4,642)	(4,340)	(1,101)	(433)

Change in Select Class Shares	5,053	11,376	79	468

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,492	$26,970	$343		$15
Distributions reinvested	3,637	2,228	7		1
Cost of shares redeemed	(30,904)	(37,925)	(66)		—

Change in net assets resulting from Class A capital transactions	$(7,775)	$(8,727)	$284		$16

Class B
Proceeds from shares issued	$33	$11	$—		$—
Distributions reinvested	83	51	—		—
Cost of shares redeemed	(1,031)	(959)	—		—

Change in net assets resulting from Class B capital transactions	$(915)	$(897)	$—		$—

Class C
Proceeds from shares issued	$4,045	$6,413	$64		$5
Distributions reinvested	650	280	5		1
Cost of shares redeemed	(4,908)	(5,069)	—	(a)	—

Change in net assets resulting from Class C capital transactions	$(213)	$1,624	$69		$6

Class R2
Proceeds from shares issued	$2,020	$1,192	$—	(a)	$—
Distributions reinvested	18	4	4		1
Cost of shares redeemed	(1,369)	(310)	—		—

Change in net assets resulting from Class R2 capital transactions	$669	$886	$4		$1

Class R5
Proceeds from shares issued	$—	$—	$—	(a)	$—
Distributions reinvested	—	—	5		2

Change in net assets resulting from Class R5 capital transactions	$—	$—	$5		$2

Class R6
Proceeds from shares issued	$—	$—	$—	(a)	$—
Distributions reinvested	—	—	6		2

Change in net assets resulting from Class R6 capital transactions	$—	$—	$6		$2

Select Class
Proceeds from shares issued	$141,311	$178,267	$53		$29
Distributions reinvested	14,567	1,263	290		92
Cost of shares redeemed	(36,642)	(270,919)	(21)		—

Change in net assets resulting from Select Class capital transactions	$119,236	$(91,389)	$322		$121

Total change in net assets resulting from capital transactions	$111,002	$(98,503)	$690		$148

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	926	1,430	18		1
Reinvested	179	125	1		—	(a)
Redeemed	(1,481)	(2,032)	(4)		—

Change in Class A Shares	(376)	(477)	15		1

Class B
Issued	2	1	—		—
Reinvested	4	3	—		—
Redeemed	(53)	(56)	—		—

Change in Class B Shares	(47)	(52)	—		—

Class C
Issued	199	347	3		1
Reinvested	33	16	—	(a)	—	(a)
Redeemed	(242)	(277)	—	(a)	—

Change in Class C Shares	(10)	86	3		1

Class R2
Issued	96	65	—		—
Reinvested	1	— (a)	—	(a)	—	(a)
Redeemed	(65)	(17)	—		—

Change in Class R2 Shares	32	48	—	(a)	—	(a)

Class R5
Reinvested	—	—	—	(a)	—	(a)

Change in Class R5 Shares	—	—	—	(a)	—	(a)

Class R6
Reinvested	—	—	—	(a)	—	(a)

Change in Class R6 Shares	—	—	—	(a)	—	(a)

Select Class
Issued	6,662	9,085	2		2
Reinvested	711	71	16		5
Redeemed	(1,734)	(14,437)	(1)		—

Change in Select Class Shares	5,639	(5,281)	17		7

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$400,922	$112,329	$90,342	$32,402
Distributions reinvested	4,863	2,655	357	466
Cost of shares redeemed	(111,037)	(52,869)	(46,032)	(14,316)

Change in net assets resulting from Class A capital transactions	$294,748	$62,115	$44,667	$18,552

Class B
Proceeds from shares issued	$51	$45	$—	$—
Distributions reinvested	22	44	—	—
Cost of shares redeemed	(842)	(1,120)	—	—

Change in net assets resulting from Class B capital transactions	$(769)	$(1,031)	$—	$—

Class C
Proceeds from shares issued	$17,441	$9,020	$346	$238
Distributions reinvested	310	184	6	7
Cost of shares redeemed	(7,324)	(4,410)	(137)	(208)

Change in net assets resulting from Class C capital transactions	$10,427	$4,794	$215	$37

Class R2
Proceeds from shares issued	$1,108	$612	$6	$— (a)
Distributions reinvested	9	8	1	1
Cost of shares redeemed	(491)	(490)	(6)	(4)

Change in net assets resulting from Class R2 capital transactions	$626	$130	$1	$(3)

Class R6
Proceeds from shares issued	$766	$68,474	$—	$—
Distributions reinvested	36	2	—	—
Cost of shares redeemed	(73,309)	(292)	—	—

Change in net assets resulting from Class R6 capital transactions	$(72,507)	$68,184	$—	$—

Institutional Class
Proceeds from shares issued	$2,501,197	$495,944	$956,719	$198,991
Distributions reinvested	35,770	14,688	8,462	5,184
Cost of shares redeemed	(518,984)	(243,260)	(33,648)	(17,590)

Change in net assets resulting from Institutional Class capital transactions	$2,017,983	$267,372	$931,533	$186,585

Select Class
Proceeds from shares issued	$159,987	$778,419	$7,397	$4,584
Distributions reinvested	992	22,937	78	41
Cost of shares redeemed	(1,484,029)	(961,438)	(5,062)	(2,616)

Change in net assets resulting from Select Class capital transactions	$(1,323,050)	$(160,082)	$2,413	$2,009

Total change in net assets resulting from capital transactions	$927,458	$241,482	$978,829	$207,180

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	27,177	8,194	4,442		1,795
Reinvested	330	210	18		28
Redeemed	(7,499)	(3,928)	(2,309)		(812)

Change in Class A Shares	20,008	4,476	2,151		1,011

Class B
Issued	4	4	—		—
Reinvested	1	3	—		—
Redeemed	(57)	(85)	—		—

Change in Class B Shares	(52)	(78)	—		—

Class C
Issued	1,212	666	17		12
Reinvested	22	15	—	(a)	1
Redeemed	(515)	(337)	(7)		(11)

Change in Class C Shares	719	344	10		2

Class R2
Issued	76	46	—	(a)	—	(a)
Reinvested	1	1	—	(a)	—	(a)
Redeemed	(34)	(36)	—	(a)	—	(a)

Change in Class R2 Shares	43	11	—	(a)	—	(a)

Class R6
Issued	50	4,945	—		—
Reinvested	2	— (a)	—		—
Redeemed	(4,922)	(21)	—		—

Change in Class R6 Shares	(4,870)	4,924	—		—

Institutional Class
Issued	164,839	35,943	46,348		10,861
Reinvested	2,393	1,146	420		306
Redeemed	(34,844)	(17,638)	(1,633)		(1,063)

Change in Institutional Class Shares	132,388	19,451	45,135		10,104

Select Class
Issued	10,593	57,568	353		248
Reinvested	66	1,797	4		2
Redeemed	(97,497)	(70,321)	(247)		(146)

Change in Select Class Shares	(86,838)	(10,956)	110		104

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2014	$13.63	$0.22	(d)	$(0.57)	$(0.35)	$(0.15)	$—
Year Ended October 31, 2013	12.88	0.19	(d)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(d)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(d)	(1.44)	(1.24)	(0.02)	—	(e)
Year Ended October 31, 2010	10.47	0.11	(d)	3.60	3.71	(0.27)	—

Class C
Year Ended October 31, 2014	13.44	0.15	(d)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(d)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(d)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(d)	(1.37)	(1.29)	—	—	(e)
Year Ended October 31, 2010	10.46	0.05	(d)	3.59	3.64	(0.23)	—

Class R5
Year Ended October 31, 2014	13.71	0.29	(d)	(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(d)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(d)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(d)	(1.47)	(1.17)	(0.05)	—	(e)
Year Ended October 31, 2010	10.48	0.17	(d)	3.59	3.76	(0.31)	—

Select Class
Year Ended October 31, 2014	13.67	0.26	(d)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(d)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(d)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(d)	(1.45)	(1.20)	(0.04)	—	(e)
Year Ended October 31, 2010	10.48	0.14	(d)	3.59	3.73	(0.29)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.13	(2.56)%	$80,806	1.60%	1.71%	1.73%	79%
13.63	6.67	69,690	1.60	1.45	1.72	43
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156

12.92	(3.12)	5,331	2.10	1.13	2.23	79
13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156

13.22	(2.12)	852,477	1.15	2.19	1.28	79
13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156

13.17	(2.35)	288,059	1.35	1.96	1.48	79
13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2014	$23.05	$0.16	(f)(g)	$0.59	$0.75	$(0.08)	$—
Year Ended October 31, 2013	22.01	0.10	(f)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(h)
Year Ended October 31, 2010	18.79	(0.01	)(f)	4.71	4.70	(0.04)	—	(h)

Class B
Year Ended October 31, 2014	22.57	0.02	(f)(g)	0.60	0.62	—	—
Year Ended October 31, 2013	21.59	(0.04	)(f)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(f)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(f)	(2.28)	(2.35)	—	—	(h)
Year Ended October 31, 2010	18.60	(0.12	)(f)	4.67	4.55	—	—	(h)

Class C
Year Ended October 31, 2014	22.41	0.05	(f)(g)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(f)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(h)
Year Ended October 31, 2010	18.49	(0.11	)(f)	4.63	4.52	—	—	(h)

Class R6
December 23, 2013 (i) through October 31, 2014	22.47	0.38	(f)(g)	1.59	1.97	—	—

Institutional Class
Year Ended October 31, 2014	23.73	0.17	(f)(g)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(f)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(h)
Year Ended October 31, 2010	19.23	0.08	(f)	4.82	4.90	(0.09)	—	(h)

Select Class
Year Ended October 31, 2014	23.47	0.18	(f)(g)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(f)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(h)
Year Ended October 31, 2010	19.04	0.05	(f)	4.77	4.82	(0.06)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$23.72	3.26%	$350,555	1.70%	0.72	%(g)	1.81%	33%
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9
23.45	25.08	253,037	1.82	(0.03)		1.83	14

23.19	2.75	2,687	2.20	0.10	(g)	2.31	33
22.57	4.57	4,245	2.26	(0.18)		2.29	34
21.59	3.80	6,100	2.32	(0.23)		2.32	20
20.80	(10.15)	7,572	2.29	(0.32)		2.30	9
23.15	24.46	10,812	2.31	(0.58)		2.32	14

23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9
23.01	24.45	40,757	2.32	(0.52)		2.33	14

24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9
24.04	25.55	513,904	1.40	0.37		1.43	14

24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9
23.80	25.38	925,631	1.57	0.23		1.58	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Equity Income Fund
Class A
Year Ended October 31, 2014	$16.67	$0.91	(f)(j)	$(0.38)	$0.53	$(0.66)	$(0.13)	$(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011(g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2014	16.63	0.84	(f)(j)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011(g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Year Ended October 31, 2014	16.67	0.87	(f)(j)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011(g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Year Ended October 31, 2014	16.72	0.99	(f)(j)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011(g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Select Class
Year Ended October 31, 2014	16.71	0.96	(f)(j)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011(g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.41	3.18%	$74,652	1.25%		5.44	%(j)	1.67%		138%
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

16.36	2.67	3,530	1.75		5.03	(j)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

16.41	2.90	574	1.50		5.24	(j)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

16.46	3.60	587	0.80		5.94	(j)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

16.45	3.39	34,719	1.00		5.75	(j)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Year Ended October 31, 2014	$17.33	$0.34	(f)	$1.35	$1.69	$(0.15)	$(0.10)	$(0.25)
February 28, 2013 (h) through October 31, 2013	15.00	0.19	(f)	2.14	2.33	—	—	—

Class C
Year Ended October 31, 2014	17.28	0.25	(f)	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (h) through October 31, 2013	15.00	0.14	(f)	2.14	2.28	—	—	—

Class R2
Year Ended October 31, 2014	17.30	0.29	(f)	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (h) through October 31, 2013	15.00	0.17	(f)	2.13	2.30	—	—	—

Select Class
Year Ended October 31, 2014	17.37	0.39	(f)	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (h) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Commencement of operations.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.77	9.90%	$64	0.58%		1.87%		0.81%		40%
17.33	15.53	58	0.58	(g)	1.79	(g)	1.62	(g)(i)	25

18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(g)	1.29	(g)	2.12	(g)(i)	25

18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(g)	1.54	(g)	1.87	(g)(i)	25

18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(g)	1.73	(g)	0.60	(g)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2014	$15.92	$0.37	(f)(g)	$(0.68)	$(0.31)	$(0.36)	$—
Year Ended October 31, 2013	13.36	0.20	(f)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(h)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(h)

Class B
Year Ended October 31, 2014	15.39	0.25	(f)(g)	(0.63)	(0.38)	(0.29)	—
Year Ended October 31, 2013	12.93	0.11	(f)	2.49	2.60	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(h)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(h)

Class C
Year Ended October 31, 2014	15.20	0.26	(f)(g)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(h)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(h)

Class R2
Year Ended October 31, 2014	15.87	0.30	(f)(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(h)

Class R5
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(h)

Class R6
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)

Select Class
Year Ended October 31, 2014	16.13	0.39	(f)(g)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(h)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.20, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.30%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.25	(2.06)%	$186,242	1.31%	2.34	%(g)	1.45%	6%
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18
13.40	10.42	131,125	1.31	1.44		1.54	15

14.72	(2.57)	963	1.81	1.63	(g)	1.95	6
15.39	20.26	1,711	1.80	0.80		1.97	8
12.93	7.15	2,164	1.80	1.31		2.01	5
12.22	(4.99)	2,817	1.81	1.08		2.02	18
13.00	9.82	4,543	1.86	0.89		2.04	15

14.52	(2.59)	26,299	1.81	1.73	(g)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18
12.85	9.69	23,370	1.86	0.88		2.04	15

15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18
13.37	10.07	70	1.56	1.17		1.79	15

15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18
13.55	10.86	242,131	0.86	1.86		1.10	15

15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

15.45	(1.88)	494,344	1.06	2.41	(g)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18
13.56	10.72	241,123	1.06	1.74		1.29	15

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2014	$15.25	$0.36	(f)	$(0.69)	$(0.33)	$(0.12)	$—
Year Ended October 31, 2013	12.45	0.25	(f)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)

Class B
Year Ended October 31, 2014	15.29	0.26	(f)	(0.66)	(0.40)	—	—
Year Ended October 31, 2013	12.46	0.18	(f)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)

Class C
Year Ended October 31, 2014	14.88	0.27	(f)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)

Class R6
Year Ended October 31, 2014	15.57	0.44	(f)	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Year Ended October 31, 2014	15.57	0.42	(f)	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)

Select Class
Year Ended October 31, 2014	15.50	0.40	(f)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.80	(2.18)%	$110,667	1.23%	2.39%	1.24%	55%
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57

14.89	(2.62)	196	1.73	1.72	1.74	55
15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57

14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57

15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57

15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2014	$21.20	$0.47	(d)	$(0.56)	$(0.09)	$(0.39)	$(0.34)	$(0.73)	$—
Year Ended October 31, 2013	17.24	0.38	(d)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(d)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(d)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(e)
Year Ended October 31, 2010	17.89	0.33	(d)	1.10	1.43	(0.29)	—	(0.29)	—	(e)

Class B
Year Ended October 31, 2014	19.57	0.33	(d)	(0.51)	(0.18)	(0.28)	(0.34)	(0.62)	—
Year Ended October 31, 2013	15.91	0.25	(d)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(d)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(d)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(e)
Year Ended October 31, 2010	16.54	0.18	(d)	1.02	1.20	(0.17)	—	(0.17)	—	(e)

Class C
Year Ended October 31, 2014	20.51	0.36	(d)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(d)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(d)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(d)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(e)
Year Ended October 31, 2010	17.35	0.20	(d)	1.06	1.26	(0.20)	—	(0.20)	—	(e)

Class R2
Year Ended October 31, 2014	20.91	0.40	(d)	(0.54)	(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(d)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(d)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(d)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(e)
Year Ended October 31, 2010	17.76	0.28	(d)	1.10	1.38	(0.28)	—	(0.28)	—	(e)

Select Class
Year Ended October 31, 2014	21.36	0.52	(d)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(d)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(d)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(d)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(e)
Year Ended October 31, 2010	18.01	0.37	(d)	1.12	1.49	(0.33)	—	(0.33)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.38	(0.40)%	$96,325	0.59%	2.23%	1.10%	63%
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39

18.77	(0.91)	1,754	1.09	1.69	1.62	63
19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39

19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39

20.07	(0.66)	2,521	0.84	1.95	1.33	63
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39

20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2014	$20.59	$0.13	(f)	$(0.65)	$(0.52)	$(0.17)	$(1.31)	$(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2014	20.47	0.09	(f)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (h) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Year Ended October 31, 2014	20.53	0.12	(f)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (h) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2014	20.69	0.24	(f)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2014	20.70	0.25	(f)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (h) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Year Ended October 31, 2014	20.64	0.21	(f)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (h) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.59	(2.47)%	$351	1.32%		0.98	%(f)	5.09%		63%
20.59	22.23	83	1.32	(g)	0.89	(g)	7.99	(g)	65
17.28	15.20	58	1.32	(g)	1.17	(g)	6.99	(g)	40

18.44	(2.91)	137	1.82		0.55	(f)	6.19		63
20.47	21.61	76	1.82	(g)	0.40	(g)	8.35	(g)	65
17.20	14.67	57	1.82	(g)	0.67	(g)	7.47	(g)	40

18.55	(2.68)	68	1.57		0.66	(f)	6.05		63
20.53	21.92	70	1.57	(g)	0.67	(g)	8.01	(g)	65
17.24	14.93	57	1.57	(g)	0.92	(g)	7.23	(g)	40

18.72	(1.99)	70	0.87		1.36	(f)	5.34		63
20.69	22.76	71	0.87	(g)	1.37	(g)	7.31	(g)	65
17.35	15.67	58	0.87	(g)	1.62	(g)	6.54	(g)	40

18.73	(1.95)	70	0.82		1.41	(f)	5.29		63
20.70	22.80	71	0.82	(g)	1.42	(g)	7.26	(g)	65
17.36	15.73	58	0.82	(g)	1.67	(g)	6.49	(g)	40

18.67	(2.18)	3,868	1.07		1.17	(f)	5.55		63
20.64	22.49	3,925	1.07	(g)	1.17	(g)	7.52	(g)	65
17.32	15.47	3,175	1.07	(g)	1.42	(g)	6.74	(g)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2014	$15.02	$0.47	(f)(g)(h)	$(1.07)	$(0.60)	$(0.28)	$—
Year Ended October 31, 2013	12.18	0.22	(f)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(i)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(i)

Class B
Year Ended October 31, 2014	14.86	0.37	(f)(g)(h)	(1.05)	(0.68)	(0.16)	—
Year Ended October 31, 2013	12.03	0.17	(f)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(i)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(i)

Class C
Year Ended October 31, 2014	14.61	0.38	(f)(g)(h)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(i)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(i)

Class R2
Year Ended October 31, 2014	14.78	0.42	(f)(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(i)

Class R6
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010 (j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)

Institutional Class
Year Ended October 31, 2014	15.29	0.53	(f)(g)(h)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(i)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(i)

Select Class
Year Ended October 31, 2014	15.19	0.45	(f)(g)(h)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(i)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.29, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.02%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.14	(4.09)%	$491,010	1.33%	3.19	%(g)(h)	1.36%	59%
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60
13.36	11.35	143,259	1.34	1.41		1.35	92

14.02	(4.61)	1,602	1.83	2.54	(g)(h)	1.85	59
14.86	25.64	2,476	1.82	1.29		1.85	66
12.03	4.04	2,932	1.85	2.20		1.87	62
11.89	(7.42)	3,557	1.84	1.61		1.86	60
13.18	10.81	5,337	1.84	0.91		1.85	92

13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60
13.01	10.81	19,646	1.84	0.89		1.85	92

13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60
13.21	11.00	856	1.60	0.90		1.61	92

14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60
13.59	11.79	421,538	0.92	2.04		0.95	92

14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60
13.50	11.56	943,998	1.09	1.84		1.10	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2014	$19.79	$0.39	(d)(e)	$(0.45)	$(0.06)	$(0.24)	$—
Year Ended October 31, 2013	15.90	0.25	(d)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(d)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(d)	(1.27)	(1.03)	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(d)	1.73	1.85	(0.25)	—	(f)

Class C
Year Ended October 31, 2014	19.92	0.36	(d)(e)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(d)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(d)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(d)	(1.26)	(1.11)	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(d)	1.73	1.78	(0.16)	—	(f)

Class R2
Year Ended October 31, 2014	19.61	0.40	(d)(e)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(d)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(d)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(d)	(1.22)	(1.05)	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(d)	1.72	1.80	(0.20)	—	(f)

Institutional Class
Year Ended October 31, 2014	20.23	0.49	(d)(e)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(d)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(d)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(d)	(1.29)	(0.97)	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(d)	1.78	1.97	(0.30)	—	(f)

Select Class
Year Ended October 31, 2014	20.51	0.51	(d)(e)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(d)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(d)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(d)	(1.28)	(1.02)	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(d)	1.79	1.94	(0.26)	—	(f)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.49	(0.33)%	$101,114	1.39%	1.96	%(e)	1.46%	48%
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79
16.59	12.54	23,960	1.50	0.78		1.73	92

19.63	(0.84)	1,318	1.89	1.79	(e)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79
16.61	12.01	1,489	2.00	0.30		2.24	92

19.31	(0.66)	98	1.64	2.03	(e)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79
16.46	12.26	68	1.75	0.53		1.99	92

19.95	0.13	1,474,870	0.89	2.39	(e)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79
16.94	13.11	99,766	1.00	1.21		1.31	92

20.22	(0.13)	15,963	1.14	2.47	(e)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79
16.99	12.86	26,408	1.25	0.93		1.37	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Class R6*, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Effective June 30, 2014, International Equity Index Fund changed its name to International Research Enhanced Equity Fund.

Global Research Enhanced Index Fund commenced operations on February 28, 2013.

Prior to May 31, 2013, International Unconstrained Equity Fund was not publicly offered for investment.

*	Class R6 Shares commenced operations on December 23, 2013 for Emerging Markets Equity Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Prior to June 30, 2014, the investment objective of International Research Enhanced Equity Fund was to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product Index.

Effective November 1, 2009, Class B Shares of Emerging Markets Equity Fund, International Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$104,712	$—	$—		$104,712
China	28,359	195,003	—		223,362
Greece	—	5,968	—		5,968
Hong Kong	—	52,978	—	(a)	52,978
India	13,181	73,133	—		86,314
Indonesia	—	21,792	—		21,792
Netherlands	1,980	—	—		1,980
Poland	—	12,060	—		12,060
Qatar	3,895	4,415	—		8,310
Russia	27,069	59,730	—		86,799
South Africa	—	76,912	—		76,912
South Korea	7,282	249,758	—		257,040
Taiwan	13,164	124,331	—		137,495
Thailand	—	37,288	—		37,288
Turkey	—	75,218	—		75,218
United Arab Emirates	—	16,430	—		16,430

Total Common Stocks	199,642	1,005,016	—	(a)	1,204,658

Preferred Stocks
Brazil	5,493	—	—		5,493
Short-Term Investment
Investment Company	15,512	—	—		15,512

Total Investments in Securities	$220,647	$1,005,016	$—	(a)	$1,225,663

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$18,679	$—	$18,679
Brazil	198,573	—	—	198,573
China	62,290	197,334	—	259,624
Cyprus	23,987	—	—	23,987
Hong Kong	192	158,466	—	158,658
India	173,811	298,047	—	471,858
Indonesia	—	121,960	—	121,960
Mexico	70,929	—	—	70,929
Panama	29,956	—	—	29,956
Peru	38,986	—	—	38,986
Poland	—	8,729	—	8,729
Russia	—	140,814	—	140,814
South Africa	—	378,827	—	378,827
South Korea	—	83,087	—	83,087
Taiwan	65,637	74,657	—	140,294
Thailand	35,132	116,802	—	151,934
Turkey	—	102,072	—	102,072
United Kingdom	—	67,309	—	67,309

Total Common Stocks	699,493	1,766,783	—	2,466,276

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$18,637	$—	$—	$18,637
Short-Term Investment
Investment Company	44,001	—	—	44,001

Total Investments in Securities	$762,131	$1,766,783	$—	$2,528,914

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$6,113	$—	$6,113
Brazil	579	—	—	579
China	—	2,463	—	2,463
Denmark	—	278	—	278
Finland	—	647	—	647
France	—	2,195	—	2,195
Germany	—	4,786	—	4,786
Israel	—	2,039	—	2,039
Japan	—	4,591	—	4,591
Netherlands	—	5,110	—	5,110
New Zealand	—	1,251	—	1,251
Norway	—	2,562	—	2,562
Russia	—	1,201	—	1,201
South Africa	—	1,385	—	1,385
South Korea	—	1,181	—	1,181
Spain	—	833	—	833
Sweden	—	1,472	—	1,472
Switzerland	884	5,438	—	6,322
Taiwan	—	1,022	—	1,022
United Kingdom	1,278	10,391	—	11,669
United States	52,154	1,163	—	53,317

Total Common Stocks	54,895	56,121	—	111,016

Short-Term Investment
Investment Company	2,653	—	—	2,653

Total Investments in Securities	$57,548	$56,121	$—	$113,669

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$627		$92,377	$—	$93,004
Austria	—	(a)	1,972	—	1,972
Belgium	—		23,855	—	23,855
Bermuda	3,113		—	—	3,113
Canada	137,851		—	—	137,851
China	—		1,487	—	1,487
Colombia	—	(a)	—	—	—	(a)
Denmark	—		28,611	—	28,611
Finland	—		5,090	—	5,090
France	—		138,648	—	138,648
Germany	—		116,856	—	116,856
Hong Kong	—		38,499	—	38,499
Ireland	19,376		5,597	—	24,973
Italy	—		37,031	—	37,031
Japan	—		268,428	—	268,428
Luxembourg	—		3,069	—	3,069
Netherlands	—		44,775	—	44,775
New Zealand	—		1,006	—	1,006
Norway	—		12,732	—	12,732
Singapore	10,939		15,298	—	26,237
Spain	—		46,261	—	46,261
Sweden	—		27,863	—	27,863
Switzerland	19,504		122,638	—	142,142
United Kingdom	3,012		251,169	—	254,181
United States	1,868,001		—	—	1,868,001

Total Common Stocks	2,062,423		1,283,262	—	3,345,685

Preferred Stocks
Germany	—		14,646	—	14,646
United Kingdom	—		12	—	12

Total Preferred Stocks	—		14,658	—	14,658

Rights
Spain	207		—	—	207
Short-Term Investment
Investment Company	200,095		—	—	200,095

Total Investments in Securities	$2,262,725		$1,297,920	$—	$3,560,645

Appreciation in Other Financial Instruments
Futures Contracts	$6,865		$—	$—	$6,865

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$41,059	$—	$41,059
Belgium	—	41,962	—	41,962
China	—	64,828	—	64,828
Denmark	—	22,622	—	22,622
France	—	288,034	—	288,034
Germany	—	147,271	—	147,271
Hong Kong	—	94,787	—	94,787
India	15,849	—	—	15,849
Indonesia	—	10,970	—	10,970
Israel	25,935	—	—	25,935
Japan	—	413,435	—	413,435
Netherlands	—	166,077	—	166,077
South Korea	—	44,536	—	44,536
Switzerland	—	341,112	—	341,112
Taiwan	23,495	—	—	23,495
United Kingdom	—	543,916	—	543,916

Total Common Stocks	65,279	2,220,609	—	2,285,888

Preferred Stocks
Germany	—	59,225	—	59,225
Short-Term Investment
Investment Company	60,248	—	—	60,248

Total Investments in Securities	$125,527	$2,279,834	$—	$2,405,361

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$59,893	$—	$59,893
Belgium	—	19,205	—	19,205
Canada	11,003	—	—	11,003
China	—	24,669	—	24,669
Denmark	—	26,016	—	26,016
Finland	—	15,789	—	15,789
France	—	236,721	—	236,721
Germany	—	100,073	—	100,073
Hong Kong	—	36,741	—	36,741
Ireland	—	14,683	—	14,683
Italy	—	12,366	—	12,366
Japan	—	354,801	—	354,801
Netherlands	—	119,029	—	119,029
Norway	—	27,273	—	27,273
South Korea	—	16,480	—	16,480
Sweden	—	22,276	—	22,276
Switzerland	—	248,925	—	248,925
United Kingdom	—	343,028	—	343,028

Total Common Stocks	11,003	1,677,968	—	1,688,971

Preferred Stocks
Germany	—	21,170	—	21,170

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

International Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$37,589	$—	$—	$37,589

Total Investments in Securities	$48,592	$1,699,138	$—	$1,747,730

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$14,779	$—	$14,779

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$(17,064)	$—	$(17,064)
Futures Contracts	(45)	—	—	(45)

Total Depreciation in Other Financial Instruments	$(45)	$(17,064)	$—	$(17,109)

International Researched Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$40,483	$—	(a)	$40,483
Belgium	—	5,246	—		5,246
Denmark	—	16,853	—		16,853
Finland	—	5,427	—		5,427
France	—	72,203	—		72,203
Germany	2,255	55,489	—		57,744
Hong Kong	—	21,316	—		21,316
Ireland	2,803	4,000	—		6,803
Israel	2,556	—	—		2,556
Italy	—	15,164	—		15,164
Japan	—	144,156	—		144,156
Luxembourg	—	1,939	—		1,939
Netherlands	—	17,524	—		17,524
New Zealand	—	3,473	—		3,473
Norway	—	7,450	—		7,450
Portugal	—	2,583	—		2,583
Singapore	—	5,381	—		5,381
Spain	—	20,361	—		20,361
Sweden	—	14,236	—		14,236
Switzerland	—	53,635	—		53,635
United Kingdom	—	128,619	—		128,619

Total Common Stocks	7,614	635,538	—	(a)	643,152

Preferred Stocks
Germany	—	9,788	—		9,788
Rights
Spain	62	—	—		62
Short-Term Investment
Investment Company	19,510	—	—		19,510

Total Investments in Securities	$27,186	$645,326	$—	(a)	$672,512

Appreciation in Other Financial Instruments
Futures Contracts	$127	$—	$—		$127

Depreciation in Other Financial Instruments
Futures Contracts	$(135)	$—	$—		$(135)

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$210	$—	$—	$210
China	175	194	—	369
France	—	464	—	464
Germany	—	365	—	365
Hong Kong	—	227	—	227
India	103	—	—	103
Ireland	—	46	—	46
Japan	—	601	—	601
Netherlands	—	343	—	343
South Korea	—	147	—	147
Spain	46	—	—	46
Switzerland	—	606	—	606
Taiwan	51	—	—	51
United Kingdom	—	980	—	980

Total Common Stocks	585	3,973	—	4,558

Total Investments in Securities	$585	$3,973	$—	$4,558

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$100,048	$—	$100,048
Belgium	—	82,157	—	82,157
Canada	27,321	—	—	27,321
China	—	34,884	—	34,884
Denmark	—	37,505	—	37,505
Finland	—	26,505	—	26,505
France	—	599,542	—	599,542
Germany	—	120,888	—	120,888
Hong Kong	—	59,119	—	59,119
India	21,573	—	—	21,573
Ireland	26,749	20,134	—	46,883
Italy	—	188,419	—	188,419
Japan	—	904,254	—	904,254
Netherlands	—	237,281	—	237,281
Norway	—	57,176	—	57,176
Russia	—	19,357	—	19,357
South Korea	—	40,851	—	40,851
Spain	—	72,944	—	72,944
Sweden	—	62,600	—	62,600
Switzerland	—	256,358	—	256,358
Taiwan	—	17,725	—	17,725
Turkey	—	26,020	—	26,020
United Kingdom	—	655,237	—	655,237

Total Common Stocks	75,643	3,619,004	—	3,694,647

Preferred Stocks
Germany	—	24,958	—	24,958

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$39,776	$—	$—	$39,776

Total Investments in Securities	$115,419	$3,643,962	$—	$3,759,381

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$29,079	$—	$29,079
Futures Contracts	246	—	—	246

Total Appreciation in Other Financial Instruments	$246	$29,079	$—	$29,325

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25,885)	$—	$(25,885)
Futures Contracts	(730)	—	—	(730)

Total Depreciation in Other Financial Instruments	$(730)	$(25,885)	$—	$(26,615)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$97,841	$—	$97,841
Austria	—	8,288	—	8,288
Belgium	4,813	22,516	—	27,329
China	—	6,114	—	6,114
Denmark	—	17,460	—	17,460
Finland	—	30,923	—	30,923
France	2,146	160,019	—	162,165
Germany	—	95,287	—	95,287
Hong Kong	—	29,000	—	29,000
India	4,553	—	—	4,553
Ireland	5,220	13,878	—	19,098
Israel	10,010	—	—	10,010
Italy	—	25,031	—	25,031
Japan	—	305,367	—	305,367
Luxembourg	—	4,279	—	4,279
Netherlands	—	55,234	—	55,234
Norway	—	23,054	—	23,054
Portugal	—	4,876	—	4,876
South Africa	—	5,199	—	5,199
South Korea	—	8,925	—	8,925
Spain	—	27,781	—	27,781
Sweden	—	30,024	—	30,024
Switzerland	—	156,155	—	156,155
United Kingdom	—	266,077	—	266,077

Total Common Stocks	26,742	1,393,328	—	1,420,070

Preferred Stocks
Germany	—	11,288	—	11,288
Short-Term Investment
Investment Company	43,403	—	—	43,403

Total Investments in Securities	$70,145	$1,404,616	$—	$1,474,761

(a)	Amount rounds to less than $1,000.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of October 31, 2014 (amounts in thousands):

	Value	Percentage
Emerging Economies Fund	$—(a)	0.0	%(b)
International Research Enhanced Equity Fund	—(a)	0.0	(b)

(a)	Amount rounds to less than $1,000.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — Global Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2014 (amounts in thousands):

	Global Equity Income Fund		Global Research Enhanced Index Fund	International Opportunities Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$2,610	(a)	$131,568	$13,816	$24,980	$5,830
Ending Notional Balance Long	—		193,217	16,746	25,872	37,070

(a)	For the period August 1, 2014 through August 31, 2014.

D. Forward Foreign Currency Exchange Contracts — Emerging Economies Fund, Global Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2014 (amounts in thousands):

	Emerging Economies Fund		Global Equity Income Fund		International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$—		$18,865	(b)	$408,899	$655,405
Average Settlement Value Sold	53	(a)	31,030	(b)	336,638	523,930
Ending Settlement Value Purchased	—		—		427,153	644,991
Ending Settlement Value Sold	—		—		386,547	570,394

(a)	For the period January 1, 2014 through January 31, 2014.
(b)	For the period November 1, 2013 through May 31, 2014.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$6,865

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$14.779	$14.779

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(17,064)	$(17,064)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(45)	—	(45)

Total		$(45)	$(17,064)	$(17,109)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$5,117	$(1,824)	$—	$3,293
Barclays Bank plc	339	(239)	—	100
Credit Suisse International	486	(486)	—	—
HSBC Bank, N.A.	950	(524)	—	426
Royal Bank of Canada	1,122	(108)	—	1,014
Royal Bank of Scotland	2,365	(1,505)	—	860
Societe Generale	533	—	—	533
Standard Chartered Bank	881	(881)	—	—
Union Bank of Switzerland AG	1,157	(853)	—	304
Westpac Banking Corp.	1,829	(1,829)	—	—

	$14,779	$(8,249)	$—	$6,530

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$1,824		$(1,824)	$—	$—
Barclays Bank plc	239		(239)	—	—
Citibank, N.A.	241		—	—	241
Commonwealth Bank of Australia	102		—	—	102
Credit Suisse International	929		(486)	—	443
Goldman Sachs International	741		—	—	741
HSBC Bank, N.A.	524		(524)	—	—
Morgan Stanley	461		—	—	461
Royal Bank of Canada	108		(108)	—	—
Royal Bank of Scotland	1,505		(1,505)	—	—
Standard Chartered Bank	1,149		(881)	—	268
State Street Corp.	616		—	—	616
TD Bank Financial Group	1,341		—	—	1,341
Union Bank of Switzerland AG	853		(853)	—	—
Westpac Banking Corp.	6,431		(1,829)	—	4,602
Exchange Traded Futures and Options Contracts (b)	45	(c)	—	—	45

	$17,109		$(8,249)	$—	$8,860

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers for futures contracts.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$127

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(135)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$29,079	$29,079
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	246	—	246

Total		$246	$29,079	$29,325

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(25,885)	$(25,885)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(730)	—	(730)

Total		$(730)	$(25,885)	$(26,615)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$64		$(64)	$—	$—
Barclays Bank plc	4,324		(3,964)	—	360
BNP Paribas	427		—	—	427
Citibank, N.A.	111		(111)	—	—
Credit Suisse International	862		(4)	—	858
Deutsche Bank AG	1,104		(1,104)	—	—
HSBC Bank, N.A.	132		(132)	—	—
Morgan Stanley	13,648		—	—	13,648
Royal Bank of Scotland	123		—	—	123
Societe Generale	2,719		—	—	2,719
State Street Corp.	3,692		(945)	—	2,747
TD Bank Financial Group	116		(116)	—	—
Union Bank of Switzerland AG	1,757		(1,757)	—	—
Exchange Traded Futures and Options Contracts (b)	246	(c)	—	—	246

	$29,325		$(8,197)	$—	$21,128

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$887		$(64)	$—	$823
Barclays Bank plc	3,964		(3,964)	—	—
Citibank, N.A.	11,462		(111)	—	11,351
Credit Suisse International	4		(4)	—	—
Deutsche Bank AG	3,555		(1,104)	—	2,451
Goldman Sachs International	901		—	—	901
HSBC Bank, N.A.	573		(132)	—	441
State Street Corp.	945		(945)	—	—
TD Bank Financial Group	342		(116)	—	226
Union Bank of Switzerland AG	3,062		(1,757)	—	1,305
Westpac Banking Corp.	190		—	—	190
Exchange Traded Futures and Options Contracts (b)	730	(c)	—	—	730

	$26,615		$(8,197)	$—	$18,418

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers for futures contracts.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2014, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(148)

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(605)	$(605)
Equity contracts	23	—	23

Total	$23	$(605)	$(582)

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$190

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$19,447

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,599

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$4,218	$4,218
Equity contracts	(3,070)	—	(3,070)

Total	$(3,070)	$4,218	$1,148

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(5,747)	$(5,747)
Equity contracts	(45)	—	(45)

Total	$(45)	$(5,747)	$(5,792)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$225

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(730)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$19,672	$19,672
Equity contracts	772	—	772

Total	$772	$19,672	$20,444

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(4,610)	$(4,610)
Equity contracts	(575)	—	(575)

Total	$(575)	$(4,610)	$(5,185)

The Funds’ derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organizational Costs — Total offering costs of approximately $40,000 incurred in connection with the offering of shares of Global Research Enhanced Index Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2014, total offering costs amortized were approximately $13,000.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net Investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—		$(1,496)	$1,496
Emerging Markets Equity Fund	—		(1,206)	1,206
Global Equity Income Fund	—		(742)	742
Global Research Enhanced Index Fund	—		2,127	(2,127)
International Equity Fund	—		(558)	558
International Opportunities Fund	—		3,560	(3,560)
International Research Enhanced Equity Fund	—		2,171	(2,171)
International Unconstrained Equity Fund	—		(1)	1
International Value Fund	—	(a)	20,132	(20,132)
Intrepid International Fund	—	(a)	(240)	240

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, non-deductible expenses, corporate actions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80	(a)
Global Research Enhanced Index Fund	0.20
International Equity Fund	0.80
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20	(b)
International Unconstrained Equity Fund	0.80	(a)
International Value Fund	0.60
Intrepid International Fund	0.80	(c)

(a)	Effective December 1, 2014, the investment advisory fee decreased to 0.70% for Global Equity Income Fund and International Unconstrained Equity Fund.
(b)	Prior to May 20, 2014, the investment advisory fee was 0.55% for International Research Enhanced Equity Fund.
(c)	Prior to September 1, 2013, the investment advisory fee was 0.85% for Intrepid International Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to Distribution Agreements, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.75	0.50
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$16		$—	(a)
Emerging Markets Equity Fund	99		—	(a)
Global Equity Income Fund	19		—	(a)
International Equity Fund	43		—	(a)
International Opportunities Fund	4		—
International Research Enhanced Equity Fund	18		—	(a)
International Unconstrained Equity Fund	—	(a)	—
International Value Fund	439		—	(a)
Intrepid International Fund	3		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25	n/a	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class		Select Class
Emerging Economies Fund	1.60%		n/a		2.10%		n/a	1.15%	n/a	n/a		1.35%
Emerging Markets Equity Fund	1.70	*	2.20	%*	2.20	*	n/a	n/a	1.20%	1.30	%*	1.45	*
Global Equity Income Fund	1.25		n/a		1.75		1.50%	0.80	n/a	n/a		1.00	**
Global Research Enhanced Index Fund	0.59		n/a		1.09		0.84	n/a	n/a	n/a		0.34
International Equity Fund	1.31		1.81		1.81		1.56	0.86	0.81	n/a		1.06
International Opportunities Fund	1.31		1.92		1.92		n/a	n/a	0.81	0.91		1.06
International Research Enhanced Equity Fund***	0.60		1.10		1.10		0.85	n/a	n/a	n/a		0.35
International Unconstrained Equity Fund****	1.32		n/a		1.82		1.57	0.87	0.82	n/a		1.07
International Value Fund	1.35		1.85		1.85		1.60	n/a	0.85	0.95		1.10
Intrepid International Fund*****	1.40		n/a		1.90		1.65	n/a	n/a	0.90		1.15

*	Prior to September 1, 2013, the contractual expense limitations for Emerging Markets Equity Fund were 2.00%, 2.50%, 2.50%, 1.45% and 1.75% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

**	Effective December 1, 2014, the contractual expense limitation for the Select Class of Global Equity Income Fund is 0.90%.

***	Prior to February 28, 2013, the contractual expense limitations for International Research Enhanced Equity Fund were 1.07%, 1.80%, 1.80%, 1.32% and 0.82% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

****	Effective December 1, 2014, the contractual expense limitations for International Unconstrained Equity Fund are 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

*****	Prior to September 1, 2013, the contractual expense limitations for Intrepid International Fund were 1.50%, 2.00%, 1.75%, 1.00% and 1.25% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2014 and are in place until February 28, 2015.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$494	$592	$331	$1,417	$—
Emerging Markets Equity Fund	1,367	1,511	302	3,180	—
Global Equity Income Fund	354	96	39	489	—
Global Research Enhanced Index Fund	1,522	944	3,682	6,148	—	(a)
International Equity Fund	1,713	1,639	—	3,352	—
International Research Enhanced Equity Fund	1,615	494	1,037	3,146	—
International Unconstrained Equity Fund	36	4	—	40	160
International Value Fund	383	224	—	607	—
Intrepid International Fund	176	347	861	1,384	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2014 were as follows (amounts in thousands):

Emerging Economies Fund	$30
Emerging Markets Equity Fund	122
Global Equity Income Fund	5
Global Research Enhanced Index Fund	281
International Equity Fund	125
International Opportunities Fund	90
International Research Enhanced Equity Fund	43
International Value Fund	173
Intrepid International Fund	60

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2014, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economics Fund	$4
Emerging Markets Equity Fund	3
Global Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	5
International Equity Fund	2
International Opportunities Fund	4
International Research Enhanced Equity Fund	—	(a)
International Unconstrained Equity Fund	—	(a)
International Value Fund	6
Intrepid International Fund	6

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,077,236	$840,226
Emerging Markets Equity Fund	948,493	1,753,289
Global Equity Income Fund	164,169	156,222
Global Research Enhanced Index Fund	2,452,892	1,084,257
International Equity Fund	647,755	139,989
International Opportunities Fund	1,275,909	905,343
International Research Enhanced Equity Fund	489,039	387,939
International Unconstrained Equity Fund	3,263	2,798
International Value Fund	3,130,796	2,089,275
Intrepid International Fund	1,300,278	454,553

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,194,353	$118,596	$87,286	$31,310
Emerging Markets Equity Fund	2,113,703	523,389	108,178	415,211
Global Equity Income Fund	104,997	10,947	2,275	8,672
Global Research Enhanced Index Fund	3,249,242	394,684	83,281	311,403
International Equity Fund	2,117,683	421,513	133,835	287,678
International Opportunities Fund	1,637,205	198,248	87,723	110,525
International Research Enhanced Equity Fund	587,413	114,694	29,595	85,099
International Unconstrained Equity Fund	4,197	585	224	361
International Value Fund	3,557,012	388,551	186,182	202,369
Intrepid International Fund	1,424,850	121,520	71,609	49,911

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$14,158	$—	$14,158
Emerging Markets Equity Fund	20,089	—	20,089
Global Equity Income Fund	4,670	877	5,547
Global Research Enhanced Index Fund	29,275	2,611	31,886
International Equity Fund	61,359	—	61,359
International Opportunities Fund	16,959	—	16,959
International Research Enhanced Equity Fund	11,910	9,577	21,487
International Unconstrained Equity Fund	115	204	319
International Value Fund	63,443	—	63,443
Intrepid International Fund	10,033	—	10,033

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$6,432	$—	$6,432
Emerging Markets Equity Fund	13,244	—	13,244
Global Equity Income Fund	1,893	82	1,975
International Equity Fund	24,618	—	24,618
International Opportunities Fund	20,653	—	20,653
International Research Enhanced Equity Fund	14,459	—	14,459
International Unconstrained Equity Fund	99	—	99
International Value Fund	59,721	—	59,721
Intrepid International Fund	6,451	—	6,451

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

At October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$19,763	$(89,075)	$30,674
Emerging Markets Equity Fund	27,266	(4,903)	415,220
Global Equity Income Fund	1,827	953	8,665
Global Research Enhanced Index Fund	88,669	18,145	313,832
International Equity Fund	2,308	(7,844)	287,359
International Opportunities Fund	45,493	(5,449)	109,745
International Research Enhanced Equity Fund	19,306	104,358	85,058
International Unconstrained Equity Fund	134	230	362
International Value Fund	127,238	(341,115)	200,412
Intrepid International Fund	21,215	(532,480)	49,791

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of PFICs, mark to market of futures contracts and mark to market of forward foreign currency contracts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$34,954	$35,501

As of October 31, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	4,903	—	—	4,903
International Equity Fund	—	—	4,532	3,312	7,844
International Opportunities Fund	—	—	—	5,449	5,449
International Value Fund	35,803	241,545	63,767	—	341,115
Intrepid International Fund	281,509	250,971	—	—	532,480

During the year ended October 31, 2014, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Pre-Enactment Capital Loss Carryforwards Utilized	Post-Enactment Capital Loss Carryforwards Utilized		Total

		Short-Term	Long-Term
Emerging Markets Equity Fund	$4,943	$34,939	$51,160	$91,042
International Equity Fund	10,595	1,775	9,226	21,596
International Opportunities Fund	57,289	—	—	57,289
International Value Fund	83,671	16,452	7,146	107,269
Intrepid International Fund	12,207	1,580	—	13,787

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$45,983	0.18%	7	$2
Emerging Markets Equity Fund	125,239	0.18	30	19

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Value Fund.

In addition, as of October 31, 2014, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	17.4%	60.8%
Emerging Markets Equity Fund	n/a	37.5
Global Research Enhanced Index Fund	11.8	n/a
International Equity Fund	11.0	53.7
International Opportunities Fund	n/a	71.2
International Research Enhanced Equity Fund	64.4	n/a
Intrepid International Fund	n/a	84.7

Additionally, the Adviser owns a significant portion of the outstanding shares of International Unconstrained Equity Fund.

Global Equity Income Fund and International Value Fund each has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, a significant portion of each Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2014, the Funds had the following country allocations representing greater than 10% of total investments:

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	—	18.2%	—	—	—	—
Emerging Markets Equity Fund	—	10.3	—	—	18.7%	—
International Equity Fund	—	—	12.0%	—	—	17.2%
International Opportunities Fund	—	—	13.6	—	—	20.3
International Research Enhanced Equity Fund	—	—	10.7	10.1%	—	21.4
International Unconstrained Equity Fund	—	—	10.2	—	—	13.2
International Value Fund	—	—	15.9	—	—	24.1
Intrepid International Fund	—	—	11.0	—	—	20.7

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom	United States
Emerging Economies Fund	—	21.1%	—	11.2%	—	—
Emerging Markets Equity Fund	15.0%	—	—	—	—	—
Global Equity Income Fund	—	—	—	—	10.3%	46.9%
Global Research Enhanced Index Fund	—	—	—	—	—	52.5
International Equity Fund	—	—	14.2%		22.6	—
International Opportunities Fund	—	—	14.2	—	19.6	—
International Research Enhanced Equity Fund	—	—	—	—	19.1	—
International Unconstrained Equity Fund	—	—	13.3	—	21.5	—
International Value Fund	—	—	—	—	17.4	—
Intrepid International Fund	—	—	10.6	—	18.0	—

8. Transfers-In-Kind

During the year ended October 31, 2013, certain shareholders of International Equity Fund purchased shares and International Equity Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Market Value	Type
January 11, 2013	$47,211	Subscription in-kind

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Research Enhanced Equity Fund (formerly JPMorgan International Equity Index Fund), JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (formerly JPMorgan International Equity Index Fund) (a separate Fund of JPMorgan Trust II) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Research Enhanced Index Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$1,021.00	$8.10	1.59%
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	1,018.10	10.68	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class R5
Actual	1,000.00	1,023.20	5.86	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Select Class
Actual	1,000.00	1,022.50	6.88	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

Emerging Markets Equity Fund
Class A
Actual	1,000.00	1,041.30	8.70	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class B
Actual	1,000.00	1,038.50	11.30	2.20
Hypothetical	1,000.00	1,014.12	11.17	2.20
Class C
Actual	1,000.00	1,038.80	11.31	2.20
Hypothetical	1,000.00	1,014.12	11.17	2.20
Class R6
Actual	1,000.00	1,044.00	6.18	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Institutional Class
Actual	$1,000.00	$1,000.00	$6.55	1.30%
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,042.60	7.47	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45

Global Equity Income Fund
Class A
Actual	1,000.00	992.90	6.28	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	990.50	8.78	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	992.20	7.53	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	995.10	4.02	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	994.10	5.03	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Global Research Enhanced Index Fund
Class A
Actual	1,000.00	1,029.60	2.97	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class C
Actual	1,000.00	1,026.90	5.52	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class R2
Actual	1,000.00	1,028.00	4.24	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,030.70	1.69	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

International Equity Fund
Class A
Actual	1,000.00	956.60	6.46	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	953.70	8.91	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	953.90	8.91	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class R2
Actual	1,000.00	955.50	7.69	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	958.20	4.24	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual	$1,000.00	$959.10	$4.00	0.81%
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	957.30	5.23	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Opportunities Fund
Class A
Actual	1,000.00	953.60	6.11	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	951.40	8.56	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	951.80	8.56	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R6
Actual	1,000.00	956.40	3.65	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Institutional Class
Actual	1,000.00	955.80	4.14	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Select Class
Actual	1,000.00	955.60	4.88	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

International Research Enhanced Equity Fund
Class A
Actual	1,000.00	950.60	2.90	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class B
Actual	1,000.00	948.00	5.35	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class C
Actual	1,000.00	948.00	5.35	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R2
Actual	1,000.00	949.40	4.13	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Select Class
Actual	1,000.00	951.80	1.67	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

International Unconstrained Equity Fund
Class A
Actual	1,000.00	977.90	6.58	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	976.20	9.06	1.82
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class R2
Actual	1,000.00	977.30	7.82	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
International Unconstrained Equity Fund (continued)
Class R5
Actual	$1,000.00	$980.60	$4.34	0.87%
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	980.60	4.09	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	979.50	5.34	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

International Value Fund
Class A
Actual	1,000.00	935.80	6.54	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class B
Actual	1,000.00	931.60	8.96	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class C
Actual	1,000.00	931.40	8.96	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class R2
Actual	1,000.00	939.60	7.77	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R6
Actual	1,000.00	939.40	4.11	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual	1,000.00	938.80	4.59	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Select Class
Actual	1,000.00	937.20	5.32	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

Intrepid International Fund
Class A
Actual	1,000.00	957.30	6.86	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	954.80	9.31	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class R2
Actual	1,000.00	955.50	8.08	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Institutional Class
Actual	1,000.00	959.10	4.39	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Select Class
Actual	1,000.00	957.80	5.63	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the fourth, third and second quintiles for Class A shares and in the fourth, third and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the fifth, third, and fourth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Global Equity Income Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ending December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional

Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted the performance of the Global Research Enhanced Index Fund since its inception on February 28, 2013 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the fifth, third, and second quintiles for Class A shares and in the fifth, second, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Research Enhanced Equity Fund’s performance was in the third, fourth, and fifth quintiles for Class A shares and in the third, third, and fifth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the International Opportunities Fund’s performance was in the fourth, third, and second quintiles for Class A shares and in the third, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the performance of the International Unconstrained Equity Fund was in the fourth quintile for both

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the International Value Fund’s performance was in the third quintile for Class A shares and in the second quintile for Select Class shares for each of the one-, three- and five- year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Intrepid International Fund’s performance was in the second, third, and third quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fees and total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. The Trustees also noted that effective May 20, 2014, the Fund’s contractual advisory fee was reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I (other than Funds that launched subsequent to the record date), including Emerging Economies Fund, Emerging Market Equity Funds, Global Equity Income Fund, International Equity Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including International Research Enhanced Equity Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Votes Received (Amounts in thousands)
Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Votes Received (Amounts in thousands)
Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve a change to the fundamental investment objective for the International Research Enhanced Equity Fund (formerly, the International Equity Index Fund). The amended fundamental investment objective was approved by shareholders. Following such approval, the Fund’s benchmark, name, and certain of its investment strategies were changed.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	21,564
Against	100
Abstain	28
Broker Non Votes	4,677

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2014:

Dividends Received Deduction
Global Equity Income Fund	19.59%
Global Research Enhanced Index Fund	28.51

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$14,158
Emerging Markets Equity Fund	20,089
Global Equity Income Fund	4,670
Global Research Enhanced Index Fund	29,275
International Equity Fund	61,359
International Opportunities Fund	16,959
International Research Enhanced Equity Fund	11,910
International Unconstrained Equity Fund	107
International Value Fund	63,443
Intrepid International Fund	10,033

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Global Equity Income Fund	$877
Global Research Enhanced Index Fund	2,611
International Research Enhanced Equity Fund	9,577
International Unconstrained Equity Fund	204

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$35,376	$3,418
Emerging Markets Equity Fund	68,347	5,158
Global Equity Income Fund	5,280	392
International Equity Fund	83,205	4,665
International Opportunities Fund	59,941	4,315
International Research Enhanced Equity Fund	18,008	2,116
International Unconstrained Equity Fund	99	8
International Value Fund	159,100	10,373
Intrepid International Fund	31,783	2,110

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-INTEQ-1014

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $43,803

2013 – $41,583

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $12,000

2013 – $19,530

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $10,670

2013 – $9,932

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 – $33.7 million

2012 – $33.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 29, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
December 29, 2014